SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
Filing by:
TLC VISION CORPORATION

(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(2)	Form, Schedule or Registration Statement No.:

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(4)	Dated Filed:

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TLC Vision Corporation

STOP

STOP THE JOFFE GROUP FROM TAKING CONTROL OF TLC VISION *WITHOUT PAYING FOR YOUR SHARES!*

PROTECT YOUR INVESTMENT

VOTE ONLY YOUR BLUE PROXY:

WWW.PROXYVOTE.COM

OR CALL 1.866.879.7644 FOR ASSISTANCE

Dear TLCVision Shareholder,

On behalf of the board of directors and management of TLC Vision Corporation, we invite you to attend our 2008 Annual and Special Meeting of Shareholders. The meeting will be held at the Richard Ivey School of Business, 130 King Street West, Toronto, Ontario at 10:00 a.m. (Eastern time) on June 10, 2008. Enclosed are the notice of meeting, management information circular and form of proxy/voting instruction form for the meeting.

The meeting will be held to elect seven directors for the ensuing year and to approve the ratification of the TLCVision Shareholder Rights Plan, among other business purposes as detailed in the circular. The circular also contains a shareholder proposal submitted by Dr. Stephen N. Joffe and a trust for the benefit of Heidi Joffe to nominate Dr. Joffe and two other individuals as directors of the Company (the “Joffe Group”). Your board of directors recommends that you submit the enclosed BLUE form of proxy and WITHHOLD VOTE from the Joffe Group and vote FOR management’s seven nominees for director. Your vote is very important and the future direction of the Company is at stake.

Your board of directors believes that Dr. Joffe’s ultimate goal is to take control of TLCVision and its strategic direction without paying for your shares.

•	Dr, Joffe has been trying for 18 months to gain control of TLCVision but declined the opportunity to make a bona fide offer. Now his proxy solicitation is another attempt to acquire control of TLCVision without the payment of any premium to shareholders.

•	Dr. Joffe has turned down prior opportunities to join our board of directors and has demanded a lucrative compensation package to become Chief Executive Officer. Dr. Joffe made clear to your board of directors that his compensation package would have to involve stock options for himself and his management team exercisable for approximately 15% of the Company’s outstanding shares.

•	Dr. Joffe has presented no current plan for the Company and he has nominated for director Michael Henderson, who led a company that was responsible for the destructive price wars and controversial business practices that plagued the laser vision correction industry in the late 1990s and early 2000s.

•	Dr. Joffe’s past actions while with LCA-Vision Inc. (“LCA”) also suggest that Dr. Joffe may be more concerned with his personal interests than with the interests of shareholders. While still the Chairman and Chief Executive Officer of LCA Dr. Joffe reduced his ownership of LCA from 3.4 millon shares, or 32%, to 83,000 while he and his wife increased their holdings of TLCVision to 5.3 million common shares or approximately 7.7% of the Company’s outstanding shares. He was the most senior officer and Chairman of the board of directors of LCA, to which he owed a duty of loyalty and instead of focusing on LCA, Dr. Joffe chose to make significant personal investments in a competitor’s business.

WE URGE YOU TO STOP THE JOFFE GROUP IN ITS ATTEMPT TO TAKE CONTROL OF TLCVISION WITHOUT PAYING FOR YOUR SHARES. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE YOUR BLUE PROXY AS FOLLOWS:
MANAGEMENT NOMINEES:	FOR ☑
SHAREHOLDER PROPOSAL (THE JOFFE GROUP):	WITHHOLD VOTE ☑
SHAREHOLDER RIGHTS PLAN:	FOR ☑
APPOINTMENT OF ERNST & YOUNG LLP:	FOR ☑

Regardless of the number of shares you own, it is important that you cast your vote today by completing and returning your proxy and/or voting instruction form.

If you have any questions or need assistance in casting your vote or completing your proxy and/or voting instruction form, please call Kingsdale Shareholder Services Inc. at toll-free 1-866-879-7644 and they will be happy to help.

Yours truly,

Waren S. Rustand
Chairman
TLC Vision Corporation

NOTICE OF 2008 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2008
TLC VISION CORPORATION MANAGEMENT INFORMATION CIRCULAR
BACKGROUND TO THE MEETING
FORWARD-LOOKING STATEMENTS
EXCHANGE RATE DATA
QUESTIONS AND ANSWERS ABOUT THE MEETING
RATIONALE TO SUPPORT MANAGEMENT’S NOMINEES AS DIRECTORS
RATIONALE FOR OPPOSITION TO THE JOFFE GROUP
GENERAL PROXY INFORMATION
BUSINESS TO BE CONDUCTED AT THE MEETING
EXECUTIVE OFFICERS
INFORMATION ON EXECUTIVE COMPENSATION
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
AUDIT COMMITTEE REPORT
DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE
INDEBTEDNESS OF DIRECTORS AND OFFICERS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
ANNUAL INFORMATION
OTHER BUSINESS
DIRECTORS’ APPROVAL
APPENDIX C

TLC VISION CORPORATION

NOTICE OF 2008 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 10, 2008

NOTICE IS HEREBY GIVEN THAT the 2008 annual and special meeting of the shareholders of TLC Vision Corporation (the “Company”) will be held on June 10, 2008 at 10:00 a.m. Eastern Time at the Richard Ivey School of Business, 130 King Street West, Toronto, Ontario, for the following purposes:

1. To elect seven directors for the ensuing year;

2. To approve the ratification of the Company’s Shareholder Rights Plan;

3. To appoint Ernst & Young LLP as auditors of the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

4. To receive the consolidated financial statements of the Company for the fiscal year ended December 31, 2007, together with the report of the auditors thereon; and

5. To transact such further business as may properly come before the annual and special meeting or any adjournment thereof.

The text of the resolution approving item 2 is contained in Appendix B to the accompanying management information circular.

The Board of Directors has fixed the close of business on April 29, 2008 as the record date for determining the Company’s shareholders entitled to notice of and to vote at its annual and special meeting.

Management of the Company is soliciting the enclosed BLUE form of proxy. Please refer to the accompanying management information circular for further information with respect to the business to be transacted at the annual and special meeting. The management information circular is deemed to be incorporated by reference in and to form part of this notice.

By Order of the Board of Directors

Brian L. Andrew
General Counsel and Secretary
April   , 2008

Whether or not you expect to attend the annual and special meeting, please exercise your right to vote either by (a) signing and returning the BLUE form of proxy to CIBC Mellon Trust Company, Proxy Dept., P.O. Box 721, Agincourt, Ontario, M1S 0A1, so as to arrive not later than 10:00 a.m. (Eastern time) on June 6, 2008 or, if the meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned meeting or (b) by completing the request for voting instructions in accordance with the directions provided. If you execute a proxy card, you may still attend the annual and special meeting, revoke your proxy and vote your shares in person. However, attending the annual and special meeting in person will not revoke your proxy unless you follow the procedures explained under “General Proxy Information — Revocation of Proxies” in the accompanying management information circular.

TLC VISION CORPORATION

MANAGEMENT INFORMATION CIRCULAR

The information contained in this management information circular is given as at April   , 2008, except where otherwise noted. This management information circular is first being sent or given to shareholders on or about May   , 2008. All references to “$” shall mean U.S. dollars and all references to “Cdn.$” shall mean Canadian dollars.

Unless the context requires otherwise, the “Company”, “TLCVision”, “we,” “our,” and “us,” refer to TLC Vision Corporation.

BACKGROUND TO THE MEETING

This management information circular contains a shareholder proposal (the “Shareholder Proposal”) submitted by Dr. Stephen N. Joffe and a trust for the benefit of Heidi Joffe, two of our shareholders, to nominate Dr. Joffe and two other individuals as directors of the Company (the “Joffe Group”). Your board of directors recommends that you submit the enclosed BLUE form of proxy and WITHHOLD VOTE from the Joffe Group and vote FOR management’s seven nominees for director. Your vote is very important and the future direction of the Company is at stake. We urge you to read this circular carefully and to read the reasons for the board’s recommendation below under “Rationale to Support Management’s Nominees for Director” and “Rationale for Opposition to the Joffe Group.”

USE THE ENCLOSED BLUE PROXY TO VOTE YOUR SHARES FOR MANAGEMENT’S PROPOSED DIRECTORS AND TO WITHHOLD YOUR VOTE FOR THE JOFFE GROUP. WE URGE YOU TO DISCARD ANY PROXY YOU MAY RECEIVE FROM THE JOFFE GROUP. NON-REGISTERED HOLDERS THAT WISH TO SUPPORT MANAGEMENT’S PROPOSED DIRECTORS SHOULD CAREFULLY FOLLOW THE INSTRUCTIONS ON THE FORMS THEY RECEIVE AND CONTACT THEIR INTERMEDIARIES PROMPTLY IF THEY NEED ASSISTANCE OR KINGSDALE SHAREHOLDER SERVICES AT THE NUMBER LISTED BELOW.

FORWARD-LOOKING STATEMENTS

This management information circular contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, Section 21E of the U.S. Securities Exchange Act of 1934 and Canadian provincial securities laws, which statements can be identified by the use of forward looking terminology, such as “may”, “will”, “expect”, “intend”, “anticipate”, “estimate”, “predict”, “plans” or “continue” or the negative thereof or other variations thereon or comparable terminology referring to future events or results. We caution that all forward-looking information is inherently uncertain and that actual results may differ materially from the assumptions, estimates or expectations reflected in the forward-looking information. A number of factors could cause actual results to differ materially from those in the forward-looking statements, including but not limited to economic conditions, the level of competitive intensity for laser vision correction, the market acceptance of laser vision correction, concerns about potential side effects and long term effects of laser vision correction, the ability to maintain agreements with doctors on satisfactory terms, quarterly fluctuation of operating results that make financial forecasting difficult, the volatility of the market price of our common shares, profitability of investments, successful execution of our direct-to-consumer marketing programs, the ability to open new centers, the reliance on key personnel, medical malpractice claims and the ability to maintain adequate insurance therefore, claims for federal, state and local taxes, compliance with industry regulation, compliance with U.S. and Canadian healthcare regulations, and disputes regarding intellectual property, many of which are beyond our control.

Forward-looking information is based on current expectations and various factors and assumptions applied which we believed to be reasonable at the time, including but not limited to general economic and industry growth rates, pricing levels and competitive intensity, procedure growth, technology deployment, equipment costs, and industry structure and stability.

For questions or assistance, please call Kingsdale Shareholder Services Inc. toll free at:
1-866-879-7644
PROTECT YOUR INVESTMENT — VOTE ONLY YOUR BLUE PROXY TODAY.

Therefore, should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary significantly from what we currently foresee. Accordingly, we warn investors to exercise caution when considering any such forward-looking information herein and to not place undue reliance on such statements and assumptions. We are under no obligation (and we expressly disclaim any such obligation) to update or alter any forward-looking statements or assumptions whether as a result of new information, future events or otherwise, except as required by applicable law.

You should refer to our reports filed with the Canadian provincial securities regulators and the U.S. Securities and Exchange Commission (the “SEC”) from time to time for cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward-looking statements.

EXCHANGE RATE DATA

The following table sets forth, for each period indicated, the low and high exchange rates for Canadian dollars expressed in United States dollars, the exchange rate at the end of such period and the average of such exchange rates for each day during such period, based on the inverse of the noon buying rate in The City of New York for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York:

	Year Ended December 31,
	2006	2007

Low	0.8528	0.8437
High	0.9100	1.0908
Period End	0.8582	1.0120
Average	0.8821	0.9309

On April 14, 2008, the inverse of the noon buying rate was $0.9797 = Cdn$1.00.

For questions or assistance, please call Kingsdale Shareholder Services Inc. toll free at:
1-866-879-7644
PROTECT YOUR INVESTMENT — VOTE ONLY YOUR BLUE PROXY TODAY.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What am I voting on?

A:	You are being asked to vote to:

•	elect seven directors of TLCVision for the ensuing year;

•	ratify the Company’s Shareholder Rights Plan; and

•	appoint Ernst & Young LLP as the auditors of the Company for the ensuing year and to authorize the directors to fix the renumeration to be paid to the auditors.

Q:	Who are the nominees for director?

A:	TLCVision management has proposed seven nominees for election to the board of directors. Those nominees are:
Dr. Michael D. DePaolis
Jay T. Holmes
Olden C. Lee
Dr. Richard L. Lindstrom
Warren S. Rustand
James C. Wachtman
Toby S. Wilt

For more information on management’s proposed nominees see “Business to be Conducted at the Meeting — Election of Directors”. This management information circular also contains a shareholder proposal submitted by Dr. Stephen N. Joffe and a trust for the benefit of Heidi Joffe, two of our shareholders, to nominate Dr. Joffe, Michael R. Henderson and Cathy Willis as directors of the Company (the “Joffe Group”).

Q:	How does the TLCVision board of directors recommend that I vote?

A:	YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE:

MANAGEMENT NOMINEES: FOR ☑

SHAREHOLDER PROPOSAL (ELECTION OF THE JOFFE GROUP): WITHHOLD VOTE ☑

SHAREHOLDER RIGHTS PLAN: FOR ☑

APPOINTMENT OF ERNST & YOUNG LLP: FOR ☑

Q:	Why is the TLCVision board of directors recommending against the Joffe Group?

A:	Your board of directors opposes the Joffe Group for the following reasons:

•	Dr. Joffe’s past actions and recent proxy solicitation suggest that he will not be acting in YOUR best interests as shareholders of TLCVision;

•	the Joffe Group has not presented a current plan for the Company;

•	Dr. Joffe has exercised poor judgment in nominating Mr. Michael Henderson;

•	having the Joffe Group on your board would jeopardize our referral network which generated 48% of our refractive center procedure volumes in 2007;

•	the Joffe Group has made misleading allegations;

•	Dr. Joffe’s nominees have little or no experience as independent directors; and

•	Dr. Joffe and Mr. Henderson have been associated with questionable business practices.

For questions or assistance, please call Kingsdale Shareholder Services Inc. toll free at:
1-866-879-7644
PROTECT YOUR INVESTMENT — VOTE ONLY YOUR BLUE PROXY TODAY.

Q:	What is the Joffe Group’s true intention for TLCVision?

A:	Your board of directors believes that Dr. Joffe’s ultimate goal is to take control of TLCVision and its strategic direction without paying for your shares. Dr. Joffe has turned down prior opportunities to join your board of directors and has demanded a lucrative compensation package to become Chief Executive Officer. He has presented no current plan for the Company and has nominated for director Michael Henderson, who led a company that was responsible for the destructive price wars and controversial business practices that plagued the laser vision correction industry in the late 1990s and early 2000s. We urge you to stop the Joffe Group in its attempt to take control of TLCVision without paying for your shares. You should review the information under “Rationale For Opposition To The Joffe Group” for a full description as to why your board of directors is recommending to vote against the Joffe Group.

Q:	Why is the TLCVision board of directors making its recommendation?

A:	Your board of directors has carefully considered the nominees for director proposed by management and the nominees proposed by the Joffe Group. Your board of directors supports the seven nominees for director that management has put forward in the belief that these nominees have superior qualifications and bring a wide and relevant range of expertise to the Company. Management’s proposed nominees include two new nominees, Jay T. Holmes and Olden C. Lee, who bring experience in both the eye care industry and consumer-focused business models. Your board of directors and management are committed to the Company’s new more consumer-focused strategy and have worked hard over the past two years to successfully implement that strategy. Our management and board of directors believe that the new strategy is working and that TLCVision is now positioned for improved profitability and industry leading refractive procedure volumes. You should review the information under “Rationale To Support Management’s Nominees As Directors” for a full description as to why your board of directors is recommending management’s nominees for director.

Q:	How do I vote?

A:	If you are a non-registered shareholder (that is, if your common shares are held in the name of an intermediary, such as a bank, broker, trust company or other nominee), your broker or other nominee will provide you with separate instructions on how to vote your common shares. Many brokers or other nominees make telephone or Internet voting available, but the specific processes available will depend on your broker’s or other nominee’s specific arrangements. If you are a registered shareholder (that is, if your common shares are registered in your name with our transfer agent), you can vote your common shares at the meeting or by completing, signing and dating the enclosed BLUE form of proxy. Use either the enclosed return envelope or the address provided in the instructions on the BLUE form of proxy to return the form of proxy.

Q:	Who is soliciting my proxy?

A:	This proxy is being solicited by TLVVision’s management. The Joffe Group will also be soliciting proxies from you. We urge you to DISCARD any form of proxy received from the Joffe Group.

Q:	Am I entitled to receive notice of the meeting, attend and vote at the meeting?

A:	If you are a registered shareholder as of the close of business on April 29, 2008, which is the record date for the meeting, you are entitled to receive notice of, attend and vote at the meeting. Your vote is important regardless of the number of common shares you own.

Q:	Where and when is the annual and special meeting?

A:	The meeting will take place at the Richard Ivey School of Business, 130 King Street West, Toronto, Ontario on June 10, 2008 at 10:00 a.m. Eastern Time.

For questions or assistance, please call Kingsdale Shareholder Services Inc. toll free at:
1-866-879-7644
PROTECT YOUR INVESTMENT — VOTE ONLY YOUR BLUE PROXY TODAY.

Q:	What is cumulative voting?

A:	Each of our shareholders entitled to vote at an election of directors has cumulative voting rights. Cumulative voting rights entitle a shareholder to cast a number of votes equal to the number of votes attached to the shares held by the shareholder multiplied by the number of directors to be elected. The shareholder may cast all such votes in favour of one candidate for director or distribute them among the candidates in any manner. For example, if you hold 100 common shares, you will have 700 votes for the election of directors at the meeting. You could cast all 700 votes for one nominee or you could allocate the 700 votes among one or more other nominees. The seven nominees who receive the greatest number of votes cast for the election of directors will be elected as directors. By executing the enclosed BLUE form of proxy and voting FOR management’s nominees for director or where no vote is specified on such proxy, the cumulative votes represented by the proxy will be cast, unless contrary instructions are given, at the discretion of the proxy holders named therein in order to elect as many of the management nominees as believed possible under the then prevailing circumstances. Unless indicated to the contrary, if you withhold your vote for a nominee, all of your cumulative votes will be distributed among the remaining management nominees at the discretion of the proxy holders.

Q:	When should I return my proxy?

A:	You should return your form of proxy as soon as possible so that your common shares will be voted at the meeting. The deadline for submitting proxies is 10:00 a.m. (Eastern time) on June 6, 2008 or, in the event that the meeting is adjourned or postponed, 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned or postponed meeting.

Q:	If I voted for the Joffe Group and change my mind, how can I support TLCVision?

A:	Simply vote a BLUE proxy. The later dated proxy will revoke the earlier one.

Q:	If I receive a proxy form from the Joffe Group what should I do?

A:	We urge you to DISCARD any form of proxy received from the Joffe Group. Even if you have already voted using a form of proxy received from the Joffe Group and wish to support management’s director nominees instead, you can still do so by voting a new BLUE form of proxy. The later-dated proxy will supersede a previously completed proxy.

Q:	Who can help answer my other questions?

A:	If you have additional questions about the meeting, including the procedures for voting your common shares, or you would like additional copies, without charge, of this management information circular, you should contact our proxy solicitation agent, Kingsdale Shareholder Services, at 1-866-879-7644, toll-free. If your broker holds your common shares, you may also call your broker for additional information.

For questions or assistance, please call Kingsdale Shareholder Services Inc. toll free at:
1-866-879-7644
PROTECT YOUR INVESTMENT — VOTE ONLY YOUR BLUE PROXY TODAY.

RATIONALE TO SUPPORT MANAGEMENT’S NOMINEES AS DIRECTORS

Management supports the seven nominees for director it has put forward in the belief that these nominees have superior qualifications and bring a wide and relevant range of expertise to the Company. Management’s proposed nominees include two new nominees, Jay T. Holmes and Olden C. Lee, who bring experience in both the eye care industry and consumer-focused business models. Your board of directors and management are committed to the Company’s new strategy and have worked hard over the past two years at planning and executing that strategy. Our management and board of directors believe that the new strategy is working and that the Company is now positioned for improved profitability and industry leading refractive procedure volumes. For information on the background of management’s nominees for director, see “Business to be Conducted at the Meeting — Election of Directors.”

USE THE ENCLOSED BLUE PROXY TO VOTE YOUR SHARES FOR MANAGEMENT’S PROPOSED DIRECTORS AND TO WITHHOLD YOUR VOTE FROM THE JOFFE GROUP. WE URGE YOU TO DISCARD ANY PROXY YOU MAY RECEIVE FROM THE JOFFE GROUP. NON-REGISTERED HOLDERS THAT WISH TO SUPPORT MANAGEMENT’S PROPOSED DIRECTORS SHOULD CAREFULLY FOLLOW THE INSTRUCTIONS ON THE FORMS THEY RECEIVE AND CONTACT THEIR INTERMEDIARIES PROMPTLY IF THEY NEED ASSISTANCE OR KINGSDALE SHAREHOLDER SERVICES AT THE NUMBER LISTED BELOW.

Your Board of Directors and Management Have a Plan and It is Working

In November 2006, TLCVision’s board of directors and management made a proactive decision to implement a new strategy to reposition our core branded TLC Laser Eye Centers business in a market that had been relatively flat on an industry-wide basis for several years. After significant consumer research we determined that to reach a broader target audience we had to have a direct-to-consumer advertising component, that, if not addressed, would limit the long-term growth rate of our predominately doctor referred, premium-priced model. Therefore, we developed and introduced a new multi-channel patient acquisition strategy to attract more potential patients through a tiered pricing approach and direct-to-consumer marketing while maintaining our commitment to the existing doctor referral base.

Our repositioning of our core refractive surgical centers business is based on our execution of the following initiatives:

•	broader, more standardized pricing that includes an attractive entry-level price point and logical upgrades based on technology;

•	direct-to-consumer communication that leverages existing brand equity and drives increased brand awareness by utilizing broad-reach media, Internet, telephone, direct mail, email, alumni and referral programs;

•	continued commitment to the co-management model, which allows primary care doctors to provide the best clinical outcomes for their patients while retaining them in their practices;

•	centralized call volume management to better manage increased call traffic and to ensure greater control over the consistency and quality of patient interactions and follow-up contact;

•	continuing clinical education for ophthalmologists and optometrists, as well as practice development education and tools focused on educating their staffs; and

•	selected geographic expansion into existing markets to leverage marketing spend.

The results of these initiatives indicate that our new strategy is working. During 2007 and the first quarter of 2008, we successfully repositioned 54 of our majority-owned refractive centers to our new model, and significantly increased consumer awareness of our TLC Laser Eye Centers brand in the marketplace, as evidenced by recent consumer awareness studies that indicate an increased likelihood for consumers to consider TLC Laser Eye Centers for LASIK over our competitors. Increased consumer-focused marketing of Tiger Woods, one of the world’s most

For questions or assistance, please call Kingsdale Shareholder Services Inc. toll free at:
1-866-879-7644
PROTECT YOUR INVESTMENT — VOTE ONLY YOUR BLUE PROXY TODAY.

recognizable athletes and TLCVision patient, has greatly enhanced the TLC Laser Eye Centers image of trust and quality and our direct-to-consumer message in the marketplace. As a result of our new marketing strategy:

•	our contact management center (call center) managed over 290,000 inquiries last year, a 61% increase over 2006;

•	we booked over 19,000 patient consultations online in 2007, an increase of 84% over 2006;

•	we delivered 6.7% same-store procedure growth in 2007 and 13.6% overall procedure growth in our repositioned centers, well above an industry growth rate of less than 2% for 2007;

•	our average selling price increased 5% to $1,674 per eye during the fourth quarter of 2007, showing the effectiveness of our pricing structure and upgrade offerings; and

•	our momentum continued into 2008 when same-store procedures in January 2008 increased by 14.3% over the prior year period, despite weaker economic conditions.

At the same time, we continued to benefit from our strong relationship with eye care doctors, with over 8,000 doctors referring at least one patient to our centers during 2007. Referrals from our network of affiliated eye care doctors represented 48% of our procedures in 2007.

In June 2007, TLCVision also undertook a plan to recapitalize our balance sheet in order to address the unusually high number of outstanding shares and take advantage of our ability to generate cash flow. Consequently, we provided shareholders a choice to either tender their shares into our Dutch auction tender offer or to participate in the Company’s strategic shift. Prior to the Dutch auction tender offer, our management had publicly stated that the full execution of the strategic shift would take 12 to 18 months to implement. TLCVision’s leveraged recapitalization was designed to provide many benefits to the Company:

•	it provided a return to shareholders along with the opportunity to continue participating in the future upside potential of the Company;

•	it provided the Company with a more efficient, lower cost of capital; and

•	the Company had sufficient debt capacity which allowed for cost-effective transaction terms.

When we announced our new strategy in November 2006, we communicated with investors on the timing and financial impact of this strategy. Our stock price has experienced a decline since the November 2006 announcement. However, we believe that this decline was a direct result of macroeconomic factors, including declining consumer confidence and slower industry procedure growth, and TLCVision’s period of strategic transition. While we experienced a net loss of $0.74 per share in 2007, driven largely by non-cash write-offs and costs associated with the adoption of our new strategy, we anticipate positive earnings per share of $0.07 and approximately $89 million in revenue in the first quarter of 2008. As research analyst Joseph Walewicz of CIBC World Markets commented on March 12, 2008, “TLC Vision’s new consumer-focused strategy is positively impacting, and will continue to impact, procedure volumes and top-line results. This is particularly impressive given the overall market softness.”

Management’s Nominees are Highly Experienced and Qualified

Out of management’s seven board nominees, five are current directors (Messrs. Rustand, Wilt and Wachtman and Drs. DePaolis and Lindstrom) and combined have many decades of industry experience. In their tenure as TLCVision directors, these nominees have positively influenced the Company’s strategy and performance and have demonstrated a commitment to creating shareholder value, as evidenced by the following:

•	the nominees proactively influenced a shift to a more consumer-focused refractive strategy to enhance TLCVision’s competitive position within a stagnant industry, to respond to changing consumer preferences with respect to pricing and options and to maximize the value of the TLC Laser Eye Centers brand;

For questions or assistance, please call Kingsdale Shareholder Services Inc. toll free at:
1-866-879-7644
PROTECT YOUR INVESTMENT — VOTE ONLY YOUR BLUE PROXY TODAY.

•	the nominees authorized the exploring of strategic alternatives in order to return significant value to shareholders. TLCVision’s board of directors explored an outright sale as well as a recapitalization, ultimately deciding that a Dutch auction tender offer was the best and most efficient way to return value to shareholders and position the Company for better long-term returns; and

•	the nominees demonstrated a commitment to enhancing the skillset of TLCVision’s senior management team through the hiring of Larry Hohl in January 2008 as President of Refractive Centers. Mr. Hohl brings invaluable consumer marketing experience and expertise to TLCVision, which combined with Mr. Wachtman’s experience and knowledge of the eye care industry, particularly in managing our network of affiliated doctors, will position TLCVision to capitalize on the opportunities presented by the new consumer-friendly pricing and direct-to-consumer marketing implemented at our refractive centers.

In addition to having extensive experience as directors of TLCVision, management’s proposed nominees for director bring a wealth and range of other relevant experience and expertise to the Company. Both Mr. Wilt and Dr. DePaolis bring expertise in the consumer goods and services field and the eye care industry, respectively. Our Chairman, Mr. Warren Rustand, has served on your board of directors since 1997 and has extensive experience working with a range of companies, having served on the boards of over 40 enterprises, including public companies, private companies and not-for-profit organizations. He also has significant experience in the healthcare industry.

Dr. Richard Lindstrom and Mr. James Wachtman, our other two current directors, have extensive experience in the eye care industry. Dr. Lindstrom has been a member of your board of directors since our merger with Laser Vision Centers, Inc. (“LaserVision”) in 2002 and prior to that was a director of LaserVision since 1995. Dr. Lindstrom is in the private practice of ophthalmology with Minnesota Eye Consultants P.A. and is a medical advisor for several medical device and pharmaceutical manufacturers. Dr. Lindstrom recently served as the President of the American Society of Cataract and Refractive Surgery. Mr. Wachtman was appointed as Chief Executive Officer and a director of TLCVision in August 2004. Prior to being appointed as Chief Executive Officer in 2004, Mr. Wachtman served as President and Chief Operating Officer of TLCVision and led the successful integration of TLC Laser Eye Centers Inc. and LaserVision following their merger in 2002. Prior to that merger, Mr. Wachtman had been President and Chief Operating Officer of LaserVision since August 1998 and Chief Operating Officer of North American operations of LaserVision between 1996 and 1998. During his broad career in the eye care industry, Mr. Wachtman has developed extensive relationships with TLCVision’s network of surgeons and affiliated doctors, who are critical to TLCVision’s current business model and future growth.

Management’s new proposed nominees will also bring a wealth of experience and expertise to your board of directors. Mr. Lee is very familiar with consumer-focused business strategies, having worked for 28 years in senior positions with PepsiCo, and currently serves on the board of directors of Starbucks. Mr. Holmes has extensive experience in the eye care industry, having served in senior positions with Bausch & Lomb for over 15 years, including several years on its board of directors, and having served on the boards of directors of a number of other eye care companies.

Management believes that with its proposed slate of director nominees and with the current executive team, the right people are in place to successfully execute TLCVision’s strategy.

RATIONALE FOR OPPOSITION TO THE JOFFE GROUP

Your board of directors urges you to WITHHOLD your vote from the Shareholder Proposal and the Joffe Group and to vote FOR the election of the seven nominees for director proposed by management. Your board of directors opposes the Joffe Group for the following reasons:

•	Dr. Joffe’s past actions and recent proxy solicitation suggest that he will not be acting in YOUR best interests as shareholders of TLCVision;

•	the Joffe Group has not presented a current plan for the Company;

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•	Dr. Joffe has exercised poor judgment in nominating Mr. Michael Henderson;

•	having the Joffe Group on your board would jeopardize our referral network which generated 48% of our refractive center procedure volumes in 2007;

•	the Joffe Group has made misleading allegations;

•	the Joffe Group nominees have little or no experience as independent directors; and

•	Dr. Joffe and Mr. Henderson have been associated with questionable business practices.

Each of these reasons is explained in greater detail below.

Dr. Joffe’s Past Actions and Recent Proxy Solicitation Suggest That He Will Not Be Acting In YOUR Best Interests as Shareholders of TLCVision

Dr. Joffe has been trying for 18 months to gain control of TLCVision and his proxy solicitation is the latest step in his attempts. Dr. Joffe had an opportunity to pay shareholders for control of TLCVision and he did not pursue it. Now he wants to become Chief Executive Officer and we believe he will seek to negotiate a lucrative compensation package, including a significant number of options on the Company’s shares.

Dr. Joffe was not able to present TLCVision with a firm offer to acquire the Company.

As disclosed by Dr. Joffe in his preliminary proxy circular, Dr. Joffe was in discussions in January 2007 to acquire the Company. Prior to entering into discussions with Dr. Joffe, your board of directors had established a special committee of independent directors to consider strategic alternatives to maximize shareholder value. During the Fall of 2006 and early 2007, we engaged in discussions with various third parties who had made unsolicited expressions of interest about acquiring the Company, and, pursuant to an engagement letter dated October 20, 2006, the special committee retained Cowen and Company, LLC to act as its financial advisor in connection with a possible sale of the Company. One of those parties was Dr. Joffe and, contrary to Dr. Joffe’s assertion that the board of directors unilaterally terminated discussions, we engaged in good faith negotiations with him over several months, including negotiating the terms of an acquisition agreement. Late in the process, however, Dr. Joffe and his advisors became unresponsive for a period of time and then finally presented the board of directors with a list of new demands, many of which related to significant issues that had been the subject of previous negotiations and which the board of directors and its advisors thought had been agreed upon. Based on Dr. Joffe’s new demands, your board of directors concluded that Dr. Joffe’s offer was not bona fide and requested that he make a firm offer or discussions would be terminated. When Dr. Joffe was unwilling to present a firm bona fide offer, discussions were terminated and the board of directors proceeded to consider other alternatives that had been previously considered, ultimately deciding to recapitalize the Company and return value to shareholders through the Dutch auction tender offer.

Dr. Joffe demanded options for 15% of TLCVision’s outstanding shares.

Subsequently, Dr. Joffe approached TLCVision’s board of directors in May 2007 about joining the board of directors and taking an executive position with the Company. A number of TLCVision’s largest shareholders at the time, who are no longer significant shareholders, were also pressuring the board of directors to hire Dr. Joffe in an executive capacity. Our independent directors engaged in good faith discussions concerning Dr. Joffe’s interest and capability. However, over the course of approximately four weeks of discussions, Dr. Joffe made clear to the board of directors that his compensation package would have to involve stock options for himself and his management team exercisable for approximately 15% of the Company’s outstanding shares. Because of Dr. Joffe’s excessive compensation demands, your board of directors was unable to reach an agreement with Dr. Joffe.

Your board of directors, through its Chairman, has since engaged in numerous conversations with Dr. Joffe and as recently as December, 2007, it extended another invitation to Dr. Joffe to join the board of directors. Dr. Joffe declined that invitation.

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Dr. Joffe’s third attempt to take control of TLCVision

Dr. Joffe’s proxy solicitation is his third attempt to acquire control of TLCVision, in this case without the payment of any premium to shareholders. If Dr. Joffe were simply seeking a voice on the board of directors, he would have accepted one of the board’s previous invitations. Instead, Dr. Joffe’s goal appears to be to install himself as the Company’s Executive Chairman or Chief Executive Officer. With Dr. Joffe and his hand-picked nominees on the TLCVision board and based on Dr. Joffe’s previous demands, your board of directors believes that Dr. Joffe will likely seek to negotiate the very compensation package that our independent board of directors has already rejected as being excessive and not in the best interests of the Company and its shareholders.

Dr. Joffe’s personal dealings

Dr. Joffe’s past actions while with LCA also suggest that Dr. Joffe may be more concerned with his personal interests than with the interests of shareholders. In July 1999, LCA first revealed it had formed a joint venture with Cole National Corporation, an Ohio-based traditional eyeglasses retailer, to manage a referral network. According to a press release, Cole was to market LCA’s LASIK centers to plan sponsors and employees. In August, 1999, while Chairman and Chief Executive Officer of LCA, Dr. Joffe and his wife disclosed they had purchased a 6.7% interest in Cole National for investment purposes.

Then on February 22, 2000, Dr. Joffe wrote an open letter to Cole National’s management stating he was “very disappointed in the performance of the company over the last several years. I think it is reasonable to assume that most of the investors share my belief”. On December 31, 2001, Dr. Joffe reported that he had liquidated his position in Cole National.

We view Dr. Joffe’s tactics with Cole National as questionable given that he was publicly criticizing LCA’s new joint venture partner. It is difficult to see how Dr. Joffe’s actions could have benefited LCA and its shareholders. This is the first public example of what we perceive as a lack of judgment by Dr. Joffe that brings into question his dedication to the company he has been hired to serve.

On February 3, 2006, LCA announced that Dr. Joffe would step down as Chief Executive Officer effective March 1, 2006 but would remain as Chairman of LCA. Dr. Joffe’s son, Craig Joffe, was named interim CEO at that time. Sometime prior to February 6, 2006, Dr. Joffe acquired over 700,000 TLCVision common shares. Between February 6 and March 2, 2006, while still a director and the Chairman of LCA, Dr. Joffe and his wife increased their holdings of TLCVision to 5.3 million fully diluted common shares or approximately 7.7% of the Company.

On March 17, 2006, LCA announced that E. Anthony Woods would replace Dr. Joffe as Chairman of LCA, effective immediately. A few weeks later, when LCA filed the proxy statement for its upcoming annual meeting, Dr. Joffe was not proposed for re-election to the board of directors. In a story in The Wall Street Journal on March 28, 2006 concerning the relationship between Dr. Joffe’s investment in TLCVision and his subsequent departure from the Chairman’s position, an LCA spokesperson is quoted as saying “We just thought [it was] in the best interests of shareholders that he [Dr. Joffe] be removed from the chairman position, since...obviously a number of our largest shareholders had contacted us, you know, questioning.” In the same story, Dr. Joffe’s spokesperson said, “It’s an interesting situation; I’ll give you that.”. If LCA’s description of the situation as a removal of Dr. Joffe is accurate, it would not be unexpected considering that Dr. Joffe had just purchased a significant stake in LCA’s largest competitor, TLCVision.

The purchases by Dr. Joffe of TLCVision shares were made after he had disposed of almost all of his LCA stock. Between February 2003 and January 2005, Dr. Joffe reduced his ownership of LCA from 3.4 millon shares, or 32% of the company, to 83,000 shares while still the Chairman and Chief Executive Officer of LCA.

These actions suggest that Dr. Joffe may not have been at all times 100% focused on managing the company of which he was the most senior officer and Chairman of the board of directors and to which he owed a duty of loyalty. Instead of focusing on LCA, Dr. Joffe chose to make significant personal investments in competitors’ businesses. It

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is also not surprising that a number of LCA’s largest shareholders questioned why the Chairman of their company would own a larger stake in its main competitor. Both of these investments bring into question Dr. Joffe’s judgment and show a pattern of personal investments that could distract from Dr. Joffe’s duties as a director and officer. His sale of LCA stock and purchase of TLCVision shares also suggest that Dr. Joffe may not have had full confidence in his own strategy for LCA.

Dr. Joffe and his son Craig Joffe, have also recently launched a private clinic called Joffe Medi-Center based in Minneapolis, Minnesota, which offers LASIK surgery and laser beauty enhancement procedures. The Joffe’s clinic is a direct competitor of TLCVision, which operates a LASIK center in Edina, Minnesota, a suburb of Minneapolis. Dr. Joffe should be forthcoming with TLCVision shareholders as to what he and his son intend to do with their latest refractive surgery investment if he is elected to the TLCVision board.

You should consider whether Dr. Joffe is really seeking to maximize value for TLCVision shareholders or whether Dr. Joffe is making his solicitation for personal gain. Our shareholders deserve a management team and board that is focused on creating value for all shareholders. By inserting himself and his nominees on the board of directors, we believe that Dr. Joffe may be looking to advance his own agenda, which is to install himself as Executive Chairman or Chief Executive Officer and demand for himself and his hand-picked management lucrative compensation packages. That personal agenda is not conducive to the proper functioning of the board of directors and will be a distraction to the board as a whole, to management and employees of the Company and to the Company’s relationships with doctors and other stakeholders. We urge you not to elect the Joffe Group to the board of TLCVision and risk Dr. Joffe furthering his own personal interests at the expense of shareholders. Shareholders should ask themselves, where is Dr. Joffe’s loyalty? What are his true motives? What are his plans for TLCVision? What are his plans for the Joffe Medi-Center?

The Joffe Group Has Not Presented a Current Plan for TLCVision

Dr. Joffe has made a number of bold statements about the shortcomings of the current board of directors and management and about his ability to improve the Company’s performance. Dr. Joffe states that we “lack a plan.” On the contrary, we have in fact articulated a clear plan for the future of the Company and have invested heavily in that plan. The results to date of our plan appear to have proven out based on increased inquiry volumes at our contact management center, increased online bookings, above industry growth in procedure volumes and a higher average selling price. Dr. Joffe has yet to offer to TLCVision shareholders any plan for the future of the Company.

Our new refractive strategy now allows us to compete more effectively against our largest competitors, including Dr. Joffe’s former company, LCA, which is still using the business model implemented by Dr. Joffe. In fact, we have led LCA in procedure growth in each of the last four fiscal quarters. Uniquely, TLCVision now combines its long-standing medical referral model which has a network of over 8,000 active eye care doctors (mostly optometrists), with a direct-to-consumer approach.

Dr. Joffe has criticized our strategy but has not offered any current plan of his own. Instead, it appears he has the following intentions: (1) to seek to install himself as Chief Executive Officer and negotiate a lucrative compensation package for himself and other members of his management team, and (2) to step in and take credit for the Company’s turn-around just as current management’s strategy bears fruit and financial performance improves, or to change the Company’s direction and disrupt all of the progress the Company has made in implementing our new strategy before shareholders have had an opportunity to benefit from the Company’s investment in that strategy. These scenarios do not benefit you as a shareholder and are disruptive and damaging to the Company and its current strategy.

We have a plan and we are implementing it. Dr. Joffe has made only vague proclamations with no specifics whatsoever as to how or what he intends to deliver on these proclamations. If Dr. Joffe’s proxy solicitation is successful, the progress that has already been made with respect to the new strategy will be disrupted. We urge you not to take that risk.

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Dr. Joffe Has Exercised Poor Judgement in Nominating Michael R. Henderson

Mr. Henderson’s tenure at Lasik Vision

Dr. Joffe’s nominee, Michael R. Henderson, served as President and Chief Executive Officer of Lasik Vision Corporation, which traded on the Vancouver Stock Exchange from April 1999 until its acquisition in February 2001 by Icon Laser Eye Centers Inc. and subsequent bankruptcy in April 2001. According to a press release issued by Lasik Vision on June 29, 2000, Mr. Henderson was terminated for cause pursuant to the terms of his employment contract. In August 2000, Mr. Henderson sued Lasik Vision for wrongful dismissal and sued his replacement as Chief Executive Officer, Dr. Hugo Sutton, alleging that Dr. Sutton had been negligent in Mr. Henderson’s own 1998 vision correction surgery. In a February 2001 statement of claim Mr. Henderson stated he was aware, at the time he underwent surgery in 1998, of “prior negligent claims” against Dr. Sutton. Despite this awareness and his allegedly poor personal results from the Lasik procedure, Mr. Henderson promoted Lasik Vision’s procedure and Dr. Sutton throughout his tenure at Lasik Vision.

Lasik Vision incurred operating and net income losses every year after going public under Mr. Henderson’s leadership. Lasik Vision had to restate its financial results for the first quarter of 2000 after revenues had been overstated. Lasik Vision filed for bankruptcy in April 2001. The bankruptcy trustee was quoted in the media at the time as stating that Lasik Vision owed 16,000 patients an estimated Cdn$10 million in deposits at the time the firm failed. Dr. Joffe has stated publicly that Lasik Vision’s revenues grew from $1.2 million to $85 million in 36 months. Dr. Joffe appears to be referring to Lasik Vision’s revenues of Cdn$42.7 million for the six months ended June 30, 2000. What Dr. Joffe failed to mention is that Lasik Vision’s net loss for the same period was Cdn$8.0 million and that as of June 30, 2000, Lasik Vision had a working capital deficit of Cdn$29.8 million and patient deposit liabilities of Cdn$22 million, suggesting that Lasik Vision was using customer deposits to fund ongoing operations.

TLCVision’s management and board of directors do not believe that Mr. Henderson is a viable and qualified candidate to join your board of directors. Mr. Henderson’s time at Lasik Vision was marked by rapid but unsustainable growth that characterized the marketplace at the time and acrimony with the board of directors and Lasik Vision’s most prominent surgeon, Dr. Hugo Sutton. Furthermore, Mr. Henderson displayed poor judgement in leading the overly aggressive price slashing for laser vision correction that took place in the late 1990s and early 2000s and that led to disastrous results for the industry. The same tactics employed by Mr. Henderson while serving as President and Chief Executive Officer of Lasik Vision led to the failure of a number of laser vision providers, including Lasik Vision.

Mr. Henderson’s Moon World Resort

Mr. Henderson is currently Chairman and Chief Executive Officer of Moon World Resorts, a lunar-themed resort concept that Mr. Henderson announced in 2002. To date, construction has not commenced on the project and no location for the project appears to have been announced, although Las Vegas and the Caribbean were originally proposed as locations and Dr. Joffe suggests in his proxy materials that the resort will be located in the Middle East’s Gulf region. It appears that after five years of work, Moon World Resorts consists of little more than a website (www.moonworldresorts.com) and conceptual drawings.

Having The Joffe Group or Mr. Henderson on Your Board Would Jeopardize Our Referral Network Which Generated 48% of Our Refractive Center Procedure Volumes in 2007

TLCVision has built a doctor network that includes over 8,000 actively referring optometrists and more than 900 affiliated surgeons. These relationships are at the core of TLCVision’s business model and future plans. Optometrists provide approximately 80% of all primary eye care in the United States. They are considered to be the gatekeepers in eye care; the doctors that first identify most of the visual problems patients encounter. The conditions diagnosed by optometrists often require referral to an ophthalmologist for treatment. Following treatment by the ophthalmologist, the patient returns to his or her optometrist for continuing care. From initial consultation with a TLCVision affiliated optometrist, to referral to a TLCVision center, to treatment by a TLCVision affiliated surgeon,

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to post-treatment care by the referring TLCVision affiliated optometrist, our delivery platform is designed to parallel the well-established North American medical delivery model. We expect our new refractive strategy will now allow us to compete even more effectively against our largest competitors, including Dr. Joffe’s former company, LCA, by uniquely combining our long-standing medical referral model with a direct-to-consumer approach.

Neither Dr. Joffe, while at LCA, nor Mr. Henderson, while at Lasik Vision, were ever able to build a similar referral network to that enjoyed by TLCVision. Instead, both Dr. Joffe and Mr. Henderson employed business models that circumvented the natural gatekeeper role played by optometrists in influencing their patients’ choice of treatment and provider. In addition, while at Lasik Vision, Mr. Henderson alienated optometrists by inferring that they were unethically accepting monetary payments from industry participants including TLCVision, for the sole act of referring their patients for LASIK surgery to those competitors instead of for providing their patients with pre- and/or post-operative education and care.

We are concerned that having Dr. Joffe and Mr. Henderson on your board of directors would jeopardize TLCVision’s strong reputation among affiliated doctors and could compromise our referral network. In 2007, over 8,000 optometrists referred at least one patient to TLCVision centers and approximately 48% of TLCVision’s refractive center procedure volumes were generated by optometric referrals. If referrals were to materially decrease as the result of Dr. Joffe and Mr. Henderson joining your board and disrupting our current business model, it would have a significant negative impact on our future financial results.

The Joffe Group Has Made Misleading Allegations

The Joffe Group’s public statements have contained a number of misleading allegations against TLCVision and its management. You deserve to know the facts before voting your TLCVision shares.

Allegation:  On March 13, 2008, following the release of TLCVision’s 2007 financial results, Dr. Joffe issued a press release suggesting that TLCVision had missed its “own quarterly guidance by 50%”.

Fact:  TLCVision never issued guidance with respect to the fourth quarter of 2007. We suspended guidance when we started the refractive center transition strategy and we note that LCA has done likewise in the current challenging market. We have now issued our first guidance since that time with respect to the first quarter of 2008.

Allegation:  In a letter to our Chairman dated February 27, 2008, Dr. Joffe also states that the current TLCVision board of directors is “the same board whose spectacularly flawed judgment poured millions in shareholder capital into a black hole called OccuLogix.”

Fact:  Our total cash investment in OccuLogix was $6.0 million. The proceeds realized by the Company from OccuLogix’s initial public offering and subsequent sales of shares has been $32.4 million, producing a pre-tax cash return on investment of $26.4 million and yielding an approximately 440% return on the initial investment in OccuLogix.

Allegation:  Dr. Joffe also alleges that our directors collect “fat fees”.

Fact:  Our directors’ compensation is consistent with the other companies in our peer group of similar market capitalization and is based on recommendations made by Towers Perrin, a compensation consultant. Total director compensation was higher in 2007 as a result of additional board and committee meetings resulting from the review of strategic alternatives.

Allegation:  Dr. Joffe has criticized your board of directors’ decision to borrow $110 million to recapitalize the Company and fund the Dutch auction tender offer in 2007.

Fact:  TLCVision’s management and board of directors determined that a leveraged recapitalization via a Dutch auction tender offer strategy was an appropriate means of returning shareholder value and re-balancing the Company’s capital structure. Management remains committed to de-leveraging over time and believes that the Company’s future cash flow generation, particularly given the implementation of the new refractive strategy, will be

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sufficient to cover its debt service obligations. Furthermore, Dr. Joffe planned to lever the Company significantly more than it is today since only a few months prior to the Dutch auction he proposed to finance his proposal to acquire the Company with $240 million of debt and implement the same business plan currently being employed by TLCVision.

Allegation:  In his press releases and public filings, Dr. Joffe had cited Mr. Henderson’s position as President and Chief Executive Officer of LVC (Laser Vision Centers) Corporation from 1996 to 2000.

Fact:  At no time was Mr. Henderson associated with Laser Vision Centers, Inc., which merged with TLCVision in 2002. Dr. Joffe’s nominee, Mr. Henderson, served as President and Chief Executive Officer of Lasik Vision Corporation, which traded on the Vancouver Stock Exchange from April 1999 until its acquisition in February 2001 by Icon Laser Eye Centers Inc. and subsequent bankruptcy in April 2001.

Allegation:  The Joffe Group has complained of “laissez-faire oversight” and “patchwork fixes” by your board of directors.

Fact:  As outlined above under “Rationale to Support Management’s Nominees for Director”, your board of directors proactively influenced a shift to a more consumer-focused refractive strategy to enhance TLCVision’s competitive position within a stagnant industry, to respond to changing consumer preferences with respect to pricing and options and to maximize the value of the “TLC Laser Eye Centers” brand. Your board of directors also authorized the exploring of strategic alternatives in order to return significant value to shareholders, in the end deciding that a Dutch auction tender offer was the best and most efficient way to return value to shareholders and position the Company for better long-term returns.

Your board of directors is committed to our new strategy and have not wavered in its implementation. The new strategy is not a “patchwork fix” but a meaningful strategic shift that is designed to grow the Company’s business over the long-term.

You deserve accurate information with respect to Dr. Joffe and his nominees for director of TLCVision. Your decision as to the election of directors and the future of TLCVision should not be based on bold accusations and inaccurate statements about TLCVision performance.

Dr. Joffe’s Nominees Have Little Experience as Independent Directors

Based on the information presented by Dr. Joffe concerning his nominees, none of Dr. Joffe’s nominees has ever been an independent director of a public company. Dr. Joffe has apparently only served on the board of LCA and Surgical Laser Technologies Inc., two companies he founded. Mr. Henderson has apparently only served on the boards of Lasik Vision and Moon World Resorts.

We have not identified any example of Ms. Willis having served previously on the board of directors of any public company. Much like in Dr. Joffe’s decision to have his 24 year old son Craig on the board of LCA, a public company, in 1997, the board of directors of TLCVision fears that the Joffe Group is attempting to insert a nominee who lacks the experience to exercise independent judgment based on prior exposure to the types of governance issues public companies confront.

Management’s nominees for director include Messrs. Rustand, Wilt, Holmes and Lee and Dr. DePaolis who have served on the boards of over 50 companies over the years, including 25 public companies. Management’s nominees also have extensive experience in the health care industry, including laser vision correction, and successful multi-location consumer businesses, such as PepsiCo, Starbucks and Outback Steakhouse. Dr. Joffe cites the managerial experience of his nominees but fails to note that they lack the important experience that comes with sitting on boards of directors, particularly for public companies. If elected, Dr. Joffe’s nominees would need to participate on important board committees, such as the audit, compensation or corporate governance and nominating committees. None of the Joffe Group nominees appears to have experience acting in those capacities.

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Dr. Joffe and Mr. Henderson Have Been Associated with Questionable Business Practices

Companies run by Dr. Joffe and Mr. Henderson have employed business practices that we believe to be questionable. In May 2003, LCA agreed to settle with the Federal Trade Commission (“FTC”) over charges that “they misstated the benefits of laser eye surgery in their direct response ads.” According to the FTC, LCA ads and websites promised that Lasik surgery enables patients to “throw away their glasses and contacts forever.” The Director of the FTC’s Bureau of Consumer Protection noted that LCA did not have evidence to support those claims.

Under Mr. Henderson’s leadership, Lasik Vision employed a controversial business practice of taking deposits from potential patients before the provider confirmed that the patient was, in fact, a suitable candidate for the procedure. TLCVision has always believed that such practices put patients at risk by de-emphasizing the importance of pre-operative care and proper patient selection. Additionally, this practice puts undo financial pressure on potential patients to go ahead with a procedure despite what he or she may learn during his or her pre-operative visit with respect to the risks involved in the surgery and the particular chances of a successful clinical outcome. By the time of Mr. Henderson’s departure, Lasik Vision had patient deposit liabilities of over Cdn$22 million and a working capital deficit of Cdn$29.8 million, suggesting that Lasik Vision was using customer deposits to fund ongoing operations. After the failure of Lasik Vision and other companies employing similar practices, this type of strategy is no longer commonly used in the laser vision correction industry.

Both Dr. Joffe and Mr. Henderson have also presided in executive management positions over public companies that were forced to make significant restatements of financial results related to periods during which they were Chief Executive Officer. In April 2007, LCA was forced to restate its financial results for the 2002 to 2006 fiscal years, reducing net income over the period by $20.5 million, and LCA also admitted “material weaknesses” in its internal controls. Similarly, Lasik Vision was forced to restate its first quarter financial results in 2000, going from a profit for the quarter to a net loss. In addition, LCA’s auditor, PricewaterhouseCoopers LLP (“PWC”), was replaced by Ernst & Young LLP in 2001. According to filings at the time, PWC chose not to bid for LCA’s work and reported that, in their opinion, there had been “a disagreement with management over the accounting for marketing co-op funds received from a vendor.”

Your board of directors believe that these examples bring into question the judgement of the Joffe Group, their ability to serve as independent directors and their corporate governance credentials. We urge you not to place individuals lacking important experience and judgement on the Company’s board of directors.

USE THE ENCLOSED BLUE PROXY TO VOTE YOUR SHARES FOR MANAGEMENT’S PROPOSED DIRECTORS AND TO WITHHOLD YOUR VOTE FROM THE JOFFE GROUP. WE URGE YOU TO DISCARD ANY PROXY YOU MAY RECEIVE FROM THE JOFFE GROUP. NON-REGISTERED HOLDERS THAT WISH TO SUPPORT MANAGEMENT’S PROPOSED DIRECTORS SHOULD CAREFULLY FOLLOW THE INSTRUCTIONS ON THE FORMS THEY RECEIVE AND CONTACT THEIR INTERMEDIARIES PROMPTLY IF THEY NEED ASSISTANCE OR KINGSDALE SHAREHOLDER SERVICES AT THE NUMBER LISTED BELOW.

Your board of directors opposes the Joffe Group for the reasons outlined above, namely:

•	Dr. Joffe’s past actions and recent proxy solicitation suggest that he will not be acting in YOUR best interests as shareholders of TLCVision;

•	The Joffe Group has not presented a current plan for the Company;

•	Dr. Joffe has exercised poor judgment in nominating Mr. Michael Henderson;

•	having the Joffe Group on your board would jeopardize our referral network which generated 48% of our refractive center procedure volumes in 2007;

•	the Joffe Group has made misleading allegations;

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•	the Joffe Group nominees have little or no experience as independent directors; and

•	Dr. Joffe and Mr. Henderson have been associated with questionable business practices.

GENERAL PROXY INFORMATION

Solicitation of Proxies

The information contained in this management information circular, which is a proxy statement under U.S. securities law, is furnished in connection with the solicitation of proxies to be used at the annual and special meeting of shareholders of TLC Vision Corporation to be held on Tuesday, June 10, 2008 at 10:00 a.m. Eastern Time at the Richard Ivey School of Business, 130 King Street West, Toronto, Ontario, and at all adjournments of the meeting, for the purposes set forth in the accompanying notice of meeting. It is expected that the solicitation will be made primarily by mail. We have also retained Kingsdale Shareholder Services Inc., a proxy solicitation firm, and Kilmer Lucas Inc., an investor relations agency, to assist in the solicitation of proxies for fees of up to Cdn.$180,000 and Cdn.$45,000, respectively, based upon the outcome of the meeting, plus customary out-of-pocket expenses. Kingsdale will employ approximately 15 people in connection with its solicitation of proxies and Kilmer Lucas will employ its Managing Partner, Stephen Kilmer, in the solicitation of proxies. Our directors and certain executive officers named below, without additional remuneration, may also solicit proxies personally. We will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials to their principals. The solicitation of proxies by this management information circular is being made by or on behalf of the Company’s management and the total cost of the solicitation will be borne by the Company. The total cost of the solicitation, excluding costs represented by salaries and wages of regular employees and officers, is expected to be $     , of which approximately $      has been spent to date.

Additional Participant Information

Under applicable SEC rules, TLCVision’s directors and management’s nominees for director named herein, as well as our executive officers James Wachtman, Steve Rasche, Brian Andrew and James Hyland, are deemed to be “participants” with respect to the solicitation of proxies in connection with the meeting. For information regarding purchases and sales of securities of TLCVision during the past two years by these participants and other information regarding the participants, refer to Appendix E to this management information circular.

Appointment of Proxies

If you are a registered owner of common shares, you may vote in person at the meeting or you may appoint another person to represent you as proxyholder and vote your shares at the meeting. If you wish to attend the meeting and vote in person, do not complete or return the enclosed form of proxy or any other form of proxy sent to you because you will vote in person at the meeting. Please register with the transfer agent, CIBC Mellon Trust Company, when you arrive at the meeting.

The persons named in the enclosed BLUE form of proxy are representatives of the Company’s management and are directors or officers of the Company. A shareholder who wishes to appoint some other person, who need not be a shareholder of the Company, to represent such shareholder at the meeting may do so by inserting such person’s name in the blank space provided in the enclosed BLUE form of proxy.

To be valid, proxies must be deposited with the Secretary of the Company, c/o CIBC Mellon Trust Company, Proxy Dept., P.O. Box 721, Agincourt, Ontario, M1S 0A1, not later than 10:00 a.m. (Eastern time) on June 6, 2008 or, if the meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned meeting.

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Our international office is located at 5280 Solar Drive, Mississauga, Ontario, L4W 5M8 and our U.S. headquarters are located at 16305 Swingley Ridge Rd., Ste. 300, Chesterfield, MO, 63017. Our registered office is located at 44 Chipman Hill, Suite 1000, P.O. Box 7289, Station “A”, Saint John, New Brunswick, E2L 4S6.

Non-Registered Shareholders

Only our registered shareholders, or the persons they appoint as their proxies, are permitted to attend and vote at the meeting. However, in many cases, the Company’s shares beneficially owned by a holder (“Non-Registered Holder”) are registered either:

•	in the name of an intermediary that the Non-Registered Holder deals with in respect of the shares. Intermediaries include banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs, IRAs and similar plans; or

•	in the name of a depository (such as CDS Clearing and Depositary Services Inc. in Canada or The Depository Trust Company in the United States) of which the intermediary is a participant.

In accordance with Canadian securities law, we have distributed copies of the notice of meeting, this management information circular, the form of proxy and the annual report for the fiscal year ended December 31, 2007 (collectively, the “meeting materials”) to the depositories and intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward meeting materials to Non-Registered Holders unless, in the case of Canadian Non-Registered Holders, a Non-Registered Holder has waived the right to receive them. Typically, intermediaries will use a service company (such as Broadridge Financial Solutions, Inc. (“Broadridge”)) to forward the meeting materials to Non-Registered Holders.

Non-Registered Holders who have not waived the right to receive meeting materials will receive either a voting instruction form or, less frequently, a form of proxy. The purpose of these forms is to permit Non-Registered Holders to direct the voting of the shares they beneficially own. Non-Registered Holders should follow the procedures set out below, depending on which type of form they receive.

A. Voting Instruction Form.  In most cases, a Non-Registered Holder will receive, as part of the meeting materials, a voting instruction form. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder’s behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form. Voting instruction forms sent by Broadridge permit the completion of the voting instruction form by telephone or through the Internet at www.proxyvotecanada.com. If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder’s behalf), the Non-Registered Holder must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to the Non-Registered Holder.

or

B. Form of Proxy.  Less frequently, a Non-Registered Holder will receive, as part of the meeting materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise uncompleted. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder’s behalf), the Non-Registered Holder must complete the form of proxy and deposit it with the Secretary of the Company as described above under “Appointment of Proxies.” If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder’s behalf), the Non-Registered Holder

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must strike out the names of the persons named in the proxy and insert the Non-Registered Holder’s (or such other person’s) name in the blank space provided.

Non-Registered Holders should follow the instructions on the forms they receive and contact their intermediaries promptly if they need assistance.

Revocation of Proxies

A registered shareholder who has given a proxy may revoke the proxy by:

A. completing and signing a proxy bearing a later date and depositing it with the Secretary of the Company as described above; or

B. depositing an instrument in writing executed by the shareholder or by the shareholder’s attorney authorized in writing: (i) at our registered office at any time up to and including the last business day preceding the day of the meeting, or any adjournment of the meeting, at which the proxy is to be used, or (ii) with the chairman of the meeting on the day of the meeting or any adjournment of the meeting; or

C. in any other manner permitted by law.

You will receive another form of proxy from the Joffe Group seeking to appoint representatives to the TLCVision board of directors. We urge you to DISCARD any form of proxy received from the Joffe Group. Submitting Dr. Joffe’s form of proxy will revoke any previous form of proxy which you may have submitted, including the enclosed BLUE form of proxy which is being solicited by management. If you have already submitted the Joffe Group’s form of proxy, we urge you to complete and submit the enclosed BLUE form of proxy, which will revoke any previous proxy granted to Dr. Joffe or his representatives.

A Non-Registered Holder may revoke a voting instruction form or a waiver of the right to receive meeting materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the intermediary at least seven days prior to the meeting.

Voting of Proxies

The management representatives designated in the enclosed BLUE form of proxy will vote or withhold from voting the shares for which they are appointed as proxy on any ballot that may be called for in accordance with the instructions of the shareholder as indicated on the proxy, and if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such direction, such shares will be voted by the management representatives FOR each of the resolutions as indicated in the discussion of each resolution below and will be WITHHELD from voting in respect of the Joffe Group nominees in the Shareholder Proposal. The scrutineers appointed for the meeting will tabulate votes cast by proxy or in person at the meeting. The scrutineers at the meeting will include common shares that are present and entitled to vote but that abstain or are withheld from voting on a particular matter for purposes of determining the presence of a quorum but not for purposes of determining whether the required vote has been received for a particular matter. If a broker indicates on a proxy that such broker does not have discretionary authority to vote on a particular matter and has not received instructions from the beneficial owner, such shares will not be considered for purposes of determining the presence of a quorum or for the purposes of determining whether the required vote has been received.

The enclosed BLUE form of proxy confers discretionary voting authority on those persons designated in the proxy with respect to amendments or variations to the resolutions identified in the notice of the meeting and with respect to other matters that may properly come before the meeting. Our management knows of no such amendment, variation or other matter to come before the meeting as of the date of this management information circular. However, if such amendments or variations or other matters properly come before the meeting, the

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management representatives designated in the enclosed BLUE form of proxy will vote the common shares represented thereby in accordance with their best judgment.

Voting Shares and Record Date

On April 14, 2008, we had outstanding 50,297,018 common shares. Each holder of common shares of record at the close of business on April 29, 2008, the record date established for notice of the meeting, will, except as otherwise described, be entitled to one vote for each common share held on all matters proposed to come before the meeting or any adjournment thereof, except to the extent that the holder has transferred any common shares after the record date and the transferee of such shares establishes ownership of them and demands, not later than the close of business 10 days before the meeting, to be included in the list of shareholders entitled to vote at the meeting, in which case the transferee will be entitled to vote such shares.

A quorum for the shareholder meeting will consist of at least two persons present in person and each entitled to vote at the meeting and holding at least 33 1/3% of our outstanding common shares.

Votes Required

Election of Directors

Each of our shareholders entitled to vote at an election of directors has cumulative voting rights. Such rights entitle a shareholder to cast a number of votes equal to the number of votes attached to the shares held by the shareholder multiplied by the number of directors to be elected. Seven directors are to be elected at the meeting. The shareholder may cast all such votes in favour of one candidate for director or distribute them among the candidates in any manner. The seven nominees who receive the greatest number of votes cast in person or by proxy for the election of directors will be elected as directors. See “Business to be Conducted at the Meeting — Election of Directors — Cumulative Voting.” Abstentions will have no effect on the election of directors.

Approval to renew the term of the Company’s Shareholder Rights Plan

The affirmative vote of the majority of the votes cast at the meeting by independent shareholders (as defined under “Business to be Conducted at the Meeting — Ratification of Shareholder Rights Plan”) in person or by proxy is required to approve the ratification of the Company’s Shareholder Rights Plan. See “Business to be Conducted at the Meeting — Ratification of Shareholder Rights Plan.” Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have an effect on the result of the vote.

Appointment of Auditors

The affirmative vote of the majority of the votes cast at the meeting in person or by proxy is required to appoint Ernst & Young LLP as our auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will not have an effect on the result of the vote.

Additional Solicitation

If there are not enough votes to approve any proposals at the meeting, the shareholders who are represented in person or by proxy may adjourn the meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. Those proxies voted against any proposal for which an adjournment is sought will be voted against such adjournment. Abstentions and broker non-votes will not have an effect on the result of the vote. Also, a shareholder vote may be taken on one or more proposals in this management information circular prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

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BUSINESS TO BE CONDUCTED AT THE MEETING

Election of Directors

Our articles of continuance currently set the size of our board of directors at a minimum of one director and a maximum of fifteen directors. Presently, the board of directors consists of five directors as Thomas Davidson, re-elected a director at the 2007 annual meeting of shareholders, resigned in January 2008. Our board of directors has determined that a total of seven directors should be elected at the meeting. The table below sets out the name and place of residence of each of the individuals who is nominated by management of the Company for election as a director of the Company to hold office until the next annual meeting of our shareholders or until his successor is elected or appointed. The table also sets out the age of the nominee, the position with the Company that each nominee presently holds, the principal occupation of each nominee and the date on which each nominee was first elected or appointed as a director. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for the number of our common shares that are beneficially owned, directly or indirectly, or over which control or direction is exercised by each nominee. Information on each nominee’s business experience during the past five years is included following the table. Our board of directors has an Audit Committee, a Corporate Governance and Nominating Committee and a Compensation Committee. The members of such committees are indicated in the table below.

			Principal	Director of the
Name and Place of Residence	Age	Position with the Company	Occupation	Company since

Michael D. DePaolis, O.D New York, U.S.A	51	Director (1)(2*)(3)	Optometrist	June 2005
Jay T. Holmes Florida, U.S.A.	65	Nominee for Director	Attorney and Business Consultant	Nominee for Director
Olden C. Lee Texas, U.S.A.	66	Nominee for Director	Management Consultant	Nominee for Director
Richard L. Lindstrom, M.D. Minnesota, U.S.A.	60	Director	Ophthalmologist	May 2002
Warren S. Rustand Arizona, U.S.A.	65	Director (1)(2) (3*)	Management Consultant	October 1997
James C. Wachtman Missouri, U.S.A.	47	Chief Executive Officer, President and Director	Officer of the Company	August 2004
Toby S. Wilt Tennessee, U.S.A.	63	Director (1*)(2)(3)	Corporate Director	January 2004

(1)	Member of the Compensation Committee, * — Chairman

(2)	Member of the Corporate Governance and Nominating Committee, * — Chairman

(3)	Member of the Audit Committee, * — Chairman

The Company has received, and has included as Appendix A to this management information circular, the Shareholder Proposal, which is a proposal from Dr. Stephen N. Joffe and a trust for the benefit of Heidi Joffe, two of our shareholders, to nominate Dr. Joffe, Michael R. Henderson and Cathy Willis for election as directors of the Company. Dr. Joffe has filed preliminary proxy materials with the SEC and intends to solicit proxies for his director nominees. You will therefore receive another form of proxy from Dr. Joffe asking you to appoint Dr. Joffe or his representatives as your proxy and recommending that you vote for his nominees named in the Shareholder Proposal. We urge you to DISCARD any form of proxy received from Dr. Joffe.

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For the reasons explained above under “Rationale to Support Management’s Nominees for Directors” and “Rationale for Opposition to the Joffe Group”, your board of directors recommends that you vote:

•	FOR THE ELECTION OF MANAGEMENT’S NOMINEES FOR DIRECTOR,

•	and WITHHOLD VOTE with respect to the Shareholder Proposal for the election of Dr. Stephen Joffe, Michael R. Henderson and Cathy Willis.

Unless otherwise directed, the persons named in the enclosed BLUE form of proxy intend to vote FOR the election of management’s nominees as directors of the Company and to WITHHOLD VOTE with respect to the election of Dr. Stephen Joffe, Michael R. Henderson and Cathy Willis as directors of the Company.

Set forth below is biographical information relating to management’s nominees for election to the board of directors of the Company.

Michael D. DePaolis, O.D. has been a director of the Company since June 2005. He has been engaged in the private practice of optometry and is co-founder and President of DePaolis and Ryan, OD, PC, a professional optometric practice since 1995. He is a Fellow of the American Academy of Optometry and has been Chief Optometric Editor of Primary Care Optometry News since 1995. Dr. DePaolis is adjunct clinical associate of ophthalmology at the University of Rochester School of Medicine & Dentistry and has also served on the editorial review boards of Contact Lens Spectrum, Optometry, Eye & Contact Lens, Review of Optometry and Refractive Eye Care.

Jay T. Holmes has been self-employed as an attorney and business consultant since mid-1996. From 1981 to 1996 Mr. Holmes held several senior management positions at Bausch & Lomb, Inc., retiring as Executive Vice President and Chief Administrative Officer. Bausch & Lomb is a global company engaged in the eye care business. Mr. Holmes served on the board of directors of Bausch & Lomb from 1986 to 1996. Mr. Holmes serves presently, and has served, on the boards of directors of a number of other eye care related companies, including Visx, Inc from 1998 to 2005, IntraLase, Inc from 2005 to 2007, OccuLogix, Inc. from 2005 to present, and ReVision Optics, Inc. from 2007 to date.

Olden C. Lee currently serves on the board of directors of Starbucks Coffee Company, a specialty coffee company, and as the Chairman of the Foreign Service Impasse Disputes Panel, a panel established to resolve collective bargaining impasses with employees in the U.S. Foreign Service. Mr. Lee is also the Principal of Lee Management Consulting Company, a management consulting company founded by Mr. Lee. Mr. Lee worked with PepsiCo, Inc., a leading global snack and beverage company, for 28 years in a variety of positions, including serving as senior vice president of human resources of its Taco Bell division and senior vice president and chief personnel officer of its KFC division. Mr. Lee retired from PepsiCo in 1998. Mr. Lee also serves on the Executive Committee of the advisory board of the Business School of the University of Arizona.

Richard L. Lindstrom, M.D. has been a director of the Company since May 2002 and, prior to that, a director of LaserVision since November 1995. Since 1979, Dr. Lindstrom has been engaged in the private practice of ophthalmology and is the Founder, Partner and Attending Surgeon of Minnesota Eye Consultants P.A., a provider of eye care services, or its predecessor since 1989. In 1989, Dr. Lindstrom founded the Phillips Eye Institute Center for Teaching & Research, an ophthalmic research and surgical skill education facility. He is past president of the International Society of Refractive Surgery and the American Society of Cataract and Refractive Surgery. Dr. Lindstrom has served as an Associate Director of the Minnesota Lions Eye Bank since 1987. He is a medical advisor for several medical device and pharmaceutical manufacturers and sits on the boards of OccuLogix and Acufocus, Inc.

Warren S. Rustand has been a director of the Company since October 1997. Since October 2001, Mr. Rustand has been Managing Partner of SCCapital Partners, a Newport Beach, California investment banking firm and Chairman and Chief Executive Officer of Summit Capital Consulting. He is also the lead outside director of Providence Service Corporation, a public company that provides counselors and mental health providers to

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government agencies, and is also a director of MedPro Safety Products, Inc., a public company that manufactures medical devices. Mr. Rustand was the Chairman and Chief Executive Officer of Rural/Metro Corporation, a U.S. public company providing ambulance and fire protection services from 1996 to August 1998. Mr. Rustand was a director of LucasVarity, PLC, a multi-billion dollar public company that manufactures aerospace and automobile parts. Mr. Rustand was a director and Chairman of Medical Body Sculpting Inc., a company which operates two centers offering non-surgical fat removal. A receiver was appointed with respect to the assets of that company in December 2007.

James C. Wachtman became our Chief Executive Officer and President in August 2004. Prior to that, Mr. Wachtman served as our President and Chief Operating Officer from May 2002 to August 2004. He also served as President and Chief Operating Officer of LaserVision from August 1998 to May 2002 and as Chief Operating Officer of LaserVision from June 1996 to July 1998. Prior to joining LaserVision, Mr. Wachtman was employed in various senior management positions by McGaw, Inc., a manufacturer of medical devices and disposables.

Toby S. Wilt has been a director of the Company since January 2004. A Certified Public Accountant (non-practicing), Mr. Wilt is currently the Chairman of privately held Christie Cookie Company, a manufacturer and distributor of baked food products. His past directorships include C&S Sovran, a southeastern bank holding company, Genesco, Inc., a manufacturer and retailer of footwear and apparel, Titan Holdings, an insurance company, and First American Corporation, a regional bank holding company. As recently as 2007, Mr. Wilt was a director of 1st Source Corporation, a financial institution in South Bend, Indiana that provides consumer and commercial banking services and a director of Outback Steakhouse, Inc., a restaurant chain.

Cumulative Voting

The Business Corporations Act (New Brunswick) provides that each of our shareholders entitled to vote at an election of directors has cumulative voting rights. Such rights entitle a shareholder to cast a number of votes equal to the number of votes attached to the shares held by the shareholder multiplied by the number of directors to be elected. The shareholder may cast all such votes in favour of one candidate for director or distribute them among the candidates in any manner. The seven nominees who receive the greatest number of votes cast for the election of directors will be elected as directors. By executing the enclosed BLUE form of proxy and voting FOR management’s nominees for director or where no vote is specified on such proxy, the cumulative votes represented by the proxy will be cast, unless contrary instructions are given, at the discretion of the proxy holders named therein in order to elect as many of the management nominees as believed possible under the then prevailing circumstances. Unless indicated to the contrary, if you withhold your vote for a nominee, all of your cumulative votes will be distributed among the remaining management nominees at the discretion of the proxy holders. Where no vote is specified, the proxy will be voted FOR management’s nominees for director.

Where a shareholder completes the enclosed BLUE form of proxy and indicates a vote FOR all of the management nominees and FOR all of Dr. Joffe’s nominees in the Shareholder Proposal, cumulative votes will be cast, unless contrary instructions are given, such that the nominees in the Shareholder Proposal will receive one vote for each share represented by the proxy and the remaining cumulative votes will be voted at the discretion of the proxy holders named in the enclosed BLUE form of proxy in order to elect as many management nominees as believed possible under the then prevailing circumstances. Where a shareholder completes the enclosed BLUE form of proxy and WITHHOLDS VOTE with respect to management nominees and votes FOR all of Dr. Joffe’s nominees in the Shareholder Proposal, cumulative votes will be distributed, unless contrary restrictions are given, equally, or as nearly as possible to equally in the discretion of the proxy holder, among Dr. Joffe’s nominees in the Shareholder Proposal.

If a shareholder desires to cumulate his or her votes other than as described above, the enclosed BLUE form of proxy should be marked to indicate clearly that the shareholder desires to exercise the right to cumulate votes and to specify the number of votes to be allocated among the nominees for directors for whom the shareholder wishes to vote. For example, a shareholder may write next to the name of the nominee or nominees for whom the shareholder

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desires to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising his or her right to vote cumulatively, a shareholder may instruct the proxy holders not to vote for one or more nominees by writing the name(s) of such nominee or nominees on the space provided on the enclosed BLUE form of proxy. Unless indicated to the contrary in the space provided on the proxy, if a shareholder withholds authority to vote for one or more nominees all cumulative votes of such shareholder will be distributed among the remaining nominees at the discretion of the proxy holders. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum. Abstentions will have no effect on the election of the directors.

Management of the Company does not contemplate that any of the proposed management nominees will be unable to serve as a director, but, if that should occur for any reason prior to the meeting, the management representatives designated in the enclosed BLUE form of proxy reserve the right to vote for another nominee at their discretion unless a shareholder has specified in his or her proxy that his or her common shares are to be withheld from voting for management’s nominees as directors.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR MANAGEMENT’S NOMINEES FOR DIRECTOR AND TO WITHHOLD YOUR VOTE FOR DR. JOFFE’S DIRECTOR NOMINEES INCLUDED IN THE SHAREHOLDER PROPOSAL. WE URGE YOU TO DISCARD ANY PROXY YOU MAY RECEIVE FROM THE JOFFE GROUP.

NON-REGISTERED HOLDERS THAT WISH TO SUPPORT MANAGEMENT’S PROPOSED DIRECTORS SHOULD CAREFULLY FOLLOW THE INSTRUCTIONS ON THE FORMS THEY RECEIVE AND CONTACT THEIR INTERMEDIARIES OR KINGSDALE SHAREHOLDER SERVICES PROMPTLY IF THEY NEED ASSISTANCE.

Ratification of Shareholder Rights Plan

On March 4, 2005, our board of directors adopted a shareholder rights plan. The rights plan was subsequently amended on June 16, 2005 and its adoption was ratified by shareholders at our annual and special meeting of shareholders held on June 23, 2005. Pursuant to the terms of the rights plan, the rights plan is currently scheduled to expire after the conclusion of the meeting, unless the rights plan and its continued existence are ratified by a majority of the votes cast by independent shareholders present or represented by proxy at the meeting.

For purposes of the rights plan, independent shareholders are holders of common shares other than common shares beneficially owned by an acquiring person (defined below), any person who has announced a current intention to make or who is making a take-over bid and any associate or affiliate of, or person acting jointly or in concert with, such acquiring person or offeror. Certain employee benefit and stock plans for the Company and its subsidiaries are also excluded from the definition of independent shareholders to the extent participants in such plans do not have the right to vote the shares held by such plans.

If the rights plan is not ratified by the requisite vote of independent shareholders, the rights plan will terminate and all outstanding rights will be automatically redeemed. The material terms of the rights plan are summarized below. The summary is qualified in its entirety by reference to the full text of the shareholder rights plan, which is attached to this management information circular as Appendix C. The full text of the resolution ratifying the rights plan appears as Appendix B to this management information circular.

Background

The rights plan is contained in an agreement dated as of March 4, 2005 between the Company and CIBC Mellon Trust Company. as amended on June 16, 2005. The primary objective of the rights plan is to provide our shareholders adequate time to assess the merits of a take-over bid without undue pressure, to allow competing bids to emerge and to allow our board of directors time to consider alternatives to enable shareholders to maximize the value of their shares. The rights plan allows a potential acquiror to proceed by way of permitted bid, which requires

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the takeover bid to satisfy certain minimum standards designed to promote fairness, or with the concurrence of the board of directors.

Rights

One right has been issued and is attached to each of our outstanding common shares. The rights will separate from the common shares and become exercisable ten trading days after a person acquires, or commences a take-over bid to acquire, 20% or more of our common shares. A right only becomes exercisable upon the occurrence of a flip-in event, which is a transaction by which a person becomes an acquiring person and which otherwise does not meet the requirements of a permitted bid.

When exercised, a right entitles each of our shareholders who is not then attempting to acquire control of the Company to purchase additional common shares at a substantial discount to market value. This purchase would cause substantial dilution to the person or group of persons attempting to acquire control of the Company, other than by way of a permitted bid. We anticipate that no acquiring person will be willing to risk such dilution and so will instead either make a take-over bid that is permitted by the rights plan or negotiate with our board of directors for a waiver of the rights plan. The rights will expire on the termination of the rights plan, unless redeemed before such time.

Acquiring Person

An acquiring person is generally a person who becomes the beneficial owner of 20% or more of our outstanding common shares. Under the rights plan, there are various exceptions, including:

1. a person who acquires 20% or more of the outstanding common shares due to:

•	a reduction in the number of outstanding common shares due to acquisitions of common shares by us;

•	pro rata distributions of common shares by us;

•	the issuance of common shares pursuant to a public distribution provided that the purchaser does not purchase a percentage of the common shares offered under such distribution that is greater than the percentage beneficially owned prior to the public distribution; or

•	the issuance of common shares on an exempt private placement basis, subject to certain limits, including that the purchaser does not become the beneficial owner of more than 25% of our common shares outstanding immediately prior to the private placement; and

2. underwriters who obtain our common shares for the purposes of a public distribution.

Beneficial Ownership

The thresholds for triggering the rights plan are based on the percentage of shares that are beneficially owned by a person. This is defined in terms of legal or equitable ownership of our common shares. In addition, a person is deemed to be the beneficial owner of our common shares in circumstances where that person, and its affiliates or associates and any other person acting jointly or in concert with such person, has a right to acquire our common shares within 60 days. There are various exceptions to this rule, including our common shares held by investment fund managers, trust companies acting in their capacities as trustees and administrators and pension plan administrators.

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Lock-Up Agreements

A bidder may enter into lock-up agreements with our shareholders whereby such shareholders agree to tender their common shares to a takeover bid without the occurrence of a flip-in event. Any such lock-up agreement must:

•	permit the shareholder to withdraw the common shares to tender to another takeover bid or to support another transaction that exceeds the value of the original bid by as much or more than a specified amount, which specified amount may not be greater than 7% of the value of the original bid; and

•	not provide any break-up fees or termination penalties except within specified limits.

Certificates and Transferability

Before the separation time, the rights will be evidenced by the certificates for the common shares to which they are attached. Certificates issued after the date the plan was adopted bear a legend to that effect. Rights will not be transferable separately from the attached common shares before the separation time. From and after the separation time, the rights will be evidenced by rights certificates and will be transferable and traded separately from the common shares.

Permitted Bid

If a take-over bid is structured as a permitted bid, a flip-in event will not occur and the rights will not become exercisable. The requirements of a permitted bid include the following:

•	the take-over bid must be made to all shareholders by means of a take-over bid circular;

•	the take-over bid must not permit the bidder to take up any of our common shares that have been tendered to the take-over bid prior to the expiry of a period not less than 60 days after the take-over bid is made, and then only if at such time more than 50% of common shares held by the independent shareholders, being shareholders other than the bidder, its affiliates and persons acting jointly or in concert with such bidder, have been tendered to the take-over bid and not withdrawn;

•	the take-over bid must contain an irrevocable and unqualified provision that, unless it is withdrawn, common shares may be tendered at any time during the 60-day period referred to above and that any common shares deposited under the take-over bid may be withdrawn until they have been taken up and paid for; and

•	if more than 50% of our common shares held by independent shareholders are tendered to the take-over bid within the 60-day period, then the bidder must make a public announcement of that fact and the take-over bid must then remain open for an additional 10 business days from the date of such public announcement.

The rights plan also allows a competing permitted bid to be made while a permitted bid is in existence. A competing permitted bid is a take-over bid that is made after a permitted bid has been made but prior to its expiry, and which satisfies all of the requirements of a permitted bid except that it may expire on the same date as the permitted bid, provided that the competing permitted bid is open for a minimum of 35 days.

The requirements of a permitted bid and competing permitted bid enable our shareholders to decide whether the take-over bid or any competing permitted bid is adequate on its own merits, without being influenced by the likelihood that a take-over bid will succeed. Moreover, if there is sufficient support for a take-over bid such that at least 50% of our outstanding common shares have been tendered to it, a shareholder who has not yet tendered to that bid will have a further 10 business days in which to decide whether to withdraw his or her common shares from a competing take-over bid, if any, and whether to tender to the take-over bid.

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Waiver and Redemption

Our board of directors may waive the application of the rights plan to a particular take-over bid or redeem the rights at a price of US$0.0001 per right in the following circumstances:

•	a waiver can only be given where a take-over bid is made by way of a take-over bid circular;

•	a waiver given in respect of one take-over bid constitutes an automatic waiver in respect of all other competing take-over bids;

•	a waiver may be given in the event of an acquisition of our common shares by any person over the 20% threshold, provided that such person has disposed of the excess shares at the time of the waiver and such acquisition was inadvertent and without any intention to cause a flip-in event; and

•	the rights are deemed to be redeemed upon the successful completion of a permitted bid or a competing permitted bid or a takeover bid for which the application of the rights plan has been waived.

Our board of directors may, however, terminate the rights plan, with prior shareholder approval or approval of the holders of rights, in the case of termination after the separation time, at any time prior to the occurrence of a flip-in event by redeeming all of the rights that are then outstanding at a price of US$0.0001 per right.

Termination

The rights plan will expire at the meeting and every third anniversary after the meeting unless the continuation of the rights plan is approved by our shareholders at each such meeting.

Board of Directors

The rights plan does not detract from or lessen the duty of our board of directors to act honestly and in good faith with a view to the best interests of the Company. The board of directors, if a permitted bid is made, continues to have the duty and power to take such actions and make such recommendations to shareholders as are considered appropriate.

Approvals Required

The affirmative vote of the majority of the votes cast at the meeting by independent shareholders present or represented by proxy is required to ratify the right plans. The management representatives designated in the enclosed BLUE form of proxy intend to vote the TLCVision common shares for which they have been appointed FOR the ratification of the rights plan.

Your board of directors recommends a vote FOR the ratification of the rights plan.

Appointment of Auditors

Our board of directors proposes that Ernst & Young LLP be appointed as auditors of the Company until the next annual meeting of shareholders of the Company. Ernst & Young LLP have been our auditors since 1997. Representatives of Ernst & Young LLP are expected to attend our annual and special meeting, will be provided with an opportunity to make a statement, should they desire to do so, and will be available to respond to appropriate questions from our shareholders.

The affirmative vote of the majority of the votes cast at the meeting at which a quorum is present is required to appoint Ernst & Young LLP as our auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors. Unless otherwise directed, the management representatives designated in the enclosed BLUE form of proxy intend to vote the common shares for which they have been appointed FOR the appointment of Ernst & Young LLP as our auditors and for the authorization of the directors to fix

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the remuneration to be paid to the auditors. If our shareholders do not approve the appointment of Ernst & Young LLP, our board of directors will reconsider their appointment.

Your board of directors recommends a vote FOR the appointment of Ernst & Young LLP as our auditors for the ensuing year.

Fees Billed by External Auditors

Ernst & Young LLP billed us for the following fees in the past two fiscal years:

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2007

Fees for Audit Services	$1,505,895	$1,408,300
Fees for Audit-related Services	$4,525	$4,845
Fees for Tax Services	$10,585	$11,228
All Other Fees	$—	$—

Audit fees for the financial years ended December 31, 2007 and 2006 were for professional services rendered for the audits of our consolidated financial statements, quarterly reviews of the consolidated financial statements included in our quarterly filings, consents, comfort letters, and statutory audits of subsidiary financial statements. Audit related fees for the financial year ended December 31, 2006 and 2007 were for due diligence services in connection with the board of directors’ review of strategic alternatives. Fees for tax services relate to preparation of the Company’s Canadian tax returns. We do not have any other services provided by Ernst & Young LLP other than those stated above.

Pre-Approval Policies and Procedures

All 2007 fees were approved in advance by the Audit Committee. All audit and non-audit services to be provided by Ernst & Young LLP are and will be pre-approved by the Audit Committee.

Of the fees reported in this management information circular for 2007, none of the fees billed by Ernst & Young LLP were approved by the Audit Committee of our board of directors pursuant to the de minimis exception provided by Section (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. The Audit Committee has concluded that the foregoing non-audit services did not adversely impact the independence of Ernst & Young LLP.

EXECUTIVE OFFICERS

The following are brief summaries of the business experience during the past five years of each of our executive officers who are not directors:

Steven P. Rasche, age 48, became our Chief Financial Officer and Treasurer in August 2004. Prior thereto, Mr. Rasche served as the Chief Financial Officer of Public Safety Equipment, Inc., a marketer of safety equipment from May 1996 to July 2004. He began his professional career in 1983 with Price Waterhouse, LLP (now PricewaterhouseCoopers, LLP) and later moved to United Van Lines, Inc., a household goods mover, where he progressed through a variety of financial leadership roles. Mr. Rasche is a Certified Public Accountant and holds a Bachelors of Science degree in Accounting from the University of Missouri-Columbia and a Master of Business Administration Degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

Brian L. Andrew, age 56, became our General Counsel and Secretary in February 2005. Prior thereto, Mr. Andrew was the Chair of the Health Law Practice Group and a member in the St. Louis, Missouri office of Husch & Eppenberger, LLC (now Husch Blackwell Sanders, LLC), a large multi-office law firm. Mr. Andrew has also served as Assistant Counsel to the American Optometric Association and Associate General Counsel for MetLife HealthCare Management Corporation. He holds an undergraduate degree from the University of Missouri-

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Columbia, a Masters degree from Webster University and a law degree from the Saint Louis University School of Law.

James B. Tiffany, age 51, was appointed as President of MSS, Inc., a subsidiary of the Company, in August 2003. Prior thereto, Mr. Tiffany served as Vice President of Sales and Marketing of LaserVision from January 1999 to July 2000 and General Manager of MSS, Inc. from July 2000 to August 2003. Mr. Tiffany received his undergraduate degree from Arizona State University and a Master of Business Administration Degree from Washington University in St. Louis, Missouri.

Larry D. Hohl, age 53, was appointed President of Refractive Services in January 2008. Prior to that, Mr. Hohl served as Vice-President of Operations and Owner Operator/Franchisee for Robeks Corporation, a franchisor of health food stores, from January 2004 through December 2007. He began his professional career in 1976 with International Business Machines Corporation, a multinational computer technology and consulting corporation. He has held executive management positions with a variety of consumer products and services companies since that time, including Procter & Gamble, a consumer goods manufacturer, PepsiCo, Inc., a leading global snack and beverage company, and Nike, Inc, a supplier of athletic shoes, apparel and sports equipment. He also served as Chief Executive Officer of Spectrum Health Clubs until February 2003. He holds a Bachelor of Science degree in Business Administration/Marketing from Arizona State University.

James J. Hyland, age 55, joined TLCVision as Vice President, Investor Relations in 2007. Prior to joining TLCVision, Mr. Hyland was Vice President, Investor Relations and Corporate Communications for USF Corp, a $2.4 billion Chicago based transportation holding company. In addition, Mr. Hyland was Senior Vice President Investor Relations for Comdisco, a Rosemont, Illinois based Fortune 500 financial and technology services firm. Mr. Hyland is a graduate of the University of Illinois with a Bachelors of Science degree in Business Administration, with a specialization in Finance.

Henry Lynn, age 57, became Chief Information Officer (“CIO”) of TLCVision in March 1998. Mr. Lynn has executive management responsibilities regarding the various information systems utilized throughout the Company. Prior to joining TLCVision, he was employed as the CIO for Beacon Eye, Inc., a laser vision correction company. He holds a Data Processing degree from Glasgow College of Technology, Scotland.

Dr. Glenn Ellisor, age 50, is the founder of Vision Source, a subsidiary of the Company which was acquired by the Company in 1997. At the present time, Dr. Ellisor continues to practice as a licensed optometrist at an optical eye care center. He has served on advisory panels for Ciba Vision, Optos plc, Optical Dynamics, Bausch & Lomb and Alcon Laboratories, Inc. He is a member of the American Optometric Association, the Texas Optometric Association and Harris County Optometric Association. Dr. Ellisor graduated from Stephen F. Austin University in 1982 with a degree in Biology and a minor in business and graduated from the University of Houston College of Optometry in 1984.

Charles H. Judy, age 38, joined TLCVision in 2007 as Vice President, Human Resources. Prior to joining TLCVision, Mr. Judy was a National Human Resources Director at Deloitte, one of the world’s largest professional services firms with over 120,000 employees and $23 billion in revenues. During his thirteen years with the organization, Mr. Judy provided senior human resources and recruiting leadership to a number of large and diverse practices throughout the world, including long-term assignments in Brussels, Belgium and Hyderabad, India. Mr. Judy was also the Vice President, Human Resources for Maverick Technologies LLC, North America’s largest independent control systems integrator and industrial automation consultancy. He is a graduate of Tulane University’s A.B. Freeman School of Business with a Bachelors of Science in Management. He is also a Certified Public Accountant (CPA) and a certified Senior Professional of Human Resources (SPHR).

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INFORMATION ON EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

The responsibilities of our Compensation Committee, discussed in detail in the Compensation Committee’s charter, include overseeing the total compensation package for our named executive officers; administering our equity compensation plans; approving all executive officer employment and severance contracts; and evaluating the performance of our Chief Executive Officer and determining and approving the Chief Executive Officer’s compensation level in light of that evaluation.

Objectives of Compensation Program

Our compensation practices are intended to attract and retain highly competent executives in a competitive marketplace. The program provides our named executive officers with compensation that is industry competitive, internally equitable and commensurate with their skills, knowledge, experience and responsibilities.

The primary objective of the program, however, is to firmly align total executive compensation with the attainment of our annual performance goals, which are principally based upon our revenues, earnings per share and net income.

The compensation of our executive officers, including our named executive officers, consists of base salary, cash bonuses expressed as a percentage of annual salary and long-term incentive compensation in the form of Company stock options.

Base Salary

As noted above, the Compensation Committee evaluates the performance of our Chief Executive Officer, and determines and approves the Chief Executive Officer’s compensation level in light of that evaluation. The Chief Executive Officer’s base salary is determined pursuant to the terms of an employment agreement, with minimum annual increases equal to the increase of the U.S. Consumer Price Index (see “— Employment Contracts — James C. Wachtman”). The Compensation Committee reviews the base salary of the Chief Executive Officer on an annual basis in light of his performance over the previous year. The Compensation Committee reviewed Mr. Wachtman’s base salary in October 2007 and set his salary at $440,000 for 2008. The Compensation Committee considers the following factors in evaluating the Chief Executive Officer’s performance:

•	the degree to which he has displayed leadership for the senior management team and the organization as a whole;

•	strategic planning and the execution of the Company’s strategic plans;

•	the Company’s financial results;

•	the succession planning undertaken by the Chief Executive Officer;

•	communications and relations with shareholders, our board of directors, senior management and employees; and

•	third party salary survey data of comparable companies compiled by Tower Perrin.

Base salaries of executives other than the Chief Executive Officer are approved by the Compensation Committee after consultation with, and upon the recommendation of, the Chief Executive Officer. The base salary of each executive officer is determined by the terms of our employment agreement with the executive officer and may be increased, but not decreased, on an annual basis (see “— Employment Contracts”). After evaluating each executive officer’s performance over the year in light of (i) the Company’s overall financial performance, (ii) the

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individual’s performance during the year and contributions to the Company, and (iii) other relevant factors (for example, market conditions), the Chief Executive Officer may deem it appropriate to recommend executive officer base salary adjustments to the Compensation Committee.

The Compensation Committee considers a number of factors when evaluating the Chief Executive Officer’s recommendations regarding base salary adjustments. We participate in industry specific compensation surveys that provide detailed information regarding the compensation practices of industry peers and competitors. Information that the Committee deems relevant such as general business trends, the competitiveness of the markets in which we operate and unusual circumstances also may be considered in its evaluation. During 2007, the Compensation Committee retained Towers Perrin to review executive compensation and make recommendations as to appropriate levels of compensation for our executive officers. Towers Perrin reviewed data for comparable public companies in developing its recommendations to the Compensation Committee.

At their most recent annual reviews, the Compensation Committee set Mr. Rasche’s base salary at $238,000, Mr. Tiffany’s base salary at $235,000, Mr. Andrew’s base salary at $231,700, and Mr. Lynn’s base salary at Cdn.$232,250. Mr. Hohl joined the Company in January 2008 and the Compensation Committee set his base salary at $275,000.

Annual Cash Bonuses

The second element of our compensation program is an annual cash bonus. All of our executive officers are entitled to receive annual cash bonuses based on corporate and individual performance. Our employment agreements with our named executive officers set out the parameters for the amount of such bonuses, with our Chief Executive Officer being entitled to a bonus of up to 100% of his annual base salary and our other named executive officers being entitled to an annual bonus of up to 50% of base salary (see “— Employment Contracts”). We believe these bonuses play a key role in enabling us to attract, retain and motivate our employees.

The Compensation Committee has broad discretion in approving the amount of the annual cash bonuses to our executive officers. Within 90 days after the beginning of each year, the Compensation Committee approves our performance goals for that year. Those performance goals are generally based upon revenues, earnings per share and net income. At the end of the fiscal year, the Compensation Committee reviews the Company’s performance for that year generally, and its success in achieving the performance goals in particular. The Compensation Committee then determines the annual bonus for our Chief Executive Officer as a percentage of his maximum bonus under his employment agreement, and considers the Chief Executive Officer’s recommendations in determining the cash awards for our other executive officers. The Chief Executive Officer’s recommendations are guided by his evaluation of the Company’s actual financial performance compared with our performance goals and his assessment of the effectiveness of the individual and collective efforts of our executive officers in achieving the Company’s business objectives. The Compensation Committee and the Chief Executive Officer also consider extraordinary efforts by executive officers in various projects or initiatives during the year.

In February 2008, the Compensation Committee determined the following bonus awards for the named executive officers: Mr. Wachtman $66,000 (representing 15% of base salary); Mr. Rasche $35,700 (15% of base salary); Mr. Tiffany $35,250 (15% of base salary); Mr. Andrew $33,580 (15% of base salary) and Mr. Lynn Cdn.$34,838 (15% of base salary). Mr. Hohl joined the Company in January 2008 and therefore did not receive a bonus.

Equity Compensation

The third element of our compensation program is equity compensation. Equity compensation is intended to more closely align annual incentive compensation, as well as total compensation, with the financial interests of our shareholders. The equity compensation component of our compensation program is based upon awards of stock options.

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We were incorporated in 1993 and operated in an emerging market. Consequently our board of directors initially placed considerable emphasis upon stock options as an incentive in determining executive compensation in order to align the interests of the executive officers with the long-term interests of our shareholders. As the Company has matured, there has been less emphasis placed upon stock options as an incentive for executives.

Our board of directors administers our stock option plan. The purpose of the stock option plan is to advance the interests of the Company by:

•	providing directors, officers, employees and other eligible persons with additional incentives;

•	encouraging stock ownership by eligible persons;

•	increasing the proprietary interests of eligible persons in the success of the Company;

•	encouraging eligible persons to remain with the Company or its affiliates; and

•	attracting new employees, officers or directors to the Company or its affiliates.

In determining whether to grant options and how many options to grant to eligible persons under our stock option plan, consideration is given to each individual’s past performance and contribution to the Company as well as that individual’s expected ability to contribute to the Company in the future.

In December 2007, the Compensation Committee authorized awards of options to our named executive officers and a number of other employees, consistent with the number of options awarded in previous years. The awards to each of our named executive officers were as follows and each had an exercise price of $3.04 (or Cdn.$2.98 for Canadian executive officers), vest one-fourth annually starting on the first anniversary of grant and expire on the seventh anniversary of the date of grant:

•	Mr. Wachtman was granted options to acquire 60,000 common shares;

•	Mr. Rasche was granted options to acquire 50,000 common shares;

•	Mr. Tiffany was granted options to acquire 50,000 common shares;

•	Mr. Andrew was granted options to acquire 40,000 common shares; and

•	Mr. Lynn was granted options to acquire 25,000 shares.

Employment Agreements

The Compensation Committee reviews and approves every employment agreement entered into with our senior executives. We have entered into employment agreements with Messrs. Wachtman, Rasche, Tiffany, Hohl, Andrew and Lynn. The agreements provide each named executive officer with what the Compensation Committee believes to be a suitable base salary and target maximum bonus. These employment agreements are described in detail under “— Employment Agreements.”

Stock Ownership Guidelines

We do not have a formal policy regarding minimum stock ownership requirements for our named executive officers. We encourage ownership through option grants and through participation in our employee share purchase plans for U.S. and Canadian employees. The employee share purchase plans allow employees, including our named executive officers, to purchase stock, on an after tax basis, through payroll deductions of between 1% and 10% of compensation, at a price equal to 85% of the lesser of the closing price of our common shares on Nasdaq on the first day of each quarterly offering period under the plan and the last day of such offering period.

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Retirement Plans

We sponsor a defined contribution 401(k) plan, which extends participation eligibility to substantially all of our U.S. employees, including our named executive officers. We provide a match of 25% of participants’ before-tax contributions up to 8% of eligible compensation. Our named executive officers do not participate in any special or separate executive retirement plans. We consider our 401(k) plan to be an important factor in our ability to hire, retain and motivate our employees by providing an added measure of financial security for our employees.

Perquisites

We have no formal perquisites program. Personal benefits may be provided from time to time under employment agreements when we determine that such personal benefits are a useful part of an executive’s compensation package. Specifically, we have agreed to provide Mr. Wachtman with an annual auto allowance, partial payment of club dues and a $500,000 life insurance policy that is owned by him. In addition, we have agreed to provide each of Messrs. Rasche and Andrew with a $500,000 life insurance policy that is owned by them. No perquisites are provided to our other named executive officers.

Tax Deductibility of Compensation

Section 162(m) of the Code generally precludes a public corporation from taking a deduction for compensation in excess of $1 million for its chief executive officer or any of its four other highest paid executive officers, unless, in addition to other requirements, the compensation qualifies as performance based compensation. The Company’s U.S. subsidiaries are not currently entitled to a deduction in connection with options exercised under our stock option plan by such executive officers to the extent that the amount of income derived from the exercise of options in a year by any such officer, together with that officer’s other compensation, exceeds the $1 million limitation. The Compensation Committee will continue to consider Section 162(m) implications in making compensation recommendations and in designing compensation programs for our named executive officers. However, the Compensation Committee reserves the right to pay non-deductible compensation if it determines that to be in our best interests and in the best interests of our stockholders.

Report of the Compensation Committee

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Our Compensation Committee, which is composed solely of independent directors, assists our board of directors in fulfilling its responsibilities with regard to compensation matters, and is responsible under its committee charter for recommending the compensation of the Company’s executive officers to the Corporate Governance and Nominating Committee for approval by our board of directors. The Compensation Committee has reviewed and discussed the “Compensation Disclosure and Analysis” section of the management information circular with management, including our Chief Executive Officer and Chief Financial Officer. Based on this review and discussion, the Compensation Committee recommended to the board of directors that the “Compensation Discussion and Analysis” section be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and in this management information circular.

Toby S. Wilt	Warren S. Rustand	Dr. Michael DePaolis

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Executive Compensation

The following table sets forth all compensation earned during the fiscal years ended December 31, 2007 and 2006 by each person who served as our Chief Executive Officer and our Chief Financial Officer during the year ended December 31, 2007, by our three other highest executive officers who were serving as executive officers at the end of the fiscal year ended December 31, 2007 and whose annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2007, and by William P. Leonard, who was not serving as an executive officer at the end of the fiscal year ended December 31, 2007, collectively referred to as our named executive officers.

Summary Compensation Table

				Option	All Other
Name and		Salary	Bonus(1)	Awards	Compensation	Total
Principal Position	Year	($)	($)	($)(2)	($)(3)	($)

James C. Wachtman	2007	428,216	66,000	77,284	13,938	585,438
Chief Executive Officer and President	2006	407,295	47,000	46,911	16,485	517,691
Steven P. Rasche	2007	229,540	39,270	57,138	1,854	327,802
Chief Financial Officer	2006	221,867	27,000	28,352	5,402	282,621
William P. Leonard(4)	2007	59,615	—	—	416,667	476,282
President, Refractive Surgical Services	2006	250,000	25,000	42,373	4,797	322,170
James B. Tiffany	2007	232,982	35,250	61,025	1,075	330,332
President of MSS, Inc.	2006	220,667	64,545	36,793	4,442	326,447
Brian L. Andrew	2007	223,421	33,580	47,075	1,026	305,102
General Counsel and Secretary	2006	216,286	21,630	24,685	8,115	270,716
Henry Lynn(5)	2007	215,543	32,431	37,650	2,195	287,819
Chief Information Officer	2006	202,213	19,794	22,323	1,372	245,702

(1)	Bonuses are typically based on annual performance and paid in the first quarter following the end of the fiscal year. As such, the bonus amounts disclosed above for the fiscal year ended December 31, 2007 were paid during the first quarter of fiscal 2008.

(2)	Reflects the dollar amount recognized for financial statement reporting purposes for the applicable fiscal year, in accordance with Statement of Financial Accounting Standards No. 123R, “Share-Based Payments” (“SFAS 123R”), with respect to stock options. Amounts therefore include expense related to stock options granted in and prior to fiscal 2007, as applicable. Assumptions used in calculating these amounts are included in Note 16 to the Company’s financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

(3)	Includes Company matching contributions to the 401(k) plan, long-term disability insurance premiums, life insurance premiums, auto allowances, partial club dues and service awards.

(4)	Mr. Leonard left the Company on March 28, 2007. He was paid a lump sum severance of $416,667.

(5)	Amounts for Mr. Lynn, excluding option awards, were earned in Canadian dollars. Mr. Lynn’s Canadian denominated earnings were converted to U.S. dollars for purposes of the above table using average annual exchange rates in effect for fiscal 2006 and 2007, respectively.

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The following table sets forth the individual grants of plan-based awards for the fiscal year ended December 31, 2007 to the named executive officers.

Grants of Plan-Based Awards

		All Other Option
		Awards: Number of	Exercise or		Grant Date
		Securities Underlying	Base Price of		Fair Value of
		Options	Option Awards		Option Awards
Name	Grant Date	(#)	($/sh)		($)

James C. Wachtman	December 28, 2007	60,000		3.04	93,000
Steven P. Rasche	December 28, 2007	50,000		3.04	77,500
James B. Tiffany	December 28, 2007	50,000		3.04	77,500
Brian L. Andrew	December 28, 2007	40,000		3.04	62,000
Henry Lynn	December 28, 2007	25,000	Cdn.$	2.98	38,750

The options listed under “All Other Option Awards : Number of Securities Underlying Options” in the Grants of Plan-Based Awards table vest (i.e., become exercisable) in four equal parts on the first, second, third and fourth anniversaries of the grant date. Options granted on December 28, 2007 expire seven years from the date of grant.

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The following table sets forth details of all of the outstanding equity awards of the named executive officers as at the end of the fiscal year ended December 31, 2007:

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying	Option
	Unexercised	Unexercised	Exercise		Option
	Options	Options	Price		Expiration
Name	(#) Exercisable	(#) Unexercisable	($)		date

James C. Wachtman	47,500	—		1.16	January 2, 2008
	17,500	—		1.875	January 7, 2008
	142,500	—		3.45	June 15, 2008
	25,000	—		6.10	December 15, 2008
	33,000	—		10.42	December 13, 2009
	12,500	37,500		6.45	January 3, 2011
	12,500	37,500		4.66	December 11, 2013
	—	60,000		3.04	December 28, 2014
Steven P. Rasche	50,000	—		10.80	July 19, 2009
	30,000	—		10.42	December 13, 2009
	10,000	30,000		6.45	January 3, 2011
	11,250	33,750		4.66	December 11, 2013
	—	50,000		3.04	December 28, 2014
James B. Tiffany	20,000	—		1.16	January 2, 2008
	18,000	—		6.10	December 15, 2008
	500	—		11.47	March 31, 2009
	27,000	—		10.42	December 13, 2009
	10,000	30,000		6.45	January 3, 2011
	10,000	30,000		4.66	December 11, 2013
	—	50,000		3.04	December 28, 2014
Brian L. Andrew	40,000	—		10.42	December 13, 2009
	8,750	26,250		6.45	January 3, 2011
	8,750	26,250		4.66	December 11, 2013
	—	40,000		3.04	December 28, 2014
Henry Lynn	20,000	—	Cdn.$	1.82	January 2, 2008
	500	—	Cdn.$	1.79	April 1, 2008
	10,000	—	Cdn.$	7.95	December 15, 2008
	21,000	—	Cdn.$	12.68	December 13, 2009
	6,250	18,750	Cdn.$	7.51	January 3, 2011
	6,250	18,750	Cdn.$	5.31	December 11, 2013
	—	25,000	Cdn.$	2.98	December 28, 2014

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The following table sets forth all of the Company stock options exercised by our named executive officers during the fiscal year ended December 31, 2007:

Option Exercises and Stock Vested

Option Awards
Number of
Shares
	Acquired on	Value Realized
	Exercise	on Exercise
Name	(#)	($)

James C. Wachtman	—	—
Steven P. Rasche	—	—
William P. Leonard	43,700	72,834
James B. Tiffany	—	—
Brian L. Andrew	—	—
Henry Lynn	—	—

Employment Contracts

James C. Wachtman

In connection with our merger with LaserVision in 2002, we entered into an employment contract with Mr. James C. Wachtman providing for his employment as our President and Chief Operating Officer. The term of the agreement is two years commencing on May 15, 2002 with automatic two-year renewals unless otherwise terminated by the parties. The base annual salary under the agreement was, effective January 1, 2003, $340,000, with minimum annual increases equal to the increase of the U.S. Consumer Price Index (“CPI”). Effective August 2004, the base annual salary was set at $375,000 to reflect his employment as our President and Chief Executive Officer. The Annual CPI increases to which Mr. Wachtman is entitled had not been made since 2004. Such adjustments would have automatically resulted in a minimum annual salary of $414,000 for 2008. Following the completion of the compensation review by Towers Perrin, which determined that his compensation was well below the median of compensation for chief executive officers of comparable companies. Mr. Wachtman’s annual salary for 2008 was set at $440,000 in October 2007.

Mr. Wachtman’s compensation also included, effective January 1, 2004, an annual bonus of up to 80% of his salary upon the attainment of specified performance goals. Mr. Wachtman’s bonus is based, in part, on the Company’s achieving certain levels of budgeted sales and earnings. These financial targets were the basis for 80% of Mr. Wachtman’s bonus and the remaining 20% was at the discretion of the board of directors. If the Company only achieves 80% of the budgeted financial target, Mr. Wachtman is entitled to a partial bonus with respect to such target. Effective August 2004, he became entitled to an annual bonus of up to 100% of his salary. Financial targets are the basis of 85% of his bonus and the remaining 15% is at the discretion of the board of directors.

The agreement provides for severance payments equal to two times Mr. Wachtman’s annual base salary plus bonus in the event of Mr. Wachtman’s death, termination of his employment without cause or Mr. Wachtman’s resignation for specified reasons. Among these reasons, Mr. Wachtman may terminate his employment with us upon at least 90 days’ written notice in the event of a material adverse change in his job responsibilities following a change of control of the Company. If Mr. Wachtman’s employment is terminated by us without cause after expiration of the initial two-year term of the agreement, he will be entitled to receive a severance payment equal to the greater of: (i) two times his annual base salary plus bonus, or (ii) an amount calculated by reference to the longest time period to be used for purposes of calculating severance that Elias Vamvakas, as Chief Executive Officer of the Company, was entitled to receive at any time during the term of the agreement. Additionally, the agreement provides for termination upon payment of six months salary and bonus in the event of disability.

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Steven P. Rasche

We entered into an employment agreement with Steven P. Rasche on July 1, 2004, providing for his employment as our Chief Financial Officer. The term of the agreement is two years commencing on July 14, 2004 with automatic one-year renewals unless otherwise terminated by the parties. The base annual salary was initially set at $210,000. Mr. Rasche is also entitled to receive options under our stock option plan. Mr. Rasche’s compensation also includes an annual bonus of up to 50% of his annual salary based on his personal performance and the financial performance of the Company as a whole. Mr. Rasche’s annual salary for 2008 was set at $238,000 in October 2007.

Mr. Rasche’s employment may be terminated for just cause, as defined in the agreement. If terminated for other than just cause, Mr. Rasche will be entitled to receive 12 months’ base salary plus an additional month of salary for each year worked following the second anniversary of the effective date of the agreement to a maximum of six additional months of salary. The agreement contains change of control provisions that provide that Mr. Rasche would be entitled to 12 months’ base salary, payable in monthly instalments, if his employment is terminated following a change of control as a result of the Company taking actions which would materially and adversely affect his duties under the employment agreement.

Mr. Rasche’s agreement also contains non-competition and non-solicitation covenants which run for a minimum of one year following his employment and prohibit Mr. Rasche from engaging in or having a financial interest in, or permitting the use of his name by, an entity engaged in the refractive laser corrective surgery business or which competes with us. The agreement also prohibits him from employing any of our employees or soliciting any of our patients during the same time period. Additionally, the agreement contains confidentiality covenants preventing Mr. Rasche from disclosing confidential or proprietary information relating to the Company at any time during or after his employment.

William P. Leonard

Mr. Leonard left the Company on March 27, 2007. Pursuant to a separation agreement and release, Mr. Leonard received a severance amount of $416,667 and continuation of certain life insurance benefits for twelve months. Mr. Leonard is bound by confidentiality covenants preventing him from disclosing confidential or proprietary information relating to the Company at any time.

James B. Tiffany

We entered into an employment agreement with James B. Tiffany effective November 1, 2005, providing for his employment as our President, MSS, Inc. The term of the agreement is one year commencing on November 1, 2005 and shall continue until terminated pursuant to the terms of the agreement. The base annual salary was initially set at $220,667. Mr. Tiffany is also entitled to receive options under our stock option plan. Mr. Tiffany’s compensation also includes an annual bonus of up to 50% of his annual salary based on his personal performance and the financial performance of the Company as a whole. Mr. Tiffany’s annual salary for 2008 was set at $235,000 in March 2007.

Mr. Tiffany’s employment may be terminated for just cause, as defined in the agreement. If terminated for other than just cause, Mr. Tiffany will be entitled to receive 12 months’ base salary. The agreement contains change of control provisions that provide that Mr. Tiffany would be entitled to 12 months’ base salary, payable in monthly instalments, if his employment is terminated following a change of control as a result of the Company taking actions which would materially and adversely affect his duties under the employment agreement.

Mr. Tiffany’s agreement also contains non-competition and non-solicitation covenants which run for a minimum of one year following his employment and prohibit Mr. Tiffany from engaging in or having a financial interest in, or permitting the use of his name by, an entity engaged in the refractive laser corrective surgery business or which competes with us. The agreement also prohibits him from employing any of our employees or soliciting any of our patients during the same time period. Additionally, the agreement contains confidentiality covenants preventing Mr. Tiffany from disclosing confidential or proprietary information relating to the Company at any time during or after his employment.

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Brian L. Andrew

We entered into an employment agreement with Brian L. Andrew on February 1, 2005, providing for his employment as our General Counsel, Vice President and Secretary. The term of the agreement is two years commencing on February 1, 2005 with automatic one-year renewals unless otherwise terminated by the parties. The base annual salary was initially set at $210,000. Mr. Andrew is also entitled to receive options under our stock option plan. Mr. Andrew’s compensation also includes an annual bonus of up to 50% of his annual salary based on his personal performance and the financial performance of the Company as a whole. Mr. Andrew’s annual salary for 2008 was set at $231,700 in February 2008.

Mr. Andrew’s employment may be terminated for just cause, as defined in the agreement. If terminated for other than just cause, Mr. Andrew will be entitled to receive 12 months’ base salary. The agreement contains change of control provisions that provide that Mr. Andrew would be entitled to 12 months’ base salary, payable in monthly installments, if his employment is terminated following a change of control as a result of the Company taking actions that would materially and adversely affect his duties under the employment agreement.

Mr. Andrew’s agreement also contains non-competition and non-solicitation covenants that run for a minimum of one year following his employment and prohibit Mr. Andrew from engaging in or having a financial interest in, or permitting the use of his name by, an entity engaged in the refractive laser corrective surgery business or that competes with us. The agreement also prohibits him from employing any of our employees or soliciting any of our patients during the same time period. Additionally, the agreement contains confidentiality covenants preventing Mr. Andrew from disclosing confidential or proprietary information relating to the Company at any time during or after his employment.

Henry Lynn

We entered into an employment agreement with Henry Lynn on April 15, 1998, providing for his employment as our Executive Vice President, Information Systems. The term of the agreement is indefinite commencing on February 23, 1998 unless otherwise terminated by the parties. The base annual salary was initially set at Cdn.$168,000. Mr. Lynn is also entitled to receive options under our stock option plan. Mr. Lynn’s compensation also includes an annual bonus of up to 20% of his annual salary based on his personal performance and the financial performance of the Company as a whole. Mr. Lynn’s annual salary for 2008 was set at Cdn.$232,250 in February 2008.

Mr. Lynn’s employment may be terminated for just cause, as defined in the agreement. If terminated for other than just cause, Mr. Lynn will be entitled to receive 18 months’ base salary. The agreement contains change of control provisions that provide that Mr. Lynn would be entitled to 12 months’ base salary, payable in monthly installments, if his employment is terminated following a change of control as a result of the Company taking actions that would materially and adversely affect his duties under the employment agreement.

Mr. Lynn’s agreement also contains non-competition and non-solicitation covenants that run for a minimum of one year following his employment and prohibit Mr. Lynn from engaging in or having a financial interest in, or permitting the use of his name by, an entity engaged in the refractive laser corrective surgery business or that competes with us. The agreement also prohibits him from employing any of our employees or soliciting any of our patients during the same time period. Additionally, the agreement contains confidentiality covenants preventing Mr. Lynn from disclosing confidential or proprietary information relating to the Company at any time during or after his employment.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2007, the Compensation Committee of our board of directors was comprised of Messrs. Davidson, Rustand, Wilt and Dr. DePaolis. Mr. Davidson resigned from the board of directors and hence the Committee in January 2008. None of the members of the compensation committee is an officer, employee or former officer or employee of the Company or any of our subsidiaries.

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Performance Graph

The information contained in this Performance Graph section shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The following graph shows the cumulative total shareholder return (assuming reinvestment of dividends) from December 31, 2002 through the fiscal year ended December 31, 2007 compared to the cumulative total return on the S&P/TSX Composite Index and the Nasdaq Health Services Stocks Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG TLC VISION CORPORATION, THE S & P/TSX COMPOSITE INDEX
AND THE NASDAQ HEALTH SERVICES INDEX

	12/31/02	12/31/03	12/31/04	12/31/05	12/31/06	12/31/07
TLC Vision Corporation	$100.00	$630.83	$991.44	$613.70	$497.62	$316.84
S&P/TSX Composite Index	$100.00	$126.72	$145.07	$180.08	$211.16	$231.92
NASDAQ Health Services Stocks Index	$100.00	$135.61	$168.24	$184.41	$186.06	$181.42

* $100 invested on 12/31/02 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

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Compensation of Directors

The following table sets forth the compensation of our directors during the financial year ended December 31, 2007, other than those who are also named executive officers (in such case, their compensation as directors is included above under “Summary Compensation Table”):

Director Compensation

	Fees Earned
	or Paid	Option
	in Cash	Awards	Total
Name	($)	($)	($)

Thomas Davidson	$72,500	$16,500	$89,000
Michael D. DePaolis, O.D.	$66,500	$16,500	$83,000
Richard L. Lindstrom, M.D.(1)	—	$16,500	$16,500
Warren S. Rustand	$130,000	$22,000	$152,000
Toby S. Wilt	$77,500	$16,500	$94,000
Elias Vamvakas(2)	$9,500	—	$9,500

(1)	Dr. Lindstrom did not receive any fees for attending board meetings in 2007. However, he received $100,000 as medical director of the Company, $25,000 as a member of the Company’s clinical advisory group and $45,000 as a consultant to MSS. Additionally, the Company granted Dr. Lindstrom a total of 20,000 options in 2007 related to his services as medical director.

(2)	Mr. Vamvakas’ term as a director ended on June 28, 2007.

Directors who are not executive officers of the Company are entitled to receive an attendance fee of $2,500 for each board meeting attended in person, $1,000 for each committee meeting attended in person and $500 for each meeting attended by phone. Directors also receive an annual fee of $25,000, however, the non-executive chair of the Board receives an annual fee of $42,000. Non-executive directors are reimbursed for out-of-pocket expenses incurred in connection with attending meetings of the board of directors. In addition, outside directors are entitled to receive options to acquire common shares under our stock option plan. As medical director, Dr. Lindstrom was granted options to acquire 20,000 common shares at an exercise price of $3.04 in December 2007. All directors who are not executive officers of the Company were granted options to acquire 15,000 common shares at an exercise price of $3.04 in December 2007, except that Mr. Rustand, as Chair of the Board, was granted 20,000 such options in December 2007 at an exercise price of $3.04. The chair of each of the Compensation and Corporate Governance and Nominating Committees also receives an annual fee of $5,000 and the chair of the Audit Committee receives an annual fee of $8,000. Directors are also compensated for special assignments and strategic studies if applicable.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

We are committed to maintaining high standards of corporate governance and continue to refine our policies and practices in light of regulatory initiatives designed to improve corporate governance. Our corporate governance practices are described below in accordance with National Instrument 58-101 — Disclosure of Corporate Governance Practices of the Canadian securities regulatory authorities.

Mandates of the Board of Directors and Management

The mandate of the board of directors is to supervise the management of our business and affairs and to act with a view to the best interests of the Company. A copy of the board of directors’ written mandate is attached to this management information circular as Appendix D. The role of the board of directors focuses on governance and stewardship rather than on the responsibility of management to run our day-to-day operations. Its role is to set

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corporate direction, assign responsibility to management for achievement of that direction, define executive limitations and monitor performance against those objectives and executive limitations.

Our board of directors has developed position descriptions for the Chair of the Board and the chairs of each committee of the board of directors. It has also developed a position description for our Chief Executive Officer. Responsibilities of the Chair of the Board include providing overall leadership to the board of directors, assuming primary responsibility for the operation and functioning of the board of directors, ensuring compliance with the governance policies of the board of directors and taking a leadership role in ensuring effective communication and relationships between the Company, shareholders, stakeholders and the general public.

Responsibilities of the Chief Executive Officer include the development and recommendation of corporate strategies and business and financial plans for approval of the board of directors, managing the operations of the business in accordance with the strategic direction set by the board of directors, reporting management and performance information to the board of directors and developing a list of risk factors and informing the board of directors of the mechanisms in place to address those risks.

When the Chief Executive Officer also holds the position of Chair of the Board, the board of directors may elect a non-executive Vice Chair or lead director. The Chair of the Board is currently Mr. Rustand, who has been determined to be independent in accordance with the standards described below.

Composition of the Board of Directors

Our board of directors is currently comprised of five directors, a majority of whom are independent as defined by applicable Canadian securities laws and under the current listing standards of the Nasdaq. A slate of seven directors has been nominated by management for election for the upcoming year, a majority of whom are considered independent. A director will be considered to be independent if he or she has no direct or indirect material relationship with us, being a relationship that could, in the view of the board of directors, be reasonably expected to interfere with the exercise of the director’s independent judgment. Applicable Canadian securities laws and the Nasdaq listing standards specify circumstances in which directors will be deemed not to be independent, including additional criteria applicable to audit committee members. The board has determined that Messrs. Wilt and Rustand and Dr. DePaolis are independent and that Mr.Wachtman and Dr. Lindstrom are non-independent directors given their relationship with the Company and our subsidiaries. In addition, the board has determined that Messrs. Holmes and Lee, who have been nominated by management for election as directors at the meeting, will also be independent.

There were thirteen meetings of the board of directors in the fiscal year ended December 31, 2007. Each of the meetings was attended by all of the directors who were members of the board of directors at the time of such meeting except that Mr. Vamvakas missed attendance at three meetings, Mr. Davidson missed attendance at one meeting and Dr. Lindstrom missed attendance at one meeting. In addition to attending board and applicable committee meetings, our independent directors meet regularly in executive sessions independent of management and non-independent directors to discuss our business and affairs. During the fiscal year ended December 31, 2007, five such meetings were held.

The board of directors takes steps to educate new directors upon their appointment or election to the board of directors including a day-long on-site visit to the Company’s corporate headquarters. Each new director receives a binder with up-to-date information on the corporate organization, financial information and copies of key documents, including the Code of Conduct, Insider Trading Policy, and board and committee mandates and charters. Presentations are made regularly to the board and committees to educate and keep them informed of changes within the Company and the industry.

The Corporate Governance and Nominating Committee is responsible for annually assessing the effectiveness of the board as a whole as well as individual directors. This process includes the circulation of a confidential Board Self-Assessment survey as well as informal discussions. The Survey is summarized and reviewed in depth by the board.

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During 2007, the Compensation Committee retained Towers Perrin to review director and executive compensation. Towers Perrin reviewed fees for comparable public companies in developing its recommendations to the Compensation Committee.

Board Committees

Our board of directors has established three committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The following is a brief description of each committee and its composition.

The Audit Committee currently consists of Messrs. Rustand and Wilt and Dr. DePaolis, all of whom are independent directors. The Audit Committee is responsible for the engagement, compensation and oversight of our independent auditors and reviews with them the scope and timing of their audit services and any other services they are asked to perform, their report on the accounts of the Company following the completion of the audit and our policies and procedures with respect to internal accounting and financial controls. The Audit Committee reports its findings with respect to such matters to the board of directors. During the fiscal year ended December 31, 2007, there were five meetings of the Audit Committee. Each of the meetings was attended by all of the members except that Dr. DePaolis missed attendance at two meetings. It is expected that the Audit Committee will consist of Messrs. Rustand and Wilt and Dr. DePaolis after the annual meeting of shareholders and that all members will continue to be independent directors. The Audit Committee operates under the Audit Committee Charter adopted by the board of directors. See “Audit Committee Report” below.

During the fiscal year ended December 31, 2007, the Compensation Committee consisted of Messrs. Davidson, Rustand and Wilt and Dr. DePaolis. The Compensation Committee operates under a written charter established by our board of directors pursuant to which it is responsible for the development of compensation policies and makes recommendations on compensation of executive officers for approval by the board of directors. There were four meetings of the Compensation Committee relating to the fiscal year ended December 31, 2007. Each of the meetings was attended by all of the members except that Dr. DePaolis missed attendance at one meeting. It is expected that the Compensation Committee will consist of Messrs. Rustand and Wilt and Dr. DePaolis after the meeting and that all members will continue to be independent directors. See “Information on Executive Compensation — Report of the Compensation Committee” above. During 2007, the Compensation Committee retained Towers Perrin to review executive compensation. Towers Perrin reviewed fee data for comparable public companies in developing its recommendations to the Compensation Committee.

During the fiscal year ended December 31, 2007, the Corporate Governance and Nominating Committee consisted of Messrs. Wilt, Davidson and Rustand and Dr. DePaolis, all of whom are independent directors. The Corporate Governance and Nominating Committee operates under a written charter established by our board of directors pursuant to which it has been charged with responsibility for:

•	developing and monitoring the effectiveness of the Company’s system of corporate governance;

•	establishing procedures for the identification of new nominees to the board of directors and leading the candidate selection process;

•	developing and implementing orientation procedures for new directors;

•	assessing the effectiveness of directors, the board of directors as a whole and the various committees of the board of directors;

•	ensuring appropriate corporate governance and proper delineation of the roles, duties and responsibilities of management, the board of directors and its various committees; and

•	assisting the board of directors in setting the objectives for our Chief Executive Officer and evaluating his or her performance.

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For purposes of identifying potential candidates to serve on our board of directors, the Corporate Governance and Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential candidates, but in general, expects qualified candidates will have personal and professional integrity, demonstrated ability and judgment and ample business experience. The Corporate Governance and Nominating Committee will review and consider director nominees recommended by shareholders. There are no differences in the manner in which the Corporate Governance and Nominating Committee evaluates director nominees recommended by shareholders.

The Corporate Governance and Nominating Committee received the Shareholder Proposal on March 6, 2008 which proposed Dr. Joffe, Mr. Henderson and Ms. Willis for election as directors of the Company. No other recommendations from shareholders for nomination to the Board of Directors in connection with the meeting were received. The Corporate Governance and Nominating Committee considered the three nominees named in the Shareholder Proposal at a meeting held on March 6, 2008. Following that meeting, the Corporate Governance and Nominating Committee recommended to the board of directors that other suitable candidates for director be considered in addition to Dr. Joffe’s nominees. Over the next few weeks, four other potential nominees suggested by several board members were considered by the Corporate Governance and Nominating Committee, one of whom subsequently removed his name from consideration because of other commitments. On March 26, 2008, the board of directors considered the three nominees named in the Shareholder Proposal as well as three other potential nominees. For the reasons explained under “Rationale to Support Management’s Nominees as Directors” and “Rationale for Opposition to the Joffe Group,” our board of directors invited Messrs. Holmes and Lee to stand as management’s nominees for election to the board of directors.

Shareholders wishing to recommend director candidates for consideration by the Corporate Governance and Nominating Committee may do so in writing to our Secretary at 16305 Swingley Ridge Road, Suite 300, St. Louis, Missouri 63017 giving the recommended nominee’s name, biographical data and qualifications, accompanied by the written consent of the recommended nominee. Nominations for director made by shareholders must be received by the Secretary at least 90 days prior to the anniversary date of our prior year’s management information circular.

During the fiscal year ended December 31, 2007, there were four meetings of the Corporate Governance and Nominating Committee. Each of the meetings was attended by all of the members except that Dr. DePaolis missed attendance at one meeting. It is expected that the Corporate Governance and Nominating Committee will consist of Messrs. Wilt and Rustand and Dr. DePaolis after the meeting and that all members will continue to be independent directors.

Code of Business Conduct and Ethics

On April 28, 2004, our board of directors adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees and that is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. A copy of the Code of Business Conduct and Ethics can be requested free of charge by writing or calling the Company’s Vice President of Investor Relations at 16305 Swingley Ridge Road, Suite 300, St. Louis, Missouri 63017 (888) 289-5824. If a director’s business or personal relationships present a material conflict of interest or the appearance of a conflict of interest, that director is required to refer the matter to the Chair of the Board or Chief Executive Officer for review and presentation to the board where appropriate. Each matter is reviewed individually on its merits and a decision in one matter has no bearing on another. The board reviews the Code annually and ensures that it is sent to all employees of the Company on a routine basis. Further, each director is required annually to disclose transactions and holdings that may be, or appear to be, in conflict with the Code of Business Conduct and Ethics.

Outside Advisors

We have implemented a system which enables an individual director to engage an outside advisor at our expense in appropriate circumstances. The engagement of an external advisor by an individual director, as well as

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the terms of the retainer and the fees to be paid to the advisor, are subject to the prior approval of the Corporate Governance Committee.

Shareholder Communications

Our board of directors places great emphasis on its communications with shareholders. Shareholders receive timely dissemination of information and we have procedures in place to permit and encourage feedback from our shareholders. Our senior officers are available to shareholders and, through our investor relations department, we seek to provide clear and accessible information about the results of our business and its future plans. We have established an investor web site on the Internet through which we make available press releases, financial statements, annual reports, trading information and other information relevant to investors. Mr. Wachtman may also be contacted directly by investors through the Internet.

We also have an independent toll-free Values Line at 1-888-475-8376 which is available 24 hours a day, seven days a week. Any person may submit a good faith complaint or report a concern regarding accounting or auditing matters related to the Company or our subsidiaries or violations of any of our policies to the Audit Committee through the Values Line. Shareholders may also contact our non-management directors by calling the Values Line or may contact our board of directors or any of its members by writing to our Secretary at TLC Vision Corporation, 16305 Swingley Ridge Road, Suite 300, St. Louis Missouri 63017 or by email through the Investor Relations page on our website at www.tlcv.com.

All correspondence directed to a particular board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chair of the board of directors.

All directors are encouraged, but not required, to attend our annual meeting of shareholders. All of our then-current directors attended our last annual and special meeting of the shareholders held on June 28, 2007.

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AUDIT COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The members of the Audit Committee currently are Messrs. Rustand and Wilt and Dr. DePaolis. Each member of the Audit Committee is independent in the judgment of the board of directors as required by the current listing standards of Nasdaq. Messrs. Rustand and Wilt have been designated by the board of directors as Audit Committee financial experts. The SEC has indicated that the designation as an audit committee financial expert does not make a person an “expert” for any purpose, impose on him or her any duties, obligations or liability that are greater than the duties, obligations or liability imposed on him or her as a member of the Audit Committee and the Board of Directors in the absence of such designation, or affect the duties, obligations or liability of any other member of the Audit Committee or Board of Directors.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control, and the independent auditors are responsible for auditing those financial statements. The Audit Committee’s primary responsibility is to oversee our financial reporting process on behalf of the board of directors and to report the result of its activities to the board, as described in the Audit Committee Charter. The principal recurring duties of the Audit Committee in carrying out its oversight responsibility include reviewing and discussing with management and the independent auditors our quarterly and annual financial statements, evaluating the audit efforts of our independent auditors and evaluating the reasonableness of significant judgments and the clarity of disclosures. The Committee also monitors with management and the independent auditors the adequacy and effectiveness of our accounting and financial controls, as well as the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee has reviewed and discussed with management of the Company our audited financial statements for the fiscal year ended December 31, 2007. The Audit Committee has also discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received from the independent auditors’ written affirmation of their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with the auditors the firm’s independence.

Based upon the review and discussions summarized above, the Audit Committee recommended to the board of directors that our audited financial statements as of December 31, 2007 and for the year then ended be included in our annual report on Form 10-K for the year ended December 31, 2007 for filing with the SEC and the Canadian securities regulatory authorities.

Warren S. Rustand	Dr. Michael D. DePaolis	Toby S. Wilt

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DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

We maintain directors’ and officers’ liability insurance. Under this insurance coverage the insurer pays on our behalf for losses for which we indemnify our directors and officers, and on behalf of individual directors and officers for losses arising during the performance of their duties for which we do not indemnify them. The total limit for the policy is $30,000,000 per policy term subject to a deductible of $100,000 per occurrence with respect to corporate indemnity provisions and $500,000 if the claim relates to securities law claims. The total premiums in respect of the directors’ and officers’ liability insurance for the fiscal year ended December 31, 2007 were approximately $484,000. The insurance policy does not distinguish between directors and officers as separate groups.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No officer, director or employee, or former officer, director or employee, of us or any of our subsidiaries, or associate of any such officer, director or employee is currently or has been indebted (other than routine indebtedness of employees and non-executive officers) at any time since January 1, 2007 to the Company or any of our subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has an agreement with Minnesota Eye Consultants to provide laser access. Dr. Lindstrom, one of our directors, is founder, partner and attending surgeon of Minnesota Eye Consultants. In 2007, the Company received revenue of $1.0 million as a result of the agreement.

In 2007, Dr. Lindstrom also earned a total of $100,000 in compensation from us in his capacity as the medical director of the Company, member of the Company’s Clinical Advisory Group, and as a consultant to MSS, a cataract services provider and wholly owned subsidiary of the Company.

As of December 31, 2007, the Company owned approximately 33% of OccuLogix. One of our directors (Dr. Lindstrom) is also a director of OccuLogix and one of management’s nominees for director, Mr. Holmes, is also a director of OccuLogix. Further, Mr. Davidson, who resigned from the board of directors in January 2008, was also a director of OccuLogix and Mr. Vamvakas, who served on the board of TLCVision until June 2007 and was formerly the Chairman and Chief Executive Officer for the Company, is currently the Chairman and Chief Executive Officer of OccuLogix.

None of our principal shareholders, senior officers or directors or the proposed management nominees for election as our directors, or any of their associates or subsidiaries, has any other interest in any other transaction since January 1, 2007 or any other proposed transaction that has materially affected or would materially affect the Company or its subsidiaries.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as at April 11, 2008, the number of our common shares and shares of common stock of OccuLogix beneficially owned by each of our directors, management nominees for director and named executive officers, our directors, nominee directors and executive officers as a group, and each person who, to the knowledge of our directors or officers, beneficially owns, directly or indirectly, or exercises control or direction over common shares carrying more than 5% of the voting rights attached to all our outstanding common shares. Other than the filings made by Dr. Joffe as noted below, information with respect to the beneficial ownership of securities by the Joffe Group is not in our possession.

				Percentage of
			OccuLogix, Inc.	OccuLogix, Inc.
Directors, Nominee Directors,	Shares	Percentage of	Shares	Shares
Named Executive Officers and	Beneficially	Common Shares	Beneficially	Beneficially
5% Shareholders	Owned	Beneficially Owned	Owned	Owned

Highland Capital	9,208,336	18.3%	—	—
Black River Asset Management	5,606,578	11.2%	—	—
Dr. Stephen N. Joffe	2,502,504	5.0%	—	—
James C. Wachtman	402,544	* %	—	—
Steven P. Rasche	145,566	*	—	—
Richard L. Lindstrom, M.D.	124,000	*	70,000	*
James B. Tiffany	111,298	*	—	—
Brian L. Andrew	83,592	*	—	—
Henry Lynn	73,750	*	1,700	*
Warren S. Rustand	55,180	*	—	—
Toby S. Wilt	55,000	*	—	—
Michael D. DePaolis, O.D	35,000	*	—	—
Jay T. Holmes	—	—	92,000	*
Olden C. Lee	—	—	—	—
All directors, management nominees for director and executive officers as a group (15 persons)	1,138,144	2.2%	109,000	*

*	Less than one percent

Under the rules of the SEC, common shares which an individual or group has a right to acquire within 60 days by exercising options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of that individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

“Highland Capital” refers to Highland Capital Management, L.P. The share information for Highland Capital is based on a report on Schedule 13D filed with the SEC on April 1, 2008. This report indicates that Highland Capital Management, L.P. has sole voting and dispositive power with respect to 8,958,336 common shares and shared voting and dispositive power with respect to 250,000 common shares. The principal address of Highland Capital Management, L.P. is Two Galleria Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

“Black River Asset Management” refers to Black River Asset Management LLC. The share information for Black River Asset Management is based on a report on Schedule 13G/A filed with the SEC on February 14, 2008. This report indicates that Black River Asset Management LLC has sole voting and dispositive power with respect to 5,606,578 common shares. The principal address of Black River Asset Management LLC is 12700 Whitewater Drive, Minnetonka, MN 55343.

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The share information for Dr. Joffe is based on a report on Schedule 13D filed with the SEC as of March 6, 2008. This report indicates that Dr. Joffe has sole voting power with respect to 2,502,504 common shares and sole dispositive power with respect to 2,140,995. The principal address of Dr. Joffe is 8750 Red Fox Lane, Cincinnati, Ohio 45243.

Messrs. Wachtman, Rasche, Tiffany and Andrew respectively beneficially own 12,804, 1,645, 9,061 and 752 common shares in their individual 401(k) plans.

Messrs. Rasche, Tiffany and Andrew respectively beneficially own 16,642, 6,201 and 3,828 common shares in the employee share purchase plan.

Mr. Holmes’s shares of OccuLogix common stock include 10,000 shares held by his wife. Mr. Holmes disclaims ownership of such shares.

Unless otherwise disclosed, the shareholders named in the table have sole voting power and sole investment power with respect to all shares beneficially owned by them.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of December 31, 2007 with respect to each equity plan or arrangement pursuant to which warrants or options to purchase our common shares have been granted.

Equity Compensation Plan Information as of December 31, 2007

Number of Shares
Remaining Available
	Number of Shares			for Future Issuance
	to be Issued Upon	Weighted-Average		Under Equity
	Exercise of	Exercise Price of		Compensation Plans
	Outstanding	Outstanding		(excluding shares
	Options, Warrants	Options, Warrants		reflected in first
Plan Category	and Rights (000’s)	and Rights		column) (000’s)

As of December 31, 2007
Equity compensation plans approved by security holders	4,625	$5.43	(1)	538
Equity compensation plans not approved by security holders	—	—		—
Total	4,625	$5.43	(1)	538

(1)	Represents the weighted-average exercise price of outstanding options, warrants and rights denominated in U.S. dollars. The weighted-average exercise price of outstanding options, warrants and rights denominated in Canadian dollars was Cdn. $6.03.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, certain officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such directors, officers and 10% shareholders are also required by the SEC’s rules to furnish us with copies of all Section 16(a) reports they file. We assist our directors and officers in preparing their Section 16(a) reports. To our knowledge, all Section 16(a) filing requirements applicable to our officers, directors and 10% shareholders were complied with during the fiscal year ended December 31, 2007.

SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Any proposal of a shareholder intended to be presented for a vote by the Company’s shareholders at our annual meeting of shareholders for the fiscal year ended December 31, 2008 must be received by our executive office not

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later than March 12, 2009 to be considered for inclusion in the management information circular for that meeting. Shareholder proposals received after such date may not be included in the management information circular for that meeting. Shareholder proposals not included in the management information circular may not be considered at the meeting. In addition, if the Company receives notice of a stockholder proposal after March 12, 2009, the persons named as proxies for the 2009 annual meeting will have discretionary authority to vote on such proposal.

ANNUAL INFORMATION

You can obtain our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (which includes our most recently filed annual financial statements, together with the accompanying report of our independent auditors) and any pertinent pages of any documents incorporated by reference therein, Quarterly Reports that have been filed for periods after the end of the 2007 fiscal year, and additional copies of this management information circular without charge on our website at (www.tlcvision.com) or by writing or calling our Secretary at 16305 Swingley Ridge Road, Suite 300, St. Louis, Missouri 63017, 636-534-2275. You may also obtain such documents and additional information about the Company on SEDAR at www.sedar.com or on EDGAR at www.sec.gov.

OTHER BUSINESS

We know of no other matter to come before the meeting other than the matters referred to in the notice of meeting.

DIRECTORS’ APPROVAL

The contents and sending of this management information circular have been approved by our board of directors.

By Order of the Board of Directors

Brian L. Andrew
General Counsel and Secretary

April   , 2008

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APPENDIX A

SHAREHOLDER PROPOSAL

NOMINATION FORM

The undersigned do hereby certify to TLC Vision Corporation, a New Brunswick corporation (the “Corporation”), that the undersigned are shareholders of the Corporation holding shares representing in the aggregate not less than 5% of the shares of the Corporation entitled to vote at a meeting of the shareholders of the Corporation and pursuant to Section 5 of Schedule I to the Corporation’s Articles of Incorporation, as amended, do hereby nominate each of the following individuals to stand for election as Directors of the Corporation at the next meeting of the shareholders called for the purpose of electing one or more Directors of the Corporation:

Michael R. Henderson
Stephen N. Joffe
Cathy Willis

/s/  Stephen N. Joffe
Stephen N. Joffe

Dated: March 6, 2008

TRUST F/B/O HEIDI JOFFE

*By:
/s/  Stephen N. Joffe

Stephen N. Joffe

*By proxy granted to Stephen N. Joffe, a copy of which is attached to this Nomination Form

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A-1

APPENDIX B

TLC VISION CORPORATION
RESOLUTION NO. 1

Resolved that:

1. The shareholder rights plan agreement dated as of March 4, 2005, as amended June 16, 2005, between the TLC Vision Corporation (the “Company”) and CIBC Mellon Trust Company and attached as Appendix C to this management information circular is hereby ratified, confirmed and approved.

2. Any director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to do all acts and things and execute, whether under the corporate seal of the Company or otherwise, and deliver or cause to be delivered all documents and instruments as in the opinion of such director or officer may be necessary or desirable to carry out the intent of the foregoing resolution.

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B-1

APPENDIX C

SHAREHOLDER RIGHTS PLAN AGREEMENT

This agreement, dated as of March 4, 2005, and amended as of June 16, 2005, is between TLC Vision Corporation, a corporation incorporated under the laws of New Brunswick (the “Corporation”), and CIBC Mellon Trust Company, a trust company existing under the laws of Canada, as rights agent (the “Rights Agent”, which includes any successor Rights Agent).

RECITALS:

1. The Board of Directors of the Corporation has determined that it is advisable for and in the best interests of the Corporation to adopt a shareholder rights plan (the “Rights Plan”).

2. In order to implement the Rights Plan, the Board of Directors of the Corporation has authorized:

(i) the issuance, effective at 4:00 p.m. (Eastern time) on March 4, 2005, of one right (a “Right”) in respect of each Common Share of the Corporation outstanding at 4:00 p.m. (Eastern time) on March 4, 2005 (the “Record Time”); and

(ii) the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time.

3. Each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth in this agreement.

4. The Corporation wishes to appoint the Rights Agent to act on behalf of the Corporation and holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights and other matters referred to in this agreement.

NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth in this agreement, the parties agree as follows.

ARTICLE 1

INTERPRETATION

1.1  Certain Definitions

For the purpose of this agreement:

(a) “Acquiring Person” means any Person who is or becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares; provided, however, that the term “Acquiring Person” will not include:

(i) the Corporation or any Subsidiary of the Corporation;

(ii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation as a result of any one or any combination of:

(A) a Voting Share Reduction;

(B) a Permitted Bid Acquisition;

(C) an Exempt Acquisition;

(D) a Pro Rata Acquisition; or

(E) a Convertible Security Acquisition;

provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the Voting Shares then outstanding by reason of one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an

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Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition and thereafter such Person, while such Person is the Beneficial Owner of 20% or more of the Voting Shares then outstanding, increases the number of Voting Shares beneficially owned by such Person by more than 1.0% of the number of Voting Shares outstanding (other than pursuant to one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition) then, as of the date such Person becomes the Beneficial Owner of such additional outstanding Voting Shares, such Person will be an “Acquiring Person”; or

(iii) an underwriter or member of a banking or selling group acting in such capacity that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Corporation;

(b) “Affiliate”, when used to indicate a relationship with a specified corporation, means a Person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified corporation;

(c) “Associate”, where used to indicate a relationship with any Person, means a spouse of that Person, any Person who resides in the same home as that Person and to whom that Person is married or with whom that Person is living in a conjugal relationship outside marriage, a child of that Person or a relative of that Person if the relative has the same home as that Person;

(d) a Person will be deemed the “Beneficial Owner” of, and to have “Beneficial Ownership” of, and to “Beneficially Own”:

(i) any securities as to which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;

(ii) any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to acquire (if such right is exercisable immediately or within a period of 60 days thereafter and whether or not upon the occurrence of a contingency) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, (other than customary agreements with and between underwriters or banking group or selling group members with respect to a distribution of securities and other than pledges of securities in the ordinary course of the pledgee’s business) or upon the exercise of any conversion right, exchange right, share purchase right (other than a Right), warrant or option; and

(iii) any securities which are Beneficially Owned within the meaning of clauses (i) or (ii) by any other Person with whom such Person is acting jointly or in concert;

provided, however, that a Person will not be deemed the “Beneficial Owner” of, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security because:

(iv) such security has been or agreed to be deposited or tendered pursuant to a Lock-up Agreement or is otherwise deposited or tendered pursuant to any Take-over Bid made by such Person, any Affiliate or Associate of such Person or any Person acting jointly or in concert with such Person until such deposited security has been taken up or paid for, whichever occurs first;

(v) such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person holds such security and:

(A) the ordinary business of any such Person (the “Fund Manager”) includes the management of investment funds for others and such security is held by the Fund Manager in the ordinary course of such business in the performance of the Fund Manager’s duties for the account of any other Person (a “Client”), including a non-discretionary account held on behalf of a Client by a broker or dealer registered under applicable laws;

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(B) such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each, an “Estate Account”) or in relation to other accounts (each, an “Other Account”) and holds such security in the ordinary course of such duties for Estate Accounts or Other Accounts;

(C) such Person (the “Plan Administrator”) is the administrator or the trustee of one or more pension funds or plans (a “Plan”) registered under the laws of Canada or any province thereof or the laws of the United States of America or any state thereof and such security is held by the Plan Administrator or the Plan in the ordinary course of the Plan Administrator’s or Plan’s activities;

(D) such Person (the “Statutory Body”) is established by statute for purposes that include, and the ordinary business or activity of such Person includes, the management of investment funds for employee benefit plans, pension plans and insurance plans of various public bodies and such security is held by the Statutory Body in the ordinary course of the management of such investment funds;

(E) such Person is a Crown agent or agency (a “Crown Agent”); or

(F) such Person is a Plan;

provided, however, that in any of the foregoing cases, the Fund Manager, the Trust Company, the Plan Administrator, the Statutory Body, the Crown Agent or the Plan, as the case may be, is not then making a Take-over Bid, has not then announced an intention to make a Take-over Bid and is not then acting jointly or in concert with any other Person who is making a Take-over Bid or who has announced a current intention to make a Take-over Bid, other than an Offer to Acquire Voting Shares or other securities (1) pursuant to a distribution by the Corporation, (2) by means of a Permitted Bid or a Competing Permitted Bid or (3) by means of market transactions made in the ordinary course of business of such Person (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market;

(vi) such Person is (A) a Client of the same Fund Manager as another Person on whose account the Fund Manager holds such security, (B) an Estate Account or Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security or (C) a Plan with the same Plan Administrator as another Plan on whose account the Plan Administrator holds such security;

(vii) such Person is (A) a Client of a Fund Manager and such security is owned at law or in equity by the Fund Manager, (B) an Estate Account or Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or (C) a Plan and such security is owned at law or in equity by the Plan Administrator; or

(viii) because such Person is the registered holder of securities as a result of carrying on the business of or acting as a nominee of a securities depositary.

(e) “Board of Directors” means the board of directors of the Corporation or, if duly constituted and whenever duly empowered, any committee of the board of directors of the Corporation;

(f) “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in Toronto, Ontario or the City of New York are authorized or obligated by law to close;

(g) “close of business” on any given date means the time on such date (or, if such date is not a Business Day, the time on the next Business Day) at which the principal office in Toronto, Ontario of the transfer agent for the Common Shares (or, after the Separation Time, the office of the Rights Agent) is closed to the public;

(h) “Common Share” means the common shares of the Corporation and any other shares of the Corporation into which such shares may be subdivided, consolidated, reclassified or changed;

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(i) “common shares”, when used with reference to any Person other than the Corporation, means the class or classes of shares (or similar equity interest) with the greatest per share (or similar interest) voting power entitled to vote generally in the election of all directors of such other Person;

(j) “Competing Permitted Bid” means a Take-over Bid that:

(i) is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid (in this definition, the “Prior Bid”);

(ii) satisfies all components of the definition of Permitted Bid other than the requirement set out in clause (ii) of that definition; and

(iii) contains, and the take up and payment for securities tendered or deposited under the Take-over Bid is subject to, irrevocable and unqualified conditions that:

(A) no Voting Shares will be taken up or paid for pursuant to the Take-over Bid (1) prior to the close of business on a date that is no earlier than the later of the date which is 35 days (or such other minimum deposit period for a take-over bid as is provided in the Securities Act) after the date the Take-over Bid is made and the 60th day after the date of the Prior Bid that is then outstanding and (2) then only if, at the close of business on the date Voting Shares are first taken up or paid for, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to such Take-over Bid and not withdrawn; and

(B) if the requirement in clause (iii)(A)(2) is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for a period of at least 10 Business Days after the date of the announcement;

(k) “controlled”:  a corporation is controlled by another Person or two or more Persons acting jointly or in concert if:

(i) securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of the directors are held, directly or indirectly, by or for the benefit of the other Person or two or more Persons acting jointly or in concert; and

(ii) the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation;

and “controls”, “controlling” and “under common control with” will be interpreted accordingly;

(l) “Convertible Securities” means any securities issued by the Corporation (including rights, warrants and options, but excluding the Rights) carrying any purchase, exercise, conversion or exchange rights, pursuant to which the holder of Convertible Securities may acquire Voting Shares or other securities convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is exercisable immediately or after a specified period and whether or not on condition or the happening of any contingency);

(m) “Convertible Security Acquisition” means the acquisition of Voting Shares on the exercise, conversion or exchange of Convertible Securities acquired by any Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or Pro Rata Acquisition;

(n) “Co-Rights Agent” has the meaning ascribed to it in subsection 5.1 (a);

(o) “dividends paid in the ordinary course” means cash dividends paid in any financial year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

(i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on the Common Shares in its immediately preceding financial year;

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(ii) 300% of the arithmetic average of the aggregate amounts of cash dividends declared payable by the Corporation on the Common Shares in its three immediately preceding financial years; and

(iii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding financial year;

(p) “Election to Exercise” has the meaning ascribed to it in clause 3.1(e)(ii);

(q) “Exempt Acquisition” means an acquisition of Voting Shares:

(i) in respect of which the Board of Directors has waived the application of section 4.1 pursuant to section 6.1;

(ii) pursuant to a distribution by the Corporation of Voting Shares or Convertible Securities (and the conversion or exchange of such securities) pursuant to a prospectus or similar document (provided that the purchaser does not thereby Beneficially Own a greater percentage of the Voting Shares or Convertible Securities so offered than the percentage of Voting Shares or Convertible Securities beneficially owned by the purchaser immediately prior to that distribution) or by way of private placement provided that, in the case of a private placement, all necessary stock exchange approvals for the private placement have been obtained and the private placement complies with the terms and conditions of those approvals and the purchaser does not become the Beneficial Owner of more than 25% of the Voting Shares outstanding immediately prior to the private placement (and in making this determination, the securities to be issued to that purchaser pursuant to the private placement will be deemed to be held by that purchaser but will not be included in the aggregate number of outstanding Voting Shares immediately prior to the private placement); and

(iii) pursuant to an amalgamation, merger or other statutory procedure requiring shareholder approval;

(r) “Exercise Price” means, as of any date, the price at which a holder of a Right may purchase the securities issuable upon exercise of such Right and, until adjustment thereof in accordance with the terms hereof, the Exercise Price will be $100.00;

(s) “Expansion Factor” has the meaning ascribed to it in subsection 3.2(a);

(t) “Expiration Time” means the earlier of:

(i) the Termination Time; and

(ii) the close of the annual meeting of shareholders of the Corporation in 2005 and every third anniversary thereafter and so on unless the continuation of this agreement for each such three year period (or other period approved by the Independent Shareholders) is approved in accordance with section 6.16;

(u) “Flip-in Event” means a transaction in or pursuant to which any Person becomes an Acquiring Person;

(v) “holder” has the meaning ascribed to it in section 2.5;

(w) “Independent Shareholders” means holders of Voting Shares other than Voting Shares Beneficially Owned by:

(i) an Acquiring Person;

(ii) an Offeror, other than a Person described in any one or more of paragraphs (A) through (E) of clause 1.1(d)(v);

(iii) any Associate or Affiliate of such Acquiring Person or Offeror;

(iv) any Person acting jointly or in concert with such Acquiring Person or Offeror; and

(v) any employee benefit plan, stock purchase plan, deferred profit sharing plan and any other similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the

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beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid;

(x) “Lock up Agreement” means an agreement between an Offeror, any Affiliate or Associate of the Offeror or any other Person acting jointly or in concert with the Offeror and a Person (the “Locked-up Person”) who is not an Affiliate or

Associate of the Offeror or a Person acting jointly or in concert with the Offeror whereby the Locked-up Person agrees to deposit or tender Voting Shares held by the Locked-up Person to the Offeror’s Take-over Bid or to any Take-over Bid made by an Affiliate or Associate of the Offeror or made by any other Person acting jointly or in concert with the Offeror (the “Lock-up Bid”), where the agreement:

(i) (A) permits the Locked-up Person to withdraw the Voting Shares in order to tender or deposit the Voting Shares to another Take-over Bid or to support another transaction that contains an offering price for each Voting Share that exceeds, or provides a value for each Voting Share that is greater than, the offering price contained or proposed to be contained in the Lock-up Bid; or

(B) permits the Locked-up Person to withdraw the Voting Shares in order to tender or deposit the Voting Shares to another Take-over Bid or to support another transaction that contains an offering price for each Voting Share that exceeds, or provides a value for each Voting Share that is greater than, the offering price contained in or proposed to be contained in the Lock-up Bid by as much or more than a specified amount (the “Specified Amount”) where the Specified Amount is not greater than 7% of the offering price that is contained or proposed to be contained in the Lock-up Bid; and

(ii) does not provide for any “break-up fees”, “top-up fees”, “termination fees”, penalties, expenses or other amounts that exceed in the aggregate the greater of (A) the cash equivalent of 2.5% of the price or value payable to the Locked-up Person under the Take-over Bid and (B) one-half of the increased price or value that is paid pursuant to another Take-over Bid or transaction, if the Locked-up Person fails to tender Voting Shares pursuant thereto or withdraws Voting Shares previously tendered in order to accept the other Take-over Bid or support the other transaction;

and for greater clarity, the agreement may contain a right of first refusal or require a period of delay to give the Person who made the Lock-up Bid an opportunity to match a higher price in another Take-over Bid or other similar limitation on a Locked-up Person’s right to withdraw Voting Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares during the period for acceptance of the other Take-over Bid or transaction;

(y) “Market Price” per share of any securities on any date of determination shall mean the average of the daily Closing Prices Per Share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 3.2 hereof shall have caused the price used to determine the Closing Price Per Share on any Trading Day not to be fully comparable with the price used to determine the Closing Price Per Share on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 3.2 hereof in order to make it fully comparable with the price per share used to determine the Closing Price Per Share on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The “Closing Price Per Share” of any securities on any date shall be:

(i) the last quoted price, or if not so quoted, the average of the high bid and low asked prices for each share of such securities as reported by NASDAQ;

(ii) if the securities are not quoted on NASDAQ, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each share as reported in the principal

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consolidated transaction reporting system with respect to securities listed or admitted to trading on the Toronto Stock Exchange; or

(iii) if the securities are not listed or admitted to trading on the Toronto Stock Exchange or quoted on NASDAQ, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors;

provided, however, that if on any such date the Closing Price Per Share cannot be determined in accordance with the foregoing, the Closing Price Per Share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors after consultation with an internationally recognized investment dealer or investment banker with respect to the fair value per share of such securities. The Market Price shall be expressed in United States dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in Canadian dollars, such amount shall be translated into United States dollars at the U.S. Dollar Equivalent thereof;

(z) “NASDAQ” shall mean the National Market of the National Association of Securities Dealers Inc. Automated Quotation System;

(aa) “NBBCA” means the Business Corporations Act (New Brunswick), as amended, and the regulations made thereunder, and any successor laws or regulations thereto;

(bb) “Nominee” has the meaning attributed to it in subsection 3.1(d);

(cc) “Offer to Acquire” includes:

(i) an offer to purchase, or a solicitation of an offer to sell; and

(ii) an acceptance of an offer to sell, whether or not such offer to sell has been solicited,

or any combination thereof, and the Person accepting an offer to sell will be deemed to be making an offer to acquire to the Person who made the offer to sell;

(dd) “Offeror” means a Person who has announced a current intention to make or who is making a Take-over Bid;

(ee) “Offeror’s Securities” means Voting Shares Beneficially Owned by an Offeror on the date of a Take-over Bid;

(ff) “Permitted Bid” means a Take-over Bid which is made by means of a take-over bid circular and which also complies with the following additional provisions:

(i) the Take-over Bid is made to all holders of Voting Shares other than the Offeror;

(ii) the Take-over Bid contains, and the take-up and payment for securities tendered or deposited thereunder is subject to, an irrevocable and unqualified condition that no Voting Shares will be taken-up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than 60 days after the date of the Take-over Bid and only if at such date more than 50% of the Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(iii) the Take-over Bid contains an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period of time between the date of the Take-over Bid and the date on which the Voting Shares subject to the Take-over Bid may be taken-up and paid for and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken-up and paid for;and

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(iv) the Take-over Bid contains an irrevocable and unqualified provision that, if on the date on which Voting Shares may be taken up and paid for more than 50% of the Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 10 Business Days from the date of such public announcement;

(gg) “Permitted Bid Acquisition” means an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid;

(hh) “Person” includes any individual, body corporate, firm, partnership, association, trust, trustee, executor, administrator, legal personal representative, group (as such term is used in Rule 13d-5 under the U.S. Exchange Act, as on effect on the date of this agreement), unincorporated organization, syndicate, government or governmental agency or instrumentality or other entity;

(ii) “Pro Rata Acquisition” means:

(i) the acquisition of Voting Shares as a result of a stock dividend, a stock split or other event pursuant to which a Person receives or acquires Voting Shares on the same proportionate basis as all other holders of the same class of Voting Shares;

(ii) the acquisition of Voting Shares pursuant to any dividend reinvestment plan or other plan made available by the Corporation to holders of all its Voting Shares (other than holders resident in any jurisdiction where participation in such plan is restricted or impractical to the Corporation as a result of applicable law); or

(iii) the receipt and/or exercise of rights (other than the Rights) issued by the Corporation to all the holders of a class of Voting Shares to subscribe for or purchase Voting Shares (other than holders resident in any jurisdiction where the distribution or exercise of such rights is restricted or impractical as a result of applicable law), provided that such rights are acquired directly from the Corporation and not from any other Person, and provided that the Person exercising such rights does not thereby acquire a greater percentage of such Voting Shares, or securities convertible into or exchangeable for Voting Shares, so offered than the Person’s percentage of Voting Shares Beneficially Owned immediately prior to such acquisition;

(jj) “Record Time” has the meaning ascribed to it in the recitals;

(kk) “Redemption Price” has the meaning ascribed to it in subsection 6.1(a);

(ll) “Right” has the meaning ascribed to it in the recitals;

(mm) “Rights Certificates” means the certificates representing the Rights after the Separation Time, which are to be substantially in the form attached as Exhibit A;

(nn) “Rights Plan” has the meaning ascribed to it in the recitals;

(oo) “Rights Register” and “Rights Registrar” have the respective meanings ascribed to them in subsection 2.3(a);

(pp) “Securities Act” means the Securities Act (Ontario), as amended, and the regulations and rules thereunder, and any comparable or successor laws or regulations thereto;

(qq) “Separation Time” means, subject to subsection 6.1(d), the close of business on the tenth Trading Day after the earlier of:

(i) the Stock Acquisition Date; and

(ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid);

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or such later time as may be determined by the Board of Directors; provided that (i) if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time will be the Record Time, (ii) if any Take-over Bid referred to in clause (ii) expires or is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid will be deemed, for the purposes of this definition, never to have been made (iii) if the Board of Directors determines pursuant to section 6.1 to waive the application of section 4.1 to have Flip-in Event, the Separation Time in respect of that Flip-in Event will be deemed never to have occurred;

(rr) “Stock Acquisition Date” means the date of the first public announcement (which, for purposes of this definition, includes the filing of a report pursuant to section 101 of the Securities Act or section 13(d) of the U.S. Exchange Act) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person;

(ss) “Subsidiary” of a Person has the meaning ascribed to it in the Securities Act;

(tt) “Take-over Bid” means an Offer to Acquire Voting Shares or securities convertible into or exchangeable for Voting Shares, where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares into which the securities subject to the Offer to Acquire are convertible or exchangeable, together with the Offeror’s Securities, constitute, in the aggregate, 20% or more of the Voting Shares outstanding on the date of the Offer to Acquire;

(uu) “Termination Time” means the time at which the right to exercise Rights will terminate pursuant to subsection 6.1(g);

(vv) “Trading Day”, when used with respect to any securities, means, at any time that such securities are quoted on NASDAQ, a day on which NASDAQ is open for the transaction of business or, if such securities are not quoted on NASDAQ, a day on which the Toronto Stock Exchange is open for the transaction of business or, if the securities are not listed or admitted to trading on the Toronto Stock Exchange, a Business Day;

(ww) “U.S.-Canadian Exchange Rate” shall mean on any date:

(i) if on such date the Bank of Canada sets an average noon spot rate of exchange with a conversion of one United States dollar into Canadian dollars, such rate;

(ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting on good faith;

(xx) “U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars shall mean on any day the United States dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate on such date;

(yy) “U.S. Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder as from time to time in effect, and any comparable or successor laws or regulations thereto;

(zz) “U.S. Securities Act” means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto;

(aaa) “Voting Shares” means the Common Shares and any other shares in the capital of the Corporation to which are attached a right to vote for the election of directors generally; and

(bbb) “Voting Share Reduction” means an acquisition or redemption by the Corporation or a Subsidiary of the Corporation of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the percentage of outstanding Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares outstanding.

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1.2  Currency

All sums of money which are referred to in this agreement are expressed in lawful money of the United States, unless otherwise specified.

1.3  Descriptive Headings

Descriptive headings are for convenience only and are not to affect the meaning or construction of any of the provisions of this agreement.

1.4  References to Agreement

References to “this agreement”, “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions refer to this agreement, as amended or supplemented from time to time, and not to any particular Article, section, subsection, clause or other portion hereof and include any and every instrument supplemental or ancillary hereto.

1.5  Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares

(i) For the purposes of this agreement, in determining the percentage of the outstanding Voting Shares of the Corporation with respect to which a Person is or is deemed to be the Beneficial Owner, all unissued Voting Shares of the Corporation of which such Person is deemed to be the Beneficial Owner will be deemed to be outstanding.

(ii) The percentage of outstanding Voting Shares of the Corporation Beneficially Owned by any Person, for the purposes of this agreement, will be and be deemed to be the product determined by the formula:

100	x	A B

where:

A	=	the number of votes for the election of all directors generally attaching to the outstanding Voting Shares Beneficially Owned by such Person; and
B	=	the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

1.6  Acting Jointly or in Concert

For purpose of this agreement, a Person is acting jointly or in concert with every other Person who has any agreement, arrangement, commitment or understanding (whether formal or informal and whether or not in writing) with the first Person, or with any other Person acting jointly or in concert with the first Person, to acquire or Offer to Acquire any Voting Shares or securities convertible into or exchangeable for Voting Shares (other than customary agreements with and between underwriters or banking group or selling group members with respect to a distribution of securities and other than pledges of securities in the ordinary course of the pledgee’s business).

ARTICLE 2

THE RIGHTS

2.1  Legend on Certificates

Certificates for Common Shares issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time will evidence, in addition to the Common Shares, but subject to section 3.2, one Right for

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each Common Share evidenced thereby and will have impressed, printed or written on or otherwise affixed to them substantially the following legend:

UNTIL THE SEPARATION TIME (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER OF THIS CERTIFICATE TO CERTAIN RIGHTS AS SET FORTH IN A SHAREHOLDER RIGHTS PLAN AGREEMENT DATED AS OF MARCH 4, 2005 (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, THE “RIGHTS AGREEMENT”) BETWEEN TLC VISION CORPORATION (THE “CORPORATION”) AND CIBC MELLON TRUST COMPANY, AS RIGHTS AGENT, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH MAY BE INSPECTED DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE AMENDED, REDEEMED OR TERMINATED, MAY EXPIRE, MAY BECOME VOID (IF, IN CERTAIN CASES, THEY ARE “BENEFICIALLY OWNED” BY AN “ACQUIRING PERSON”, WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR ANY SUBSEQUENT HOLDER) OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AS SOON AS IS PRACTICABLE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

Certificates representing Common Shares that are issued and outstanding at the Record Time will evidence one Right for each Common Share evidenced thereby, despite the absence of the foregoing legend until the earlier of the Separation Time and the Expiration Time.

2.2  Execution, Authentication, Delivery and Dating of Rights Certificates

(a) The Rights Certificates will be executed on behalf of the Corporation by one of the Chairman of the Board, the Chief Executive Officer, the President or any Vice-President and by any other Vice-President or the Secretary. The signatures of such officers may be mechanically reproduced in facsimile on the Rights Certificates, and when so reproduced will be valid and binding on the Corporation even though that the Persons whose signatures are so reproduced may not hold office at the time the Rights Certificates are issued.

(b) Promptly after the Separation Time, the Corporation will notify the Rights Agent of the Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature and a disclosure statement describing the Rights, and the Rights Agent will manually countersign such Rights Certificates and deliver such Rights Certificates and disclosure statement to the holders of the Rights pursuant to subsection 3.1(d). No Rights Certificate will be valid for any purpose until countersigned by the Rights Agent.

(c) Each Rights Certificate will be dated the date it is countersigned.

2.3  Registration, Registration of Transfer and Exchange

(a) After the Separation Time, the Corporation will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed the “Rights Registrar” for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as provided in this agreement. If the Rights Agent ceases to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times. After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, but subject to subsection (c) and subsection 4.1(b), the Corporation will execute, and the Rights Agent will manually countersign and deliver, in the name of the holder or

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the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(b) All Rights issued upon any registration of transfer or exchange of Rights Certificates will be valid obligations of the Corporation, and such Rights will be entitled to the same benefits under this agreement as the Rights surrendered upon such registration of transfer or exchange.

(c) Every Rights Certificate surrendered for registration of transfer or exchange will be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this section 2.3, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

2.4  Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation will execute and the Rights Agent will manually countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as the Rights Certificate so surrendered.

(b) If there will be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by each of them in their sole discretion to indemnify each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation will execute, and upon its request the Rights Agent will countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c) As a condition to the issuance of any new Rights Certificate under this section, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

(d) Every new Rights Certificate issued pursuant to this section in lieu of any destroyed, lost or stolen Rights Certificate will evidence a contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate is at any time enforceable by anyone, and will be entitled to all the benefits of this agreement equally and proportionately with any and all other Rights duly issued by the Corporation under this agreement.

2.5  Persons Deemed Owners of Rights

The Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes. As used in this agreement, unless the context otherwise requires, the term “holder” of any Rights will mean the registered holder of such Rights (or, prior to the Separation Time, of the associated Common Shares).

2.6  Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange, if surrendered to any Person other than the Rights Agent, will be delivered to the Rights Agent and, in any case, will be promptly cancelled by the Rights Agent. The Corporation may deliver at any time to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered will be promptly cancelled by the

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Rights Agent. No Rights Certificate will be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided for in this section, except as expressly permitted by this agreement. The Rights Agent will destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation on request.

2.7  Agreement of Rights Holders

Every holder of Rights, by accepting Rights, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

(a) it will be bound by and subject to the provisions of this agreement, as amended from time to time in accordance with the terms hereof, in respect of the Rights held;

(b) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share certificate representing such Right;

(c) after the Separation Time, the Rights Certificates will be transferable only upon registration of the transfer on the Rights Register as provided in this agreement;

(d) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (despite any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes, and neither the Corporation nor the Rights Agent will be affected by any notice to the contrary;

(e) it has waived any right and is not entitled to receive any fractional Rights or any fractional Common Shares upon exercise of a Right (except as provided herein);

(f) subject to section 6.5, without the approval of the holders of Voting Shares or Rights and on the sole authority of the Board of Directors, this agreement may be amended or supplemented from time to time as provided in this agreement; and

(g) notwithstanding anything in this agreement to the contrary, neither the Corporation nor the Rights Agent will have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by a governmental authority, prohibiting or otherwise restraining performance of such obligations.

2.8  Rights Certificate Holder Not Deemed a Shareholder

No holder, as such, of any Right or Rights Certificate will be entitled to vote or receive dividends as, or be deemed for any purpose to be, a holder of any Common Share which may at any time be issuable on the exercise of such Right, nor will anything contained herein or in any Rights Certificate be construed or deemed to confer on the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a shareholder of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or on any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any shareholder of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by any Rights Certificate will have been duly exercised in accordance with the terms and provisions hereof.

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ARTICLE 3

EXERCISE OF THE RIGHTS

3.1  Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a) Subject to adjustment as set forth in this agreement, from and after the Separation Time and prior to the Expiration Time, each Right will entitle the holder thereof to purchase one Common Share for the Exercise Price (which Exercise Price and number of Common Shares are subject to adjustment as set forth below).

(b) Until the Separation Time:

(i) the Rights are not exercisable and may not be exercised; and

(ii) each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate will also be deemed to be a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

(c) From and after the Separation Time and prior to the Expiration Time:

(i) the Rights will be exercisable; and

(ii) the registration and transfer of the Rights will be separate from and independent of the Common Shares.

(d) Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and other than, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a “Nominee”)), at such holder’s address as shown by the records of the Corporation (and the Corporation will furnish copies of such records to the Rights Agent for this purpose):

(i) a Rights Certificate representing the number of Rights held by such holder at the Separation Time in substantially the form of Exhibit A, appropriately completed, and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may be listed or traded from time to time, or to conform to usage; and

(ii) a disclosure statement prepared by the Corporation describing the Rights;

provided that a Nominee will be sent the materials provided for in clauses (i) and (ii) only in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Corporation may require the first-mentioned Person to furnish any information and documentation as the Corporation deems necessary or appropriate to make that determination.

(e) Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its principal office in the city of Toronto or any other office of the Rights Agent designated for that purpose from time to time by the Corporation:

(i) the Rights Certificate evidencing such Rights;

(ii) an election to exercise such Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly completed and executed by the holder or his or her executors or administrators or other personal representatives or his, her or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

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(iii) payment by certified cheque, banker’s draft or money order payable to the order of the Rights Agent, or by such other means of payment as the Rights Agent may deem acceptable in its sole discretion, of a sum equal to the applicable Exercise Price multiplied by the number of Rights being exercised and an amount sufficient to cover any tax or other governmental charge which may be payable in respect of any transfer or delivery of Rights Certificates or the issuance or delivery of certificates for the relevant Common Shares in a name other than that of the holder of the Rights being exercised.

(f) Upon receipt of the Rights Certificate which is accompanied by a completed Election to Exercise that does not indicate that such Right is null and void as provided by subsection 4.1(b) and payment as set forth in subsection 3.1(e), the Rights Agent (unless otherwise instructed by the Corporation if the Corporation is of the opinion that the Rights cannot be exercised in accordance with this agreement) will promptly:

(i) requisition from the transfer agent of the Common Shares, certificates representing the number of such Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agents to comply with all such requisitions);

(ii) when appropriate, requisition from the Corporation the amount of cash (if any) to be paid in lieu of issuing fractional Common Shares;

(iii) after receipt of the Common Share certificates, deliver them to or to the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

(iv) after receipt, deliver such cash (if any) referred to in clause (ii) to or to the order of the registered holder of the Rights Certificate; and

(v) tender to the Corporation all payments received on exercise of the Rights.

(g) In case the holder of any Rights exercises less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(h) The Corporation covenants and agrees that it will:

(i) take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights, at the time of delivery of the certificates representing such Common Shares (subject to payment of the Exercise Price), will be duly and validly authorized, issued and delivered as fully paid and non-assessable;

(ii) take all such action as may be necessary and within its power to comply with any applicable requirements of the NBBCA, the Securities Act (Ontario) and the securities legislation of each of the other provinces of Canada, the U.S. Securities Act and the U.S. Exchange Act, or the rules and regulations thereunder, and any other applicable law, rule or regulation in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

(iii) use its best efforts to (i) file, as soon as required by law following the Separation Time, a registration statement under the U.S. Securities Act, with respect to the Common Shares purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the U.S. Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such Common Shares or (B) the Expiration Time. The Corporation will also take such action as may be appropriate under, and which will ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Corporation may temporarily suspend, for a period of time not to exceed ninety (90) days after the date determined in accordance with the provisions of the first sentence of this paragraph (iii), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Corporation shall

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issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained;

(iv) use reasonable efforts to cause all Common Shares issued on exercise of Rights to be listed on the principal exchanges or over-the-counter markets on which the Common Shares are then listed or traded;

(v) cause to be reserved and kept available out of its authorized and unissued Common Shares the number of Common Shares that, as provided in this agreement, will be sufficient from time to time to permit the exercise in full of all outstanding Rights; and

(vi) pay when due and payable any Canadian and United States federal and provincial and state transfer taxes and charges (for greater certainty, not in the nature of income or withholding taxes) which may be payable in respect of the original issuance or delivery of the Rights Certificates, provided that the Corporation will not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being transferred or exercised.

3.2  Adjustments to Exercise Price: Number of Rights

The Exercise Price, the number of Common Shares or other securities subject to purchase on the exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this section.

(a) If the Corporation at any time after the Record Time and prior to the Expiration Time:

(i) declares or pays a dividend on the Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) other than pursuant to any dividend reinvestment program;

(ii) subdivides or changes the outstanding Common Shares into a greater number of Common Shares;

(iii) combines or changes the outstanding Common Shares into a smaller number of Common Shares; or (iv) issues any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) in respect of, in lieu of or in exchange for existing Common Shares;

the Exercise Price and the number of Rights outstanding (or, if the payment or effective date therefor occurs after the Separation Time, the securities purchasable on exercise of Rights) will be adjusted in the following manner.

If the Exercise Price and number of Rights are to be adjusted (i) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other securities of the Corporation) (the “Expansion Factor”) that a holder of one Common Share immediately prior to such dividend, subdivision, combination, change or issuance would hold thereafter as a result thereof and (ii) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be allocated among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the securities of the Corporation issued in respect of such dividend, subdivision, consolidation, change or issuance, so that each such Common Share (or other security of the Corporation) will have exactly one Right associated with it.

For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable on exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable on exercise of one Right immediately prior to such dividend, subdivision, consolidation, change or issuance would hold thereafter as a result thereof.

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Adjustments pursuant to this subsection will be made successively whenever an event referred to in this subsection occurs.

(b) If the Corporation at any time after the Record Time and prior to the Expiration Time fixes a record date for the issuance of rights, options or warrants to all or substantially all holders of Common Shares entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Common Shares (or securities convertible into or exchangeable for or carrying a right to acquire Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to acquire Common Shares, having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right, per share) less than 95% of the Market Price per Common Share on the second Trading Day immediately preceding such record date, the Exercise Price in respect of the Rights to be in effect after such record date will be determined by multiplying the Exercise Price in respect of the Rights in effect immediately prior to such record date by a fraction (i) the numerator of which will be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price per Common Share and (ii) the denominator of which will be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid by delivery of consideration, part or all of which is in a form other than cash, the value of such consideration will be as determined in good faith by the Board of Directors, whose determination will be described in a statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. Such adjustment will be made successively whenever such a record date is fixed. To the extent that such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price will be readjusted to the Exercise Price which would then be in effect based on the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued on exercise of such rights, options or warrants.

(c) For purpose of this agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to a dividend reinvestment plan or any employee benefit, stock option or similar plans will be deemed not to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in all such cases, the right to purchase Common Shares is at a price per share of not less than 90% of the then current market price per share (determined as provided in such plans) of the Common Shares.

(d) If the Corporation at any time after the Record Time and prior to the Expiration Time fixes a record date for a distribution to all or substantially all holders of Common Shares (including any such distribution made in connection with a merger in which the Corporation is the continuing corporation) of (i) evidences of indebtedness or assets, including cash (other than a dividend paid in the ordinary course or a dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), (ii) rights, options or warrants entitling them to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to acquire Common Shares) (excluding those referred to in subsection 3.2(b)) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to acquire Common Shares, having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right, per share) that is less than 95% of the Market Price per Common Share on the second Trading Day immediately preceding such record date or (iii) other securities of the Corporation, the Exercise Price will be adjusted as follows. The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the Board of Directors) of the portion of the evidences of indebtedness, assets, rights, options or warrants or other securities so to be distributed applicable to the securities purchasable on exercise of one Right. Such adjustments will be made successively whenever such a record date is fixed and, if such distribution is not so made, the Exercise Price in

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respect of the Rights will be adjusted to be the Exercise Price in respect of the Rights which would have been in effect if such record date had not been fixed.

(e) Notwithstanding anything in this agreement to the contrary, no adjustment of the Exercise Price will be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this subsection are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under section 3.2 will be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share, as the case may be.

(f) If as a result of an adjustment made pursuant to section 4.1, the holder of any Right thereafter exercised will become entitled to receive any shares other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the applicable Exercise Price thereof will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as is practicable to the provisions with respect to the Common Shares contained in this section 3.2, and the provisions of this agreement with respect to the Common Shares will apply on like terms to any such other shares.

(g) All Rights originally issued by the Corporation subsequent to any adjustment made to the Exercise Price will evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Corporation has exercised its election as provided in subsection (i), upon each adjustment of an Exercise Price as a result of the calculations made in subsections (b) and (d), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares obtained by:

(i) multiplying (A) the number of Common Shares covered by a Right immediately prior to such adjustment by (B) the Exercise Price in effect immediately prior to such adjustment; and

(ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

(i) The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights will be exercisable for the number of Common Shares for which such a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the relevant Exercise Price in effect immediately prior to adjustment of the relevant Exercise Price by the relevant Exercise Price in effect immediately after adjustment of the relevant Exercise Price. The Corporation will make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the relevant Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, will be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this subsection, the Corporation, as promptly as is practicable, will cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing, subject to section 6.4, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Corporation, will cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates to be so distributed will be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the relevant adjusted Exercise Price and will be registered in the names of holders of record of Rights Certificates on the record date specified in the public announcement.

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(j) Irrespective of any adjustment or change in an Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates previously and thereafter issued may continue to express the relevant Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

(k) In any case in which this section requires that an adjustment in an Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer, until the occurrence of such event, the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided, however, that the Corporation delivers to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(l) Notwithstanding anything in this section to the contrary, the Corporation will be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this section, as and to the extent that in its good faith judgment the Board of Directors determines to be advisable in order that any (i) consolidation or subdivision of Common Shares, (ii) issuance wholly for cash of any Common Share or securities that by their terms are convertible into or exchangeable for Common Shares, (iii) stock dividends or (iv) issuance of rights, options or warrants referred to in this section, hereafter made by the Corporation to holders of its Common Shares, will not be taxable to such shareholders.

(m) The Corporation covenants and agrees that, after the Separation Time, except as permitted by section 6.1 or 6.5, it will not take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action would diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(n) Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon exercise of the Rights is made pursuant to this section, the Corporation will promptly:

(i) file with the Rights Agent and with the transfer agent for the Common Shares a certificate specifying the particulars of such adjustment or change; and

(ii) cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

The failure to file such certificate or cause such notice to be given as aforesaid, or any defect therein, will not affect the validity of any such adjustment or change.

3.3  Date on Which Exercise Is Effective

Each Person in whose name any certificate for Common Shares is issued upon the exercise of Rights will be deemed for all purposes to have become the holder of record of the Common Share represented thereby on, and such certificate will be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the relevant Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the relevant Common Share transfer books of the Corporation are closed, such Person will be deemed to have become the holder of record of such Common Shares on, and such certificate will be dated, the next succeeding Business Day on which the relevant Common Share transfer books of the Corporation are open.

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ARTICLE 4

ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

4.1  Flip-in Event

(a) Subject to subsection 4.1(b) and section 6.1, if prior to the Expiration Time a Flip-in Event occurs, each Right will constitute, effective on and after the later of its date of issue and the close of business on the tenth Trading Day following the Stock Acquisition Date, the right to purchase from the Corporation, upon payment of the relevant Exercise Price and otherwise exercising such Right in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustments provided for in section 3.2 if, after such date of occurrence, an event of a type analogous to any of the events described in section 3.2 has occurred with respect to the Common Share).

(b) Notwithstanding anything in this agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by (i) an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person); or (ii) a transferee or other successor in title, directly or indirectly, (a “Transferee”) of Rights held by an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) in a transfer that the Board of Directors has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding clause (i), will become null and void without any further action, and any holder of such Rights (including any Transferee) will not have any right whatsoever to exercise such Rights and will not have thereafter any other rights whatsoever with respect to such Rights, whether under any provision of this agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent on exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this subsection will be deemed to be an Acquiring Person for the purpose of this section and such Rights will be null and void.

(c) Any Rights Certificate that represents Rights Beneficially Owned by a Person described in clause (b)(i) or (ii) or transferred to any nominee of any such person, and any Rights Certificate issued on transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON OR A PERSON ACTING JOINTLY OR IN CONCERT WITH ANY OF THEM (AS SUCH TERMS ARE DEFINED IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT). THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID IN THE CIRCUMSTANCES SPECIFIED IN SUBSECTION 4.1(b) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT.

The Rights Agent will not be under any responsibility to ascertain the existence of facts that would require the inclusion of that legend, but will be required to include the legend only if instructed to do so in writing by the Corporation or if a holder fails to certify on transfer or exchange in the space provided on the Rights Certificate that it is not an Acquiring Person or other Person referred to in the legend. The issuance of a Rights Certificate without the legend referred to in this subsection will not affect the application of subsection (b).

(d) From and after the Separation Time, the Corporation will do all such acts and things as will be necessary and within its power to ensure compliance with the provisions of this section, including all such acts and things as

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may be required to satisfy the requirements of the NBBCA and the Securities Act or comparable legislation of any other applicable jurisdiction and the rules of any stock exchange or quotation system where the Common Shares may then be quoted, listed or traded in respect of the issuance of Common Shares upon the exercise of Rights in accordance with this agreement.

(e) Notwithstanding any other provision of this agreement, any Rights held by the Corporation or any of its Subsidiaries will be void.

ARTICLE 5

THE RIGHTS AGENT

5.1  General

(a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co-rights agents (each, a “Co-Rights Agent”) as it may deem necessary or desirable, subject to the approval of the Rights Agent. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and Co-Rights Agents will be as the Corporation may determine with the approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this agreement and the exercise and performance of its duties hereunder (including the fees and disbursements of any expert or advisor retained by the Rights Agent pursuant to subsection 5.3(a)). The Corporation also agrees to indemnify the Rights Agent, its officers, directors and employees for, and to hold it and them harmless against, any loss, liability cost, claim, action, damage, suit or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this agreement and/or the resignation or removal of the Rights Agent.

(b) The Corporation will inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this agreement by the Rights Agent and at any time, upon request, will provide to the Rights Agent an incumbency certificate with respect to the then current directors and senior officers of the Corporation, provided that failure to inform the Rights Agent of any such events, or any defect therein, will not affect the validity of any action taken hereunder in relation to such events.

(c) The Rights Agent will be protected and will incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

5.2  Merger or Amalgamation or Change of Name of Rights Agent

(a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this agreement without the execution or filing of any paper or any further act on the part of any of the parties, provided that such corporation would be eligible for appointment as a successor Rights

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Agent under the provisions of section 5.4. In case at the time such successor Rights Agent succeeds to the agency created by this agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this agreement.

(b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this agreement.

5.3  Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, will be bound:

(a) the Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion; the Rights Agent may also, with the approval of the Corporation (where such approval may reasonably be obtained and such approval not to be unreasonably withheld), consult with such other experts as the Rights Agent considers necessary or appropriate to properly carry out the duties and obligations imposed under the agreement and the Rights Agent will be entitled to rely in good faith on the advice of any such expert;

(b) whenever in the performance of its duties under this agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed in this agreement) may be deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be a senior officer of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this agreement in reliance upon such certificate;

(c) the Rights Agent will be liable hereunder only for its own negligence, bad faith or wilful misconduct;

(d) the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

(e) the Rights Agent will not be under any responsibility in respect of the validity of this agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to subsection 4.1(b)) or any adjustment required under the provisions of section 3.2 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by section 3.2 describing any

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such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this agreement or any Rights or as to whether any Shares will, when issued, be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

(f) the Corporation will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this agreement;

(g) the Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any Person designated in writing by the Corporation, and to apply to such Persons for advice or instructions in connection with its duties, and it will not be liable for any action taken or suffered by it in good faith in accordance with the written instructions of any such Person;

(h) the Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not the Rights Agent under this agreement. Nothing herein will preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

(i) the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

5.4  Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this agreement upon 60 days’ notice in writing (or such lesser notice as is acceptable to the Corporation) mailed to the Corporation and to each transfer agent of Common Shares by first class mail, and to the holders of Rights in accordance with section 6.8, all of which will be at the Corporation’s expense. The Corporation may remove the Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by first class mail, and to the holders of the Rights in accordance with section 6.8 at the expense of the Corporation. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection by the Corporation), then by prior written notice to the Corporation the resigning Rights Agent (at the Corporation’s expense) or the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, must be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Ontario. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon payment by the Corporation to the predecessor Rights Agent of all outstanding fees and expenses owing by the Corporation to the predecessor Rights Agent pursuant to this agreement, will deliver and transfer to the successor Rights Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the

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holders of the Rights. Failure to give any notice provided for in this section 5.4, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE 6

MISCELLANEOUS

6.1  Redemption and Waiver

(a) Until the occurrence of a Flip-in Event as to which the application of section 4.1 has not been waived pursuant to this section, the Board of Directors, with the prior consent of the holders of Voting Shares or the holders of Rights given in accordance with subsection (i) or (j), as the case may be, may elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted in a manner analogous to the applicable adjustment provided for in section 3.2, if an event of the type analogous to any of the events described in section 3.2 have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b) Until the occurrence of a Flip-in Event as to which the application of section 4.1 has not been waived pursuant to this section, upon written notice to the Rights Agent, the Board of Directors, with the prior consent of the holders of Voting Shares given in accordance with subsection (i), may determine, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a take-over bid circular to all holders of Voting Shares and otherwise than in the circumstances set forth in subsection (d), to waive the application of section 4.1 to such Flip-in Event. If the Board of Directors proposes such a waiver, the Board of Directors will extend the Separation Time to a date subsequent to and not more than ten Business Days following the meeting of shareholders called to approve such waiver.

(c) Until the occurrence of a Flip-in Event as to which the application of section 4.1 has not been waived pursuant to this section, upon written notice delivered to the Rights Agent, the Board of Directors may determine to waive the application of section 4.1 to any Flip-in Event provided that the Flip-in Event would occur by reason of a Take-over Bid made by take-over bid circular sent to all holders of Voting Shares and provided further that if the Board of Directors waives the application of section 4.1 to such Flip-in Event, the Board of Directors will be deemed to have waived the application of section 4.1 to any other Flip-in Event occurring by reason of any Take-over Bid made by take-over bid circular to all holders of Voting Shares which is made prior to the expiry of any Take-over Bid (as the same may be extended from time to time) made by take-over bid circular in respect of which a waiver is, or is deemed to have been, granted under this subsection.

(d) Notwithstanding subsections (b) and (c), upon written notice to the Rights Agent, the Board of Directors may waive the application of section 4.1 in respect of any Flip-in Event, provided that both of the following conditions are satisfied:

(i) the Board of Directors has determined that the Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person; and

(ii) such Person has reduced its Beneficial Ownership of Voting Shares such that at the time of the granting of a waiver pursuant to this subsection, such Person is no longer an Acquiring Person;

In the event of any such waiver, for the purposes of this agreement, such Flip-in Event will be deemed not to have occurred and the Separation Time will be deemed not to have occurred as a result of such Person having inadvertently become an Acquiring Person.

(e) The Board of Directors will be deemed to have elected to redeem, without further formality, the Rights at the Redemption Price on the date that a Person who has made a Permitted Bid, a Competing Permitted Bid or Take-

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over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to this section the application of section 4.1, takes up and pays for Voting Shares pursuant to the terms and conditions of such Permitted Bid, Competing Permitted Bid or Take-over Bid, as the case may be.

(f) Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the then outstanding Rights without the consent of the holders of Voting Shares or the holders of Rights, as the case may be, at the Redemption Price and reissue Rights under this agreement to holders of record of Common Shares immediately following the time of such redemption and, thereafter, all of the provisions of this agreement will continue in full force and effect and such Rights, without any further formality, will be attached to the outstanding Common Shares in the same manner as prior to the occurrence of such Separation Time.

(g) If the Board of Directors elects or is deemed to have elected to redeem the Rights and, in circumstances in which subsection (a) is applicable, such redemption is approved by the holders of Voting Shares or the holders of Rights in accordance with subsection (i) or (j), as the case may be, the right to exercise the Rights will thereupon, without further action and without notice, terminate, and the only right thereafter of the holders of Rights will be to receive the Redemption Price.

(h) Within 10 days after the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if subsection (a) applies, within 10 Business Days after the holders of Voting Shares or the holders of Rights have approved the redemption of Rights in accordance with subsection (i) or (j), as the case may be, the Corporation will give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at such holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the Transfer Agent for the Common Shares. Any notice which is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this section, and other than in connection with the purchase of Common Shares prior to the Separation Time.

(i) If a redemption of Rights pursuant to subsection (a) or a waiver of a Flip-in Event pursuant to subsection (b) is proposed at any time prior to the Separation Time, such redemption or waiver must be submitted for approval to the holders of Voting Shares. Such approval will be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Corporation’s by-laws.

(j) If a redemption of Rights pursuant to subsection (a) is proposed at any time after the Separation Time, such redemption must be submitted for approval to the holders of Rights. Such approval will be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders. For the purposes hereof, each outstanding Right (other than Rights which are Beneficially Owned by any Person referred to in clauses (i) to (v) inclusive of the definition of Independent Shareholders) will be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting will be those, as nearly as may be, which are provided in the Corporation’s by-laws and the NBBCA with respect to meetings of shareholders of the Corporation.

6.2  Expiration

No Person will have any rights pursuant to this agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in section 5.1.

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6.3  Issuance of New Rights Certificates

Notwithstanding any of the provisions of this agreement or of the Rights to the contrary, the Corporation, at its option, may issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this agreement.

6.4  Fractional Rights and Fractional Shares

(a) The Corporation will not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there will be paid to the registered holders of the Rights Certificates with regard to which such fractional Right would otherwise be issuable, an amount in cash equal to the fraction of the Market Price of a whole Right that the fraction of a Right which would otherwise be issuable is of one whole Right.

(b) The Corporation will not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation will pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of a whole Common Share that the fraction of a Common Share which would otherwise be issuable upon the exercise of such right is of one whole Common Share at the date of such exercise.

(c) The Rights Agent will have no obligation to make any payments in lieu of issuing fractions of Rights or Common Shares pursuant to subsection (a) or (b), respectively, unless and until the Corporation has provided to the Rights Agent the amount of cash to be paid in lieu of issuing such fractional Rights or Common Shares, as the case may be.

6.5  Supplements and Amendments

(a) The Corporation may make amendments to this agreement from time to time to correct any clerical or typographical error or which are required to maintain the validity of this agreement as a result of any change in any applicable legislation, rules or regulations or decision of a court or regulatory authority. The Corporation, at or prior to the meeting of shareholders of the Corporation, or any adjournment or postponement thereof, to be held for shareholders of the Corporation to consider and, if deemed advisable, to adopt a resolution approving, ratifying and confirming this agreement and the Rights issued pursuant thereto, may supplement or amend this agreement without the approval of any holders of Rights or Voting Shares in order to make any changes which the Board of Directors acting in good faith may deem necessary or desirable to make this agreement effective (provided such action would not materially adversely affect the interests of the holders of Rights generally). Notwithstanding anything in this section to the contrary, no such supplement or amendment may be made to the provisions of Article 5 except with the written concurrence of the Rights Agent to such supplement or amendment.

(b) Subject to subsection (a), the Corporation, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time prior to the Separation Time, may supplement or amend any of the provisions of this agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent will be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to vote at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the Corporation’s by-laws.

(c) Subject to subsection (a), the Corporation, with the prior consent of the holders of Rights, at any time on or after the Separation Time, may supplement or amend any of the provisions of this agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally),

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provided that no such supplement or amendment may be made to the provisions of Article 5 except with the written concurrence of the Rights Agent thereto.

(d) Any approval of the holders of Rights will be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) will be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting will be those, as nearly as may be, which are provided in the Corporation’s by-laws and the NBBCA with respect to meetings of shareholders of the Corporation.

(e) Any amendments made by the Corporation to this agreement pursuant to subsection 6.5(a) which are required to maintain the validity of this agreement:

(i) if made before the Separation Time, be submitted to the holders of Voting Shares of the Corporation at the next meeting of shareholders and the holders of Voting Shares, by the majority referred to in subsection (b), may confirm or reject such amendment; and

(ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights, by resolution passed by the majority referred to in subsection (d), may confirm or reject such amendment.

Any such amendment will be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the holders of Voting Shares or the holders of Rights or is not submitted to the holders of Voting Shares or holders of Rights as required, then such amendment will cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent amendment to this agreement to substantially the same effect will be effective until confirmed by the shareholders or holders of Rights, as the case may be.

(f) The Corporation will give notice in writing to the Rights Agent of any amendment or supplement to this agreement pursuant to this section within five Business Days of the date of any such amendment or supplement, provided that failure to give such notice, or any defect therein, will not affect the validity of any such supplement or amendment.

(g) For greater certainty, neither the exercise by the Board of Directors of any power or discretion conferred on it under this agreement nor the making by the Board of Directors of any determination or the granting of any waiver it is permitted to make or give under this agreement will constitute an amendment, variation or rescission of the provisions of this agreement or Rights for purposes of this section or otherwise.

6.6  Rights of Action

Subject to the terms of this agreement, all rights of action in respect of this agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, may enforce, and may institute and maintain, any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this agreement

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and will be entitled to specific performance of the obligations under, and injunctive relief against, actual or threatened violations of the obligations of any Person subject to, this agreement.

6.7  Notice of Proposed Actions

If the Corporation proposes after the Separation Time and prior to the Expiration Time to effect the liquidation, dissolution or winding-up of the Corporation or the sale of all or substantially all of the Corporation’s assets, then, in each such case, the Corporation will give to each holder of a Right, in accordance with section 6.8, a notice of such proposed action. The notice must specify the date on which such liquidation, dissolution, winding-up or sale is to take place, and such notice must be so given at least 20 Business Days prior to the date of taking such proposed action.

6.8  Notices

(a) Notices or demands authorized or required by this agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation will be sufficiently given or made if delivered or sent by facsimile or by first-class mail, postage prepaid, addressed (until another facsimile number or address is filed in writing with the Rights Agent) as follows:

TLC Vision Corporation
540 Maryville Centre Drive
Suite 200
St. Louis, MO
63141

Attention:  General Counsel
Facsimile:  (314) 434-7251

(b) Notices or demands authorized or required by this agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent will be sufficiently given or made if delivered or sent by facsimile or by first-class mail, postage prepaid, addressed (until another facsimile number or address is filed in writing with the Corporation) as follows:

CIBC Mellon Trust Company
320 Bay St. Ground Floor
Toronto, Ontario
M5H 4A6

Attention:  Vice President, Client Services
Facsimile:   (416) 643-5570

(c) Notices or demands authorized or required by this agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights will be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the Corporation for the Common Shares. Any notice which is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice.

(d) Notices will be deemed to have been received as follows:

(i) in the case of personal delivery, on the day of delivery, unless delivered on a day that is not a Business Day or after 4:00 p.m. on the day of delivery, in which case notice will be deemed to have been received on the next Business Day;

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(ii) in the case of facsimile, on the Business Day of transmission if transmitted before 4:00 p.m. on that Business Day or, otherwise, on the next Business Day following the day of transmission; and

(iii) in the case of first class mail, on the fifth Business Day following mailing.

(iv) Any accidental error, omission or failure in giving or delivering or mailing any such notice will not invalidate or otherwise prejudicially affect any action or proceeding founded thereon.

6.9  Costs of Enforcement

The Corporation agrees that, if it or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfil any of its obligations pursuant to this agreement, then the Corporation or such Person will reimburse the holder of any Rights for the costs and expenses (including reasonable legal fees) incurred by such holder in actions to enforce the holder’s rights pursuant to any Rights or this agreement.

6.10  Successors

All the covenants and provisions of this agreement by or for the benefit of the Corporation or the Rights Agent bind and enure to the benefit of their respective successors and assigns hereunder.

6.11  Benefits of this Agreement

Nothing in this agreement will be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this agreement; but this agreement will be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

6.12  Governing Law

This agreement and each Right issued hereunder will be deemed to be a contract made under the laws of the Province of Ontario and for all purposes will be governed by and construed in accordance with the laws of such province applicable to contracts to be made and performed entirely within such province.

6.13  Counterparts

This agreement may be executed in any number of counterparts and each of such counterparts for all purposes will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

6.14  Severability

If any term or provision hereof or the application thereof to any circumstance is, in any jurisdiction and to any extent, invalid or unenforceable, such term or provision will be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

6.15  Effective Date

This agreement is in force in accordance with its terms.

6.16  Shareholder Approval

At the annual meeting of shareholders of the Corporation in 2005 and every third anniversary thereafter and so on, provided that a Flip-in Event has not occurred prior to such time (other than a Flip-in Event in respect of which the application of section 4.1 has been waived pursuant to section 6.1), the board of directors may submit a

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resolution to the Independent Shareholders for their consideration and approval ratifying this agreement (as may be amended and restated) and its continued existence after each such meeting. If a majority of the votes cast by Independent Shareholders present or represented by proxy at any such meeting are not voted in favour of this agreement and its continued existence, then the Board of Directors, immediately upon confirmation by the chair of such shareholders meeting of the results of the vote on such resolution, without further formality, will be deemed to have elected to redeem the Rights at the Redemption Price.

6.17  Determinations and Actions by the Board of Directors

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith in connection with this agreement will not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.

6.18  Time of the Essence

Time will be of the essence of this agreement.

6.19  Regulatory Approvals

Any obligation of the Corporation or action contemplated by this agreement, including any amendment hereto, will be subject to the receipt of any requisite approval or consent from any applicable regulatory authority, including any necessary approvals of the Toronto Stock Exchange, NASDAQ or any other stock exchange.

6.20  Declaration as to Non-Canadian and Non-United States Holders

If in the opinion of the Board of Directors (who may rely on the advice of legal counsel) any action or event contemplated by this agreement would require compliance by the Corporation with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance is not required, including establishing procedures for the issuance to a Canadian resident fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto and the sale thereof and remittance of the proceeds of such sale (if any) to the Persons entitled thereto. In no event will the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and the United States of America in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

6.21  Fiduciary Duties of the Board of Directors

For greater certainty, this agreement will not be construed to suggest or imply that the Board of Directors is not entitled to recommend that holders of Voting Shares reject or accept any Take-over Bid (whether or not such Take-over Bid is a Permitted Bid or a Competing Permitted Bid) or take any other action (including the commencement, prosecution, defence or settlement of any litigation) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

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IN WITNESS WHEREOF, the parties have caused this agreement to be duly executed as of the date first above written.

TLC VISION CORPORATION

By:	/s/ Brian Andrew
Name:     Brian Andrew

Title:	General Counsel

CIBC MELLON TRUST COMPANY

By:	/s/ Warren Jansen
Authorized Signatory

By:	/s/ Bruce Cornish
Authorized Signatory

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EXHIBIT A

FORM OF RIGHTS CERTIFICATE

Certificate No.	Rights

RIGHTS CERTIFICATE

This certifies that            is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated as of March 4, 2005, and amended as of June • , 2005, as the same may be amended, restated or supplemented from time to time (the “Rights Agreement”) between TLC Vision Corporation, a corporation existing under the laws of New Brunswick (the “Corporation”), and CIBC Mellon Trust Company, a trust company existing under the laws of Ontario, as rights agent (the “Rights Agent”, which term includes any successor Rights Agent under the Rights Agreement), to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid Common Share of the Corporation (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise and Declaration of Ownership duly executed and submitted to the Rights Agent at its principal office in the city of Toronto or any other office of the Rights Agent designated for that purpose from time to time by the Rights Agent. The Exercise Price initially is U.S.$100 per Right and will be subject to adjustment in certain events as provided in the Rights Agreement.

In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or shares in the capital of the Corporation other than Common Shares, or more or less than one Common Share, all as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms and conditions of the Rights Agreement which terms and conditions are incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate is exercised in part, the registered holder will be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of U.S.$0.0001 per Right, subject to adjustment in certain events.

Fractional Common Shares will not be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

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No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other shares of the Corporation which may at any time be issuable upon the exercise hereof, nor will anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders of the Corporation (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate have been exercised as provided in the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it will have been manually countersigned by the Rights Agent.

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2

WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.

TLC VISION CORPORATION

By:

By:

Date:

Countersigned:

CIBC MELLON TRUST COMPANY

By:
Authorized Signature

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3

FORM OF ELECTION TO EXERCISE
(to be attached to each Rights Certificate)

TO:  TLC VISION CORPORATION

The undersigned hereby irrevocably elects to exercise            whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued to:

Name

Address

City and Province/State

Social Insurance Number or other taxpayer identification number

If such number of Rights are not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Name

Address

City and Province/State

Social Insurance Number or other taxpayer identification number

Dated:              Signature

Signature Guaranteed:

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by an Eligible Institution being either a Canadian Schedule I chartered bank or major trust company in Canada, member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, member of the National Association of Securities Dealers or banks and trust companies in the United States.

(To be completed if true)

The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or with an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement).

Signature

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FORM OF ASSIGNMENT

FOR VALUE RECEIVED

hereby sells, assigns and transfers unto

(please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein.

Dated:

Signature Guaranteed:

Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

Signature must be guaranteed by an Eligible Institution being either a Canadian Schedule I chartered bank or major trust company in Canada, member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, member of the National Association of Securities Dealers or banks and trust companies in the United States.

(To be completed if true)

The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or with an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement).

Signature

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NOTICE

If the certification set forth above in the Form of Election to Exercise or the Form of Assignment is not completed, the Corporation reserves the right to treat the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights will be null and void.

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APPENDIX D

BOARD MANDATE

CORPORATE GOVERNANCE POLICY

BOARD MANDATE & DIVISION OF RESPONSIBILITIES BETWEEN THE BOARD OF
DIRECTORS & MANAGEMENT

POLICY STATEMENT

The purpose of this document is to clarify the respective governance and management roles and responsibilities of the Board and management.

BOARD OF DIRECTORS

The Board is responsible for the supervision of management of the Corporation’s business and its affairs. It has the statutory authority and obligation to protect and enhance the assets of the Corporation in the interest of all shareholders. The Board Mandate, which includes the terms of reference of the Board and individual directors, sets out the purpose, procedures and organization, and responsibilities and duties of the Board and its committees.

The Board has the responsibility to review and approve the stated missions of the business, its objectives and goals, and the strategy by which it proposes to reach those goals.

The initiative for developing corporate strategy comes from management. The Board has the power to make suggestions and participates in the discussion of the strategy, responds to and contributes ideas and approves or amends the strategy. However, management leads this process. The Board is responsible for monitoring management’s success in implementing the strategy.

The role of the Board focuses on governance and stewardship rather than on the responsibility of management to run the day-to-day operations of the Corporation. Its role is to set corporate direction, assign responsibility to management for achievement of that direction, define executive limitations, and monitor performance against those objectives and executive limitations. In fulfilling this role, the Board will regularly review corporate objectives to ensure that they continue to be responsive to the changing business environment in which the Corporation operates.

RESPONSIBILITIES:

In order to ensure that the Board fulfills its role and is in a position to be held to account by its shareholders, the Board acknowledges its responsibility for the stewardship of the Corporation and will, with the assistance from the appropriate Committee:

1)	Define Shareholder Expectations for Corporate Performance Through Effective Communication with Shareholders

The Board will encourage effective communication between the Board and the Corporation’s shareholders, other stakeholders, and the public, the Board will determine, from time to time, the appropriate criteria for evaluating performance against shareholder expectations, and will set corporate strategic goals and objectives within this context. The Board will regularly review its criteria for the evaluation of shareholder expectations to ensure that they remain relevant to changing circumstances.

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2)	Establish Strategic Goals, Performance Objectives and Operational Policies

Based on the best interests of the Corporation and the determination of long-term shareholder expectations for performance, the Board will develop broad strategic corporate objectives and establish corporate values against which corporate performance will be measured. This will include:

•	satisfying itself as to the integrity of the Chief Executive Officer and other executive officers and ensuring that they create a culture of integrity throughout the Corporation;

•	annually approving both long-term and short-term corporate vision and strategies to maximize shareholder value and which take into account, among other things, the opportunities and risks of the business of the Corporation;

•	adopting a written code of business conduct and ethics, applicable to the Corporation’s directors, officers and employees, and monitoring compliance with the code;

•	reviewing and approving management’s strategic and operational plans to ensure they are consistent with long-term and short-term vision;

•	setting annual targets against which to measure corporate and executive performance;

•	ensuring that appropriate internal control and management information systems are in place for the Corporation;

•	ensuring that executive compensation is linked appropriately to corporate performance; and

•	ensuring that a process is in place with respect to the appointment, development, evaluation and succession of senior management.

3)	Delegate Management Authority to the Chief Executive Officer

The Board will delegate to the Chief Executive Officer the authority to manage and supervise the business of the Corporation, including making of all decisions regarding the Corporation’s operations that are not specifically reserved to the Board under the terms of this Mandate and appropriate law and regulation.

The Board will determine what, if any, executive limitations may be required in the exercise of the authority delegated to management, and in this regard will approve operational policies within which management will operate.

It is the Board’s responsibility to hire, evaluate and discharge the Chief Executive Officer.

4)	Monitor Corporate Performance

The Board will understand, assess and monitor the principal risks of all aspects of the business in which the Corporation is engaged and, while recognizing that business decisions require the Corporation to incur a level of risk which achieves a proper balance between the risk incurred and the potential return to shareholders, will ensure the implementation of systems to manage the principal risks of the Corporation.

The Board will also monitor corporate performance against both short-term and long-term strategic plans, annual performance targets, compliance with Board policies and the effective management of risk.

5)	Establish Appropriate Board Processes

The Board will develop procedures relating to the conduct of its business and the fulfillment of the responsibilities of the Board. Processes may include those related to the conduct of directors, compliance and Board meeting procedures, Board agenda formulation, management reporting, and evaluation of Board performance. The Board, through its Corporate Governance and Nominating Committee, will ensure that all directors

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receive a comprehensive orientation permitting them to understand the roles of the Board and its committees, their roles as directors and the nature and operation of the Corporation’s business. The Board, through its Corporate Governance and Nominating Committee, will also encourage directors to participate in continuing education.

BOARD STRUCTURE and GUIDELINES

1. The Board will be comprised of a majority of independent directors, as defined by securities regulatory authorities and stock exchanges in Canada and the United States of America.

2. All directors will stand for election every year.

3. When the Chief Executive Officer also holds the position of Chairperson of the Board, the Board will elect a non-executive Vice Chair or lead director.

4. Every year the Board will review and approve a strategic plan, an annual operating plan and a budget for the Corporation, and conduct periodic reviews of progress.

5. The Board will establish three committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. These committees will consist entirely of independent directors. The Board will appoint all chair and committee members and will develop and review from time to time a position description for the chair of each committee.

6. The Board will be responsible for ensuring the development of a written charter for each of its committees that establishes the committee’s purpose, responsibilities, member qualifications, member appointment and removal, structure and operations (including any authority to delegate to individual members or subcommittees), and the manner of reporting to the Board. In addition, each committee will have authority to engage and compensate any outside advisor that it determines to be necessary to permit it to carry out its duties.

7. The Board will meet on a quarterly basis or as deemed appropriate.

8. The Board does not believe it should establish term limits.

9. The independent directors will hold quarterly meetings at which non-independent directors and members of management will not be in attendance. These meetings will conclude with a discussion with the Chief Executive Officer on each occasion.

10. The Corporate Governance and Nominating Committee will be responsible for developing the Corporation’s approach to corporate governance principles and guidelines specifically applicable to the Corporation.

11. The Corporate Governance and Nominating Committee will annually evaluate the effectiveness of the Board and of the effectiveness of all committees.

12. In conjunction with the Corporate Governance and Nominating Committee, the Board will consider what competencies and skills the Board as a whole should possess, what competencies and skills each director possesses, and the size of the Board.

13. The Chair of the Board will establish the agenda for each Board meeting. Each Board member is free to suggest the inclusion of item(s) on the agenda.

14. Whenever feasible, directors will receive materials seven days in advance of meetings for items to be acted upon. Management will make every attempt to see that the material is as succinct as possible while providing the desired information.

15. Interlocking directorships will not be allowed, except with respect to joint ventures. (An interlocking directorship would occur if an officer or director of the Corporation served on the Board of Company X and an officer or director of Company X served on the Corporation’s Board, or if a major supplier or customer served on the Corporation’s Board.)

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16. Directors are required to own at least 2,000 shares of the Corporation’s stock within one year of election and 5,000 shares within three years of election.

17. A report on succession planning and management development will be provided annually by the Chief Executive Officer to the Board.

18. No director shall be a potential or actual representative of, or hold an executive position or directorship with, interests that may have reason to make an unsolicited or hostile attempt to acquire a controlling interest in the Corporation or its subsidiaries. Neither shall any director have vested interests in benefits from external intervention in the Corporation’s affairs.

19. The Corporate Governance and Nominating Committee will establish a director’s questionnaire designed to assure that Board members have the requisite qualifications and have no conflicts of interests. In addition, each director will be required to adopt and support the Corporation’s ethics policy.

EXPECTATIONS and CONDUCT OF ALL MEMBERS OF THE BOARD

1. Board members know and understand the Corporation’s vision, strategic precepts, strategic plan and operating plan, and understands the corresponding corporate policies.

2. A Board member’s actions reflect his/her understanding of the Corporation’s vision, strategic precepts, strategic plan and operating plan in his/her discussion and actions on key issues throughout the year.

3. Board meetings are conducted in a manner that ensures open communication, meaningful participation and timely resolution of issues. The proceedings of meetings are held in strict confidence and not divulged to outsiders.

4. Board members are diligent in preparing for meetings and have adequate time available to perform their duties as directors.

5. Board members will not enter into relationships with the Corporation that would in any way compromise them being designated as independent directors.

6. Board members have complete access to the Corporation’s senior executives. It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operations of the Corporation and that such contact, if in writing, be copied to the Chief Executive Officer and Chair. Specific requests and action items should be requested through the office of the Chief Executive Officer.

7. In tracking the Corporation’s performance, the Board regularly considers the performance of peer companies.

8. Attendance is essential to the good performance of the Board process. Therefore, Board Members are expected to attend all meetings of the Board, whether in person or via teleconference, but in any event, not less than 75 percent of the meetings.

FEEDBACK

The Corporation’s shareholders may provide written input and comments to the Board by forwarding same to the General Counsel at the Corporation’s U.S. headquarters.

CHAIR OF THE BOARD

The Chair of the Board is accountable to the Board for the fulfillment of the responsibilities of the office of Chair as outlined in the Corporation’s by-laws and will lead the Board in establishing effective corporate governance processes and practices.

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Role/Responsibilities:

The role and responsibilities of the Chair of the Board will include:

•	assuming principal responsibility for the operation and functioning of the Board;

•	providing overall leadership to the Board without limiting the principle of collective responsibility and the ability of the Board to function as a unit;

•	fulfilling his or her Board leadership responsibilities in a manner that will ensure that the Board is able to function independently of management. This should include ensuring that the appropriate procedures are in place for the Board to meet regularly without management present, and to allow for directors to engage outside advisors at the expense of the Corporation in appropriate circumstances, subject to the approval of the Corporate Governance and Nominating Committee;

•	consulting with the Board and the Secretary to set Board agendas that are based on the responsibilities of the Board and reflect current priorities;

•	chairing Board meetings effectively, including ensuring that appropriate briefing materials are delivered in a timely fashion, encouraging full participation and discussion by individual directors, stimulating debate, facilitating consensus, and ensuring that clarity regarding decisions is reached and duly recorded;

•	requesting that another director chair a particular meeting, or a particular agenda item should the Chair determine that in the interests of making a proposal to the Board in his/her role as Chair, he/she would not be the most effective chair of that particular meeting, or that particular agenda item;

•	ensuring compliance with the governance policies of the Board regarding conduct of Board meetings, managing and reporting information and other policies related to the conduct of the Board’s business; and

•	taking a leadership role in ensuring effective communication and relationships among the Corporation, shareholders, stakeholders and the general public.

CHIEF EXECUTIVE OFFICER

The Chief Executive Officer is delegated the authority to supervise the business and affairs of the Corporation, subject to the direction of the Board and the executive limitations established by the Board. This delegation shall include the authority to make all decisions on behalf of the Corporation that do not require shareholder approval, or have not been reserved by the Board to itself or to a Committee of the Board, under the terms of this Mandate.

All Board authority delegated to management is delegated through the Chief Executive Officer, so that all authority and accountability of management, unless otherwise stated in this Mandate, is considered to be the authority and accountability of the Chief Executive Officer. This shall not be interpreted as precluding interaction among the members of the Board and senior management, and relates solely to the accountability link between the Board and the Chief Executive Officer.

The Chief Executive Officer shall have the authority to delegate operational decision making as he/she may determine as necessary and appropriate for the effective operation of the business. In this regard, the Chief Executive Officer shall put in place a delegation of operational authority policy within the organization.

Role/Responsibilities:

The role and responsibilities of the Chief Executive Officer will include:

•	developing and recommending corporate strategies, and business and financial plans for the approval of the Board;

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•	managing the operations of the business in accordance with the strategic direction set by the Board and within operational policies as approved by the Board in relation to the conduct of the business;

•	reporting management information back to the Board in a manner and time so that the Board may effectively monitor and evaluate corporate performance against stated objectives and within executive limitations; including:

•	submitting monitoring and performance information required by the Board in a timely and accurate fashion, and based on industry benchmarked standards;

•	ensuring that the Board is aware of relevant trends, anticipated adverse media and analyst coverage, material external or internal changes, and any changes in the assumptions upon which any Board decision or approval has previously been made; and

•	advising the Board if, in the Chief Executive Officer’s opinion, the Board is not in compliance with its own policies, or legal and/or regulatory requirements, in particular, in the case of behavior of one or more directors which is detrimental to best interests of the Corporation or to the working relationship between the Board and the Chief Executive Officer;

•	developing a list of risk factors and informing the Board of what mechanisms are in place to address the identified risks;

•	providing the Board with information, both internal and external, that the Board may require in order to make fully-informed decisions regarding policies governing the operation of the business;

•	dealing with the Board as whole except when:

(a) fulfilling individual requests for information; or

(b) responding to officers or committees duly charged by the Board; and

•	reporting in a timely manner on actual or anticipated non-compliance with any Board approved policy or decision.

The Chief Executive Officer will be evaluated on the following criteria:

1. Leadership:  Leads the Corporation based on its vision, mission and values so that they are widely understood, widely supported, consistently applied and effectively implemented and ensures that practices are consistent with the strategic plan.

2. Strategic Planning:  Ensures the development of and gains Board approval for a strategic plan that meets the needs of stockholders, customers, employees and all corporate stakeholders; ensures consistent and timely progress toward strategic objectives; obtains and allocates resources consistent with strategic objectives.

3. Financial Results:  Establishes Board-approved appropriate annual and longer-term financial objectives and manages consistently to achieve these goals; ensures that appropriate systems are maintained to protect assets and maintain effective control of operations.

4. Succession Planning: Develops, attracts, retains, motivates, manages and is accountable for an effective top management team capable of achieving objectives; provides for a detailed, written management succession plan.

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5. Human Resources:  Ensures the development of effective recruitment, training, retention and personnel communications plans and programs to provide and motivate the necessary human resources to achieve objectives; establishes and monitors programs to provide equal opportunity employment for all employees.

6. Communications:  Serves as chief spokesperson, communicating effectively with stockholders and all internal and external stakeholders.

7. External Relations:  Ensures that the Corporation and its operating units contribute appropriately to the well being of their communities and industries. Represents the Corporation in community and industry affairs.

8. Board and Stockholder Relations:  Works closely with the Board and stockholders to keep them fully informed on all important aspects of the status and development of the Corporation. Facilitates the Board’s governance, composition and committee structure. Implements Board policies and recommends policies for Board consideration.

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APPENDIX E

PARTICIPANT INFORMATION IN THE SOLICITATION OF PROXIES BY
TLC VISION CORPORATION

Under the applicable SEC rules, TLC Vision Corporation (the “Company”), its directors, nominees for director and certain officers and employees are deemed “participants” with respect to the solicitation of proxies in connection with the Company’s 2008 annual and special meeting of shareholders (the “meeting”). Certain information about these participants, other than the Company, is presented below.

Directors, Nominees for Director and Certain Employees and Officers

The name and principal occupation of each of our directors who is deemed a “participant” under the applicable SEC rules is set forth under the section entitled “Business to be Conducted at the Meeting — Election of Directors” of this management information circular. Steven P. Rasche, our Chief Financial Officer, Brian L. Andrew, our General Counsel and Secretary and James J. Hyland, our Vice President, Investor Relations, are also “participants” under the applicable SEC rules. Each participant has a business address of TLC Vision Corporation, 16305 Swingley Ridge Rd., Ste. 300, Chesterfield, Missouri 63017.

Information Regarding Ownership of the Company’s Securities by Participants

The number of equity securities of the Company beneficially owned by the participants as of April 11, 2008 is set forth under the section entitled “Security Ownership of Certain Beneficial Owners and Management” of this management information circular. None of the participants owns any equity securities of the Company of record that such participant does not own beneficially.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales during the past two years of common shares of the Company by participants. This includes information regarding certain stock and stock option grants, which grants were subject to vesting.

Except as set forth below or as otherwise disclosed in this management information circular, none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. To the extent that any part of the purchase price or market value of any of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, the amount of the indebtedness as of the latest practicable date is set forth below. If those funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, a description of the transaction and the parties is set forth below.

PARTICIPANT INFORMATION IN THE SOLICITATION OF PROXIES

Name	Date	Number of Shares	Transaction Footnote

Brian L. Andrew	03/27/2008	10,000	P
	12/28/2007	40,000	A
	08/13/2007	2,765	P
	12/11/2006	35,000	A

*	Mr. Andrew has acquired 752 common shares in his 401(k) plan and 3,826 common shares in the employee share purchase plan since July 2006.

Name	Date	Number of Shares	Transaction Footnote

Michael D. DePaolis	12/28/2007	15,000	A

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Name	Date	Number of Shares	Transaction Footnote

James J. Hyland	12/28/2007	25,000	A
	07/16/2007	25,000	A

Name	Date	Number of Shares	Transaction Footnote

Richard L. Lindstrom	12/28/2007	35,000	A
	12/11/2007	29,500	X
	05/22/2007	9,500	X
	12/11/2006	20,000	A

Name	Date	Number of Shares	Transaction Footnote

Steven P. Rasche	12/28/2007	50,000	A
	08/14/2007	6,000	P
	07/12/2007	343	P
	12/11/2006	45,000	A
	06/26/2006	4,200	P

*	Mr. Rasche has acquired 1,109 common shares in his 401(k) plan and 15,126 common shares in the employee share purchase plan during the previous 24 months.

Name	Date	Number of Shares	Transaction Footnote

Warren S. Rustand	12/28/2007	20,000	A

Name	Date	Number of Shares	Transaction Footnote

James C. Wachtman	12/28/2007	60,000	A
	08/13/2007	15,000	P
	12/11/2006	50,000	A

*	Mr. Wachtman has acquired 861 common shares in his 401(k) plan during the previous 24 months.

Name	Date	Number of Shares	Transaction Footnote

Toby Wilt	12/28/2007	15,000	A

A — Grant of options.

X — Exercise of options.

P — Open market or private purchase.

S — Open market or private sale.

Miscellaneous Information Concerning Participants

Except as described in this Appendix E or otherwise disclosed in this management information circular, no associate of any participant beneficially owns any common shares or other securities of the Company.

Except as described in this Appendix E or otherwise disclosed in this management information circular, no participant or any of his or her associates (including a member of the participant’s immediate family), is a participant in any transactions or series of similar transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction or series of similar transactions, (1) in which the Company or any of its

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subsidiaries was or is to be a participant, (2) in which the amount involved exceeds $120,000, and (3) in which any such person or any of his or her associates had or will have, a direct or indirect material interest.

Except as described in this Appendix E or as otherwise disclosed in this management information circular, no participant or any of his or her associates has entered into any agreement or understanding with any person respecting any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Appendix E or as otherwise disclosed in this management information circular, there are no contracts, arrangements or understandings by any of the participants within the past year with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix E or as otherwise disclosed in this management information circular, no participant owns beneficially any securities of any parent or subsidiary of the Company.

Except as described in this Appendix E or as otherwise disclosed in this management information circular, no participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the meeting.

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How To Cast Your Vote

SUPPORT YOUR CURRENT BOARD NOMINEES BY VOTING YOUR

BLUE PROXY

VOTING INSTRUCTIONS

BENEFICIAL SHAREHOLDERS

If your common shares are held in a brokerage account a BLUE proxy was mailed to you with this package. Only vote the BLUE proxy as follows:

Canadian Shareholders:

Visit www.proxyvote.com and enter your 12 digit control number or call 1-800-474-7493 or fax your BLUE proxy to (905) 507-7793 or toll free at 1-866-623-5305 in order to ensure that it is received before the deadline.

U.S. Shareholders:

Visit www.proxyvote.com and enter your 12 digit control number or call 1-800-454-8683.

REGISTERED SHAREHOLDERS

If the common shares are held in your own name, fax the BLUE proxy to CIBC Mellon Trust Company at 416-368-2502 or Kingsdale at (416) 867-2271 or 1-866-545-5580.

Please disregard any proxy you may have received from the Joffe Group and vote ONLY the BLUE proxy.  If you have previously voted a proxy supporting the Joffe Group and wish to change your vote, simply vote again with this BLUE proxy and your later dated proxy will automatically revoke the previously submitted proxy.

TIME IS OF THE ESSENCE — VOTE BY TELEPHONE OR VIA THE
INTERNET, FAX OR MAIL YOUR PROXY IN ORDER FOR IT TO BE
RECEIVED BY THE DEADLINE
PROXIES MUST BE RECEIVED BY FRIDAY, JUNE 6, 2008
AT 10:00 A.M. (TORONTO TIME)
PLEASE ENSURE THAT YOU SIGN AND DATE THE PROXY
QUESTIONS ON VOTING YOUR BLUE PROXY CALL:

Telephone Toll Free: 1-866-879-7644
Local Fax: 416-867-2271
Toll Free Fax: 1-866-545-5580
Outside North America Call Collect: 1-416-867-2272

Any questions and requests for assistance may be directed to the Proxy
Solicitation Agent:

The Exchange Tower
130 King Street West, Suite 2950, P.O. Box 361
Toronto, Ontario
M5X 1E2

North American Toll Free Phone:

1-866-879-7644

Email: contactus@kingsdaleshareholder.com

Facsimile: 416-867-2271

Toll Free Facsimile: 1-866-545-5580

Outside North America, Banks and Brokers Call Collect: 416-867-2272

TLC VISION CORPORATION

PROXY

Annual and Special Meeting of Shareholders of TLC Vision Corporationc
to be held on June 10, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
TLC VISION CORPORATION

The undersigned shareholder of TLC Vision Corporation (“TLC Vision”) hereby appoints James C. Wachtman, Chief Executive Officer and a director of TLC Vision, or, failing him, Brian L. Andrew, General Counsel and Secretary of TLC Vision, or instead of any of the foregoing,                              , as proxy of the undersigned, to attend, vote and act for and on behalf of the undersigned at the annual and special meeting of shareholders of TLC Vision to be held on June 10, 2008 at 10:00 a.m., Eastern Time, at the Richard Ivey School of Business, 130 King Street West, Toronto, Ontario, and at all adjournments thereof, upon the following matters:

1.	ELECTION OF DIRECTORS (see notes 2 through 5 on the reverse of this proxy for important information about cumulative voting and the discretion of the proxy holder)

MANAGEMENT NOMINEES:

FOR (except as marked to the contrary):  ☐        WITHHOLD VOTE FOR all nominees  ☐
or, if no specification is made, vote FOR the election of the following directors for the ensuing year:

Dr. Michael DePaolis Jay T. Holmes Olden C. Lee Dr. Richard Lindstrom	Warren S. Rustand James C. Wachtman Toby S. Wilt

Provided that the undersigned wishes to withhold vote for the following directors:

SHAREHOLDER PROPOSAL:

FOR (except as marked to the contrary):  ☐        WITHHOLD VOTE for all nominees  ☐
or, if no specification is made, WITHHOLD VOTE for the election of the following directors for the ensuing year:

Michael R. Henderson Stephen N. Joffe	Cathy Willis

Provided that the undersigned wishes to withhold vote for the following directors:

2.	TO VOTE FOR ☐ AGAINST ☐ ABSTAIN ☐ or, if no specification is made, vote FOR a resolution ratifying TLC Vision’s Shareholder Rights Plan.

3.	TO VOTE FOR ☐ AGAINST ☐ WITHHOLD ☐
or if no specification is made, vote FOR the continued appointment of Ernst & Young LLP as auditors of TLC Vision and authorizing the directors to fix the remuneration of the auditors; and

4.	In the discretion of the proxy holder, such other business as may properly come before the meeting.

The shares represented by this proxy will be voted as directed. If no direction is indicated as to any item(s), they will be voted as indicated above.

EXECUTED on the   day of   , 2008

Number of Common Shares	Signature of Shareholder

Name of Shareholder (Please print clearly)

*	Please see other side for notes on how to use this proxy.

NOTES:

1.	A shareholder has the right to appoint a person to represent the shareholder at the meeting other than the management representatives designated in this proxy. Such right may be exercised by inserting in the space provided the name of the other person the shareholder wishes to appoint. Such other person need not be a shareholder.

2.	This proxy, when properly executed, will be voted in the manner directed herein. With respect to the election of directors, where a vote FOR all management nominees is marked or where no vote is specified, the cumulative votes represented by this proxy will be cast, unless contrary instructions are given, at the discretion of the proxy holders named herein in order to elect as many of the management nominees as believed possible under the then prevailing circumstances. Unless indicated to the contrary, if you withhold your vote for a nominee, all of your cumulative votes will be distributed among the remaining management nominees at the discretion of the proxy holders. If no vote is specified, this proxy will be voted FOR management’s nominees for director and WITHHELD from the nominees in the Shareholder Proposal.

3.	Where a vote FOR all of the management nominees and FOR all of the nominees in the Shareholder Proposal are marked, cumulative votes will be cast, unless contrary instructions are given, such that the nominees in the Shareholder Proposal will receive one vote for each share represented by the proxy and the remaining cumulative votes will be voted at the direction of the proxy holders named herein in order to elect as many management nominees as believed possible under the then prevailing circumstances.

4.	Where a WITHHOLD VOTE with respect to management nominees and a vote FOR all of the nominees in the Shareholder Proposal is marked, cumulative votes will be distributed, unless contrary restrictions are given, equally among the nominees in the Shareholder Proposal.

5.	If a shareholder desires to cumulate his or her votes other than as described above, this proxy should be marked to indicate clearly that the shareholder desires to exercise the right to cumulate votes and to specify the number of votes are to be allocated among the nominees for directors for who the shareholder wishes to vote. For example, a shareholder may write next to the name of the nominee or nominees for whom the shareholder desires to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising his or her right to vote cumulatively, a shareholder may instruct the proxy holders not to vote for one or more nominees by writing the name(s) of such nominee or nominees on the space provided. Unless indicated to the contrary in the space provided, if a shareholder withholds authority to vote for one or more nominees all cumulative votes of such shareholder will be distributed among the remaining nominees at the discretion of the proxy holders named herein.

6.	To be valid, this proxy must be signed and deposited with the Secretary of the Corporation, c/o CIBC Mellon Trust Company, Proxy Dept., P.O. Box 721, Agincourt, Ontario, M1S 0A1 (Facsimile No. (416) 368-2502) not later than 10:00 a.m., Eastern Time, on June 6, 2008, or, if the meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.

7.	If an individual, please sign exactly as your shares are registered. If the shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder. If the shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of the deceased or other shareholder, the shareholder’s name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.

8.	Management of the Company does not contemplate that any of the proposed management nominees will be unable to serve as a director, but, if that should occur for any reason prior to the meeting, the management representatives designated in the enclosed form of proxy reserve the right to vote for another nominee at their discretion unless a shareholder has specified in his or her proxy that his or her common shares are to be withheld from voting with respect to the management nominees for director.

9.	Reference is made to the accompanying management information circular (which is also a proxy statement under U.S. law) for further information regarding completion and use of this proxy and other information pertaining to the meeting. Before completing this proxy, non-registered holders should carefully review the section in the accompanying management information circular entitled “Non-Registered Shareholders” and should carefully follow the instructions of the securities dealer or other intermediary who sent this proxy.

10.	If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed.

11.	If a share is held by two or more persons, any one of them present or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote in respect thereof, but if more than one of them are present or represented by proxy, they shall vote together in respect of each share so held.